As filed with the Securities and Exchange Commission on April 30, 2003

                                                                File No. 2-64715
                                                               File No. 811-1447


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]

                          Pre-Effective Amendment No. ___             [ ]

                          Post-Effective Amendment No. 33             [ ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]

                          Amendment No. 38                            [ ]



                            WPG LARGE CAP GROWTH FUND
                      -------------------------------------
               (Exact name of Registrant as Specified in Charter)

                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
               (Address of Principal Executive Offices) (Zip Code)

                   Registrant's Telephone Number: 800-223-3332

               RONALD M. HOFFNER, WEISS, PECK & GREER INVESTMENTS
                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
                  ---------------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Ernest V. Klein, Esq.
                                Hale and Dorr LLP
                                 60 State Street
                                Boston, MA 02109

It is proposed that this filing will become effective:

___        immediately upon filing pursuant to paragraph (b) of Rule 485
_X_        on  May 1, 2003 pursuant to paragraph (b) of Rule 485
___        60 days after filing pursuant to paragraph (a)(1) of Rule 485
___        on ___________ pursuant to paragraph (a)(1) of Rule 485
___        75 days after filing pursuant to paragraph (a)(2) of Rule 485
___        on ___________ pursuant to paragraph (a)(2) of Rule 485

                              WEISS, PECK & GREER
                                  INVESTMENTS

                                C/O ROBECO GROUP

                     MEMBER OF INTERNATIONAL ASSET MANAGERS

                                  MUTUAL FUNDS

                                   Prospectus


                                   May 1, 2003


                        WPG Government Money Market Fund

                         WPG Tax Free Money Market Fund

                      WPG Intermediate Municipal Bond Fund

                               WPG Core Bond Fund

                           WPG Large Cap Growth Fund

                                 WPG Tudor Fund

                          WPG Quantitative Equity Fund


                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800 223-3332

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                                    CONTENTS
================================================================================
                                                                            Page

Risk/Return Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     WPG Government Money Market Fund . . . . . . . . . . . . . . . . . . .    2
     WPG Tax Free Money Market Fund . . . . . . . . . . . . . . . . . . . .    4
     WPG Intermediate Municipal Bond Fund . . . . . . . . . . . . . . . . .    6
     WPG Core Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . .    8
     WPG Large Cap Growth Fund . . . . . . . . . . . . . . . . . . . . . .    10
     WPG Tudor Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     WPG Quantitative Equity Fund . . . . . . . . . . . . . . . . . . . . .   14

More About the Funds' Investments and Risks . . . . . . . . . . . . . . . .   16

Management of the Funds . . . . . . . . . . . . . . . . . . . . . . . . . .   18

How to Buy Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

How to Exchange Shares . . . . . . . . . . . . . . . . . . . . . . . . . .    21

How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .    22

Other Shareholder Service Information . . . . . . . . . . . . . . . . . . .   23

Share Price and Other Shareholder Information . . . . . . . . . . . . . . .   24

Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . . .    25

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .    26

For More Information . . . . . . . . . . . . . . . . . . . . . . . .  Back Cover

ABOUT THE INVESTMENT ADVISER


Robeco USA, L.L.C., a Delaware limited liability company, through its division Weiss, Peck & Greer Investments (the adviser or WPG), serves as the investment adviser to each of the funds. WPG is headquartered in New York and is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company (Robeco). Founded in 1929, Robeco is one of the world's oldest asset management organizations. As of the date of this prospectus, Robeco, through its investment management subsidiaries, had approximately $103 billion in assets under management, including approximately $18 billion managed directly by WPG. WPG, which has over 30 years experience as an investment adviser to institutional and individual clients, is a member firm of the NYSE.


A WORD ABOUT RISK

An investment in the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

POLICY CHANGES


Each of Government Money Market Fund, Core Bond Fund, Large Cap Growth Fund and Quantitative Equity Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities as described in the following "Risk/Return Summaries."

RISK/RETURN SUMMARY                             WPG GOVERNMENT MONEY MARKET FUND
================================================================================

INVESTMENT GOAL
Current income, consistent with preservation of capital and liquidity.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES INVESTMENTS: The fund invests substantially all, but at least 80% of assets, in money market securities issued or guaranteed by, or repurchase agreements collateralized by, the U.S. government and its agencies and instrumentalities.The fund's other investments may include all types of money market securities.

CREDIT QUALITY: Ratings in the rating agencies' two highest short term rating categories or equivalent quality for unrated securities.

MATURITY: Average dollar weighted portfolio maturity of 90 days or less. Maturity of 397 days or less for individual securities.

--------------------------------------------------------------------------------

STRATEGIES: The fund seeks to maintain a stable share price of $1 by investing in securities that the adviser believes present minimal credit risks to the fund. In structuring the fund's portfolio, the adviser "ladders" the maturity of the fund's investments. As securities mature at different intervals, the adviser reinvests the proceeds in additional money market securities so as to maintain the fund's duration within a target that the adviser believes is appropriate based on the then current market environment. By laddering the maturity of the fund's investments, the adviser maintains liquidity without causing the fund to incur transaction costs associated with selling portfolio securities.

The adviser focuses on improving the fund's yield by actively managing the fund's allocations among different government agencies and instrumentalities.The adviser monitors the difference in yield of these securities and purchases those securities for the fund that provide a higher yield relative to the amount of risk involved.The adviser also considers a security's relative value based on its interest rate sensitivity.

================================================================================

PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.

                        WPG GOVERNMENT MONEY MARKET FUND
                                  TOTAL RETURN


                         1993                2.80%
                         1994                3.58%
                         1995                5.16%
                         1996                4.56%
                         1997                4.76%
                         1998                4.80%
                         1999                4.45%
                         2000                5.74%
                         2001                3.61%
                         2002                1.07%


                        CALENDAR YEARS ENDED DECEMBER 31

The table shows the fund's average annual returns for different calendar periods.


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2002)



                 1 year                  5 years                   10 years
                 ------                  -------                   --------
Fund              1.07%                    3.91%                    4.04%

As of December 31, 2002, the fund's 7-day yield was 0.81%. Call 1-800-223-3332 for the fund's current 7-day yield.


                  FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS


Best:      1.47% in the 3rd quarter of 2000
Worst:     0.23% in the 4th quarter of 2002


The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                             WPG GOVERNMENT MONEY MARKET FUND
================================================================================

PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

     |_| The issuer or guarantor of a security owned by the fund defaults on its payment obligations.
     |_| Interest rates rise sharply or suddenly causing the securities in the fund's portfolio to drop in value.
     |_| The adviser's judgments about the relative values of securities selected for the fund's portfolio prove to be wrong.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST

The fund may be appropriate if you want:

     |_|  Stability of principal and liquidity
     |_|  A temporary investment

WHO MAY NOT WANT TO INVEST

The fund may not be appropriate if you want:

     |_|  Long-term growth of capital
     |_|  A rate of return that consistently exceeds the rate of inflation

================================================================================

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES                                                      NONE(1)
(PAID DIRECTLY FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF FUND NET ASSETS)


     Management fee                                                   0.50%

     12b-1 distribution fees                                          None

     Other expenses                                                   0.25%
                                                                      -----
     Total annual operating expenses                                  0.75%
                                                                      =====
------------
(1) Shareholders requesting redemptions by wire are charged a redemption fee, currently $9.



EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.Your actual costs may be higher or lower.


NUMBER OF YEARS YOU
OWN YOUR SHARES                 1 YEAR   3 YEARS    5 YEARS   10 YEARS
---------------                 ------   -------    -------   --------
Expenses:                         $78     $243       $422       $942


The example assumes:
     o    You invest $10,000 for the periods shown
     o    You redeem at the end of each period
     o    You reinvest all distributions and dividends without a sales charge
     o The fund's operating expenses have not been capped or reduced and remain the same
     o    Your investment has a 5% return each year

RISK/RETURN SUMMARY                               WPG TAX FREE MONEY MARKET FUND
================================================================================

INVESTMENT GOAL
High current income exempt from federal income tax, consistent with preservation of capital and liquidity.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

INVESTMENTS: The fund invests substantially all, but at least 80% of assets, in U.S. dollar denominated, tax-exempt money market securities. Tax-exempt means that the securities pay interest that is excluded from gross income for regular federal income tax purposes. Tax-exempt securities are issued by states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities.

The fund may invest in all types of tax-exempt money market securities, including:

     |_| Municipal notes, such as tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.
     |_| Municipal bonds, such as general obligation bonds, revenue bonds and pre-refunded and escrowed bonds.

CREDIT QUALITY: Ratings in the rating agencies' two highest short term rating categories or equivalent quality for unrated securities.

MATURITY: Average dollar weighted portfolio maturity of 90 days or less. Maturity of 397 days or less for individual securities.

--------------------------------------------------------------------------------

STRATEGIES: The fund seeks to maintain a stable share price of $1 by investing in securities that the adviser believes present minimal credit risks to the fund.The adviser focuses on improving the fund's yield by:

     |_| Allocating the fund's assets to sectors that the adviser believes are undervalued.
     |_| Taking advantage of opportunities which are identified by WPG's proprietory municipal research.
     |_| Focusing on municipal money market securities that appear to offer the best relative value based on the adviser's analysis of credit quality and interest sensitivity.
     |_|  De-emphasizing interest rate forecasting.


================================================================================
PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund.The bar chart shows changes in the performance of the fund from year to year over the past ten years.


                         WPG TAX FREE MONEY MARKET FUND
                                  TOTAL RETURN


                         1993                     2.32%
                         1994                     2.61%
                         1995                     3.63%
                         1996                     3.14%
                         1997                     3.23%
                         1998                     2.80%
                         1999                     3.71%
                         2000                     3.71%
                         2001                     2.51%
                         2002                     1.02%


                        CALENDAR YEARS ENDED DECEMBER 31


The table shows the fund's average annual returns for different calendar periods.




                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2002)

               1 Year               5 Years              10 Years
               ------               -------              --------
Fund            1.02%                 2.61%                2.80%

As of December 31, 2002, the fund's 7-day yield was 0.98% and its 7-day tax-equivalent yield was 1.60% (using the maximum federal individual income tax rate). Call 1-800-223-3332 for current yields.



                  FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS


Best:        0.97% in the 4th quarter of 2000

Worst:       0.24% in the 4th quarter of 2002



The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                               WPG TAX FREE MONEY MARKET FUND
================================================================================

PRINCIPAL RISKS

You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

     |_|The issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded.
     |_|Interest rates rise sharply or suddenly causing the securities in the fund's portfolio to drop in value.
     |_|The adviser's judgments about the relative values of securities selected for the fund's portfolio prove to be wrong.

Distributions of the fund's income and, if any, gains will generally be subject to state taxation. Some of the fund's distributions of tax-exempt interest may be subject to the federal alternative minimum tax.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST The fund may be appropriate if you want:

    |_|Stability of principal and liquidity
    |_|Tax-exempt interest
    |_|A temporary investment

WHO MAY NOT WANT TO INVEST The fund may not be appropriate if you want:
    |_|Long-term growth of capital
    |_|A rate of return that consistently exceeds the rate of inflation

================================================================================
FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES                                                        NONE(1)
(PAID DIRECTLY FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF FUND NET ASSETS)


Management fee                                                           0.50%

12b-1 distribution fees                                                  None

Other expenses                                                           0.19%
                                                                         -----
Total annual operating expenses                                          0.69%
                                                                         =====

 1 Shareholders requesting redemptions by wire are charged a redemption fee, currently $9.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.Your actual costs may be higher or lower.


NUMBER OF YEARS YOU
OWN YOUR SHARES                       1 YEAR    3 YEARS   5 YEARS   10 YEARS

Expenses:                               $71       $221      $384      $859


The example assumes:

      o    You invest $10,000 for the periods shown
      o    You redeem at the end of each period
      o    You reinvest all distributions and dividends without a sales charge
      o The fund's operating expenses have not been capped or reduced and remain the same
      o    Your investment has a 5% return each year

RISK/RETURN SUMMARY                         WPG INTERMEDIATE MUNICIPAL BOND FUND
================================================================================

INVESTMENT GOAL

High current income exempt from federal income tax, consistent with relative stability of principal.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES INVESTMENTS:

The fund invests substantially all, but at least 80%, of its assets in U.S. dollar denominated, investment grade, tax-exempt bonds.Tax-exempt means that the bonds pay interest that is excluded from gross income for regular federal income tax purposes.Tax-exempt bonds are issued by states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities.

The fund may invest in all types of tax-exempt bonds, including:
    |_| General obligation bonds, revenue bonds and pre-refunded and escrowed bonds.
    |_| Variable and floating rate securities, auction rate securities and zero coupon bonds.
    |_| Municipal notes, such as tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

CREDIT QUALITY: Exclusively investment grade.This means that the bonds are rated in one of the top four long-term rating categories by a rating agency or are of comparable credit quality.

MATURITY: Average dollar weighted portfolio maturity between four and ten years, but individual bonds may be of any maturity.
--------------------------------------------------------------------------------

STRATEGIES: The adviser focuses on improving the fund's tax-exempt yield and return by:

    |_| Exploiting inefficiencies in the valuation of risk and reward in the market by selecting attractive issuers, sectors, geographical regions and securities.
    |_| Seeking to find value at any given point in the interest rate cycle. |_| De-emphasizing interest rate forecasting.
    |_| Performing fundamental research and analysis. For example, the adviser analyzes securities with complex or unique structural features seeking to capture value for the fund resulting from a general lack of understanding of those features and other market inefficiencies.

PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the life of the fund.


                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                                  TOTAL RETURN


                         1994                    (2.29%)
                         1995                    12.05%
                         1996                     4.20%
                         1997                     7.85%
                         1998                     5.72%
                         1999                    (0.54%)
                         2000                     8.73%
                         2001                     4.42%
                         2002                     9.70%


                        CALENDAR YEARS ENDED DECEMBER 31

The table shows how the fund's average annual returns for different calendar periods and since inception on July 1, 1993 compared to those of the Lehman Brothers 3-10 Year Municipal Bond Index, an unmanaged index of tax-exempt bonds. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

                           1 Year       5 Years          Since inception
                           ------       -------          ---------------
Fund - Before Taxes        9.70%        5.54%                5.52%

Fund - After Taxes
on Distributions           9.29%        5.43%                5.47%

Fund - After Taxes
on Distributions and
Sales of Shares            7.75%        5.15%                5.24%
--------------------------------------------------------------------------------
Lehman Brothers
3-10 Year Municipal
Bond Index                 9.21%        5.89%                5.88%

As of December 31, 2002, the fund's 30-day yield was 3.81% and its 30-day tax-equivalent yield was 6.21% (using the maximum federal individual income tax rate). Call 1-800-223-3332 for current yields.


       FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS


    Best:         4.59% in the 1st quarter of 1995
    Worst:       -3.61% in the 1st quarter of 1994

The fund's past performance before and after taxes does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                         WPG INTERMEDIATE MUNICIPAL BOND FUND
================================================================================

PRINCIPAL RISKS

You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:
    |_| The issuer or guarantor of a bond owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded.
    |_| Interest rates rise, causing the bonds in the fund's portfolio to decline.

    |_| As a result of declining interest rates, the issuer of a bond exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding bonds.This is known as call or prepayment risk.

    |_|  Municipal bonds fall temporarily out of favor with investors.
    |_| As a result of declining interest rates, the Fund may be able to invest only in lower yielding bonds, decreasing the Fund's yield.This is known as interest risk.
    |_|  Municipal bonds fall temporarily out of favor with investors.
    |_| Unfavorable legislation affects the tax-exempt status of municipal bonds.
    |_| The adviser's judgments about the attractiveness, relative value or yield of particular bonds prove to be wrong.

The fund may realize taxable gains on the sale of bonds or in other transactions. Distributions of the fund's income and gains will generally be subject to state taxation. Some of the fund's distributions of tax-exempt interest may be subject to the federal alternative minimum tax.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST

The fund may be appropriate if you want:
    |_|Higher potential returns than a money market fund and are willing to accept more risk of price volatility
    |_|Tax-exempt interest
    |_|Diversification within the municipal securities market that is not readily achievable by investing directly in individual securities

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you want:
    |_|Complete stability of principal
    |_|Long-term growth of capital
================================================================================
FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES                                     NONE(1)
(PAID DIRECTLY FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF FUND NET ASSETS)


    Management fee                                       0.50%

    12b-1 distribution fees                              None

    Other expenses                                       0.67%
                                                         -----
    Total annual operating expenses                      1.17%

    Fee Waiver(2)                                       (0.32%)
                                                         -----
    Net annual operating expenses                        0.85%
                                                         =====

 1 Shareholders requesting redemptions by wire are charged a redemption fee, currently $9.
 2 The adviser has agreed to cap the fund's operating expenses. The adviser may not discontinue or modify this cap without the approval of the fund's trustees.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

NUMBER OF YEARS YOU
OWN YOUR SHARES                1 YEAR  3 YEARS    5 YEARS   10 YEARS


Expenses:                       $87     $271       $471      $1,049


The example assumes:
    o   You invest $10,000 for the periods shown
    o   You redeem at the end of each period
    o   You reinvest all distributions and dividends without a sales charge
    o The fund's operating expenses have been capped by the adviser and remain the same
    o   Your investment has a 5% return each year

RISK/RETURN SUMMARY                                           WPG CORE BOND FUND
===============================================================================
INVESTMENT GOAL

High current income, consistent with capital preservation.

PRINCIPAL INVESTMENT STRATEGIES


INVESTMENTS: The fund invests substantially all, but at least 80%, of its assets in U.S. denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including mortgage-backed derivative securities), convertible debt securities, municipal securities, and short-term debt securities. The fund may also invest in fixed income securities of all types, including preferred stock.


CREDIT QUALITY: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are of comparable credit quality.

DURATION: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The fund's duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index.

STRATEGIES: There are three principal factors in the adviser's selection process
- maturity allocation, sector allocation and individual security selection.
    |_| The adviser studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.
    |_| The adviser uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include corporate securities, U.S.Treasury securities, U.S. government agency securities, and mortgage-backed and asset-backed securities.
    |_| After the fund's maturity and sector allocations are made, the adviser selects individual bonds within each sector. The adviser performs both fundamental and quantitative analysis, looking at:
      o  Stable or improving issuer credit quality
      o Market inefficiencies that cause individual bonds to have high relative values
      o Structural features of securities, such as callability, liquidity, and prepayment characteristics and expectations.

PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.


                               WPG CORE BOND FUND
                                  TOTAL RETURN
                         1993                     8.96%
                         1994                    (8.70%)
                         1995                    13.25%
                         1996                     3.85%
                         1997                     7.37%
                         1998                     9.26%
                         1999                    (0.12%)
                         2000                    10.66%
                         2001                     9.64%
                         2002                    10.87%


                        CALENDAR YEARS ENDED DECEMBER 31

The table shows how the fund's average annual returns for different calendar periods compared to those of the Lehman Brothers Aggregate Index, an unmanaged index of bonds. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

                           1 Year        5 Years       10 Years
                           -------       -------       --------

Fund - Before Taxes        10.87%        7.97%          6.31%

Fund - After Taxes
on Distributions           9.15%         5.68%          3.80%

Fund - After Taxes
on Distributions and
Sales of Shares            6.59%         4.73%          3.50%
--------------------------------------------------------------------
Lehman Bros.
Aggregate Index            10.25%        7.55%          7.51%

As of December 31, 2002, the fund's 30-day yield was 3.37%. Call
1-800-223-3332 for current yields.


                  FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS


Best:       4.76% in the 3rd quarter of 2002
Worst:     -4.63% in the 2nd quarter of 1994

The fund's past performance before and after taxes does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                                           WPG CORE BOND FUND
================================================================================
PRINCIPAL RISKS


You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:
    |_|Interest rates rise, causing the bonds in the fund's portfolio to drop in value.
    |_|The issuer or guarantor of a bond owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded.
    |_|As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

    |_|As a result of declining interest rates, the fund may be able to invest only in lower yielding bonds, decreasing the fund's yield.This is known as interest risk.

    |_|When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond's duration and reduce the value of the bond. This is known as extension risk.
    |_|The adviser's judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.


There is a greater risk that the fund will lose money due to prepayment and extension risks because the fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the fund's portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST The fund may be appropriate if you want:
    |_|Higher potential income than a money market fund with higher potential risk
    |_|To diversify by investing in a portfolio of investment grade, fixed income securities
WHO MAY NOT WANT TO INVEST The fund may not be appropriate if you want:
    |_|A temporary investment
    |_|Complete stability of principal
    |_|Long-term growth of capital
================================================================================
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES                                             NONE(1)
(PAID DIRECTLY FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF FUND NET ASSETS)


Management fee(2)                                            0.45%

12b-1 distribution fees                                      0.00%

Other expenses                                               0.23%

Total annual operating expenses                              0.68%

Fee Waiver(3)                                               (0.25%)

Net annual operating expenses                                0.43%

-------------
 1 Shareholders requesting redemptions by wire are charged a redemption fee, currently $9.

 2 For the fiscal year ending December 31, 2003, the management fee was reduced from 0.60% to 0.45%. Annual operating expenses have been restated to reflect this change.
 3 The adviser has agreed to cap the fund's operating expenses. The adviser may not discontinue or modify this cap without the approval of the fund's trustees. For the fiscal year ending December 31, 2003, the fee cap was reduced from 0.50% to 0.43%. Net annual operating expenses have been restated to reflect this change.



EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


NUMBER OF YEARS YOU
OWN YOUR SHARES               1 YEAR  3 YEARS    5 YEARS   10 YEARS

Expenses:                       $44     $138       $241      $543


The example assumes:
    o    You invest $10,000 for the periods shown
    o    You redeem at the end of each period
    o    You reinvest all distributions and dividends without a sales charge
    o The fund's operating expenses have been capped by the adviser and remain the same
    o    Your investment has a 5% return each year

RISK/RETURN SUMMARY                                    WPG LARGE CAP GROWTH FUND
================================================================================

INVESTMENT GOAL
Long-term growth of capital
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

INVESTMENTS:
The fund invests at least 80% of its assets in equity securities of U.S. large capitalization companies that offer the prospect of capital appreciation.

Although the fund invests primarily in common stocks, it may invest in all types of equity and equity-related securities, including:
    |_|Preferred stocks
    |_|Securities convertible into common stocks
    |_|Warrants and rights to purchase common stock
--------------------------------------------------------------------------------
STRATEGIES: In selecting stocks for investment, the adviser uses a "bottom-up" strategy, which begins with individual stock selection, while diversifying the fund's investments among various industries and sectors. Using a growth investment style, the adviser:

    |_|Identifies promising companies by employing fundamental company and industry analysis and valuation methods.

    |_|Evaluates historic and forecasted earnings growth, cash flows and equity valuations using quantitative techniques.
In selecting stocks for the fund's portfolio, the adviser looks for:
    |_|Established companies with experienced management.
    |_|Better than average prospects for long-term growth of capital.
    |_|Growth rates that are faster than the growth rate of the U.S. economy at the time of purchase.
    |_|Companies with historically high returns on equity.

A security's valuation influences the timing of the fund's purchase and sale. The adviser also considers the tax implications to the fund's shareholders in making portfolio security decisions.
================================================================================
PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.



                            WPG LARGE CAP GROWTH FUND
                                  TOTAL RETURN
                         1993                     9.53%
                         1994                    (5.47%)
                         1995                    32.73%
                         1996                    24.42%
                         1997                    36.27%
                         1998                    27.51%
                         1999                    12.68%)
                         2000                    (1.68%)
                         2001                   (20.45%)
                         2002                   (27.59%)


                        CALENDAR YEARS ENDED DECEMBER 31


The table shows how the fund's average annual returns for different calendar periods compared to those of the S&P 500 Index, an unmanaged index of common stocks, and the Russell 1000 Growth Index, an unmanaged index of common stocks. The adviser is replacing the S&P 500 Index with the Russell 1000 Growth Index (R1000G) as the benchmark for the fund. The R1000G is structured toward higher growth companies only; whereas, the S&P 500 is a much broader index and contains a large number of more mature companies.After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

                           1 Year        5 Years        10 Years
                           -------       -------        --------
Fund - Before Taxes        -27.59%       -4.03%          6.60%

Fund - After Taxes
on Distributions           -27.59%       -5.82%          4.07%

Fund - After Taxes
on Distributions and
Sales of Shares            -16.94%       -0.29%          5.83%
------------------------------------------------------------------
Russell 1000 Growth
Index                      -27.88%       -3.84%          6.71%

S&P 500                    -22.10%       -0.59%          9.34%



                  FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS


Best:       19.82% in the 2nd quarter of 1997
Worst:      -18.97% in the 3rd quarter of 2001

The fund's past performance before and after taxes does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                                    WPG LARGE CAP GROWTH FUND
================================================================================
PRINCIPAL RISKS

You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:
    |_|  The U.S. stock market goes down.
    |_| Growth stocks or stocks of large capitalization companies temporarily fall out of favor with investors.
    |_| Companies in which the fund invests suffer unexpected losses or lower than expected earnings.
    |_| The adviser's judgment about the attractiveness or potential appreciation of a particular security or sector proves to be wrong.
--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST The fund may be appropriate if you:
    |_| Are seeking a long-term investment that has an investment goal of growth of capital
    |_| Want to diversify your portfolio WHO MAY NOT WANT TO INVEST The fund may not be appropriate if you:
    |_|  Are pursuing a short-term investment goal
    |_|  Want complete stability of principal
    |_|  Seek income as a component of your investment goal
================================================================================
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES                                     NONE(1)
(PAID DIRECTLY FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF FUND NET ASSETS)


Management fee                                       0.75%

12b-1 distribution fees                              None

Other expenses                                       0.50%

Total annual operating expenses                      1.25%
-------------
 1 Shareholders requesting redemptions by wire are charged a redemption fee, currently $9.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.Your actual costs may be higher or lower.


NUMBER OF YEARS YOU
OWN YOUR SHARES                 1 YEAR  3 YEARS    5 YEARS   10 YEARS

Expenses:                       $127    $397       $686      $1,511


The example assumes:
    o   You invest $10,000 for the periods shown
    o   You redeem at the end of each period
    o   You reinvest all distributions and dividends without a sales charge
    o The fund's operating expenses have not been capped or reduced and remain the same
    o   Your investment has a 5% return each year

RISK/RETURN SUMMARY                                               WPG TUDOR FUND
================================================================================

INVESTMENT GOAL
Capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
INVESTMENTS: The fund invests primarily in common stocks of U.S. companies with market capitalizations of less than $2 billion.


Although the fund invests primarily in common stocks, the fund may invest in all types of equity and equity-related securities, including:
    |_|Securities convertible into common stocks.
    |_|Shares of REITs.
    |_|Warrants and rights to purchase common stocks.
    |_|Preferred stocks.


SPECIAL SITUATIONS: The fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.
--------------------------------------------------------------------------------

STRATEGIES: In selecting stocks for investment, the adviser uses a "bottom-up" process, which begins with individual stock selection, while diversifying the fund's investments among various industries and sectors to control risk.The adviser emphasizes financially sound, well-managed, attractively-valued U.S. companies with strong growth prospects.

The adviser performs fundamental research to seek small companies with prospects for sustainable above-average growth in earnings, revenues, cash flow, asset value and other measures of a company's growth prospects.
The adviser also uses quantitative tools to minimize sector selection risk, ensure the fund is abiding by its growth discipline and as a guide to assist in maximizing the expected return from stock selection. A security's valuation influences the timing of the fund's purchase and sale of a security. The adviser uses the inherent volatility in the market for these high growth stocks to acquire positions at reasonable prices relative to their long-term growth potential.

The adviser considers the tax implications to the fund's shareholders in making portfolio security decisions.
================================================================================

PERFORMANCE

The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.


                                 WPG TUDOR FUND
                                  TOTAL RETURN
                         1993                    13.38%
                         1994                    (9.81%)
                         1995                    41.18%
                         1996                    18.82%
                         1997                    11.11%
                         1998                   (22.01%)
                         1999                    63.26%)
                         2000                    (5.20%)
                         2001                   (14.78%)
                         2002                   (26.10%)


                        CALENDAR YEARS ENDED DECEMBER 31

The table shows how the fund's average annual returns for different calendar periods compared to that of the Russell 2000 Growth Index, an unmanaged index of small company stocks. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

                            1 Year       5 Years       10 Years
                            ------       -------       --------
Fund - Before Taxes        -26.10%       -5.34%          3.78%

Fund - After Taxes
on Distributions           -26.10%       -7.38%          0.35%

Fund - After Taxes
on Distributions and
Sales of Shares            -16.03%       -3.37%          2.72%
----------------------------------------------------------------
Russell 2000
Growth Index               -30.26%       -6.59%          2.62%



                  FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS


Best:       42.13% in the 4th quarter of 1999
Worst:      -29.34% in the 3rd quarter of 1998

The fund's past performance before and after taxes does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                                               WPG TUDOR FUND
================================================================================

PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:
    |_|  The stock market goes down.
    |_| Small capitalization stocks temporarily fall out of favor with investors.
    |_| Companies in which the fund invests suffer unexpected losses or lower than expected earnings which, in addition to causing the fund to be less liquid, will reduce the fund's net asset value.
    |_| The adviser's judgments about the attractiveness, value or potential appreciation of a particular company's stock selected for the fund's portfolio prove to be wrong or the special situation that the adviser anticipated does not occur.

--------------------------------------------------------------------------------
SPECIAL RISKS
BECAUSE THE FUND INVESTS PRIMARILY IN SMALL CAPITALIZATION STOCKS, YOUR INVESTMENT WILL BE SUBJECT TO HIGHER RISKS GENERALLY ASSOCIATED WITH SMALLER COMPANIES. SMALLER COMPANIES MAY HAVE LIMITED PRODUCT LINES, MARKETS AND FINANCIAL RESOURCES. THE PRICES OF SMALL CAPITALIZATION STOCKS TEND TO BE MORE VOLATILE THAN THOSE OF OTHER STOCKS. SMALL CAPITALIZATION STOCKS ARE NOT PRICED AS EFFICIENTLY AS STOCKS OF LARGER COMPANIES. IN ADDITION, IT MAY BE HARDER TO SELL THESE STOCKS, ESPECIALLY DURING A DOWN MARKET OR UPON THE OCCURRENCE OF ADVERSE COMPANY-SPECIFIC EVENTS, WHICH CAN REDUCE THEIR SELLING PRICES.
--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
The fund may be appropriate if you:
    |_| Are seeking to diversify by investing in a portfolio of common stocks of small companies
    |_|  Are pursuing a long-term goal, such as investing for retirement
    |_| Are seeking potentially higher long term returns and can accept a higher level of risk

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you:
    |_|  Are pursuing a short-term investment goal
    |_|  Want stability of principal
    |_| Are uncomfortable with the risk and price volatility of the stock market and small capitalization stocks

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES                                    NONE(1)
(PAID DIRECTLY FROM YOUR INVESTMENT)                -------

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF FUND NET ASSETS)


Management fee                                       0.90%

12b-1 distribution fees                              None

Other expenses                                       0.64%
                                                     -----
Total annual operating expenses                      1.54%
                                                     =====
 -------------
 1 Shareholders requesting redemptions by wire are charged a redemption fee, currently $9.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


NUMBER OF YEARS YOU
OWN YOUR SHARES                 1 YEAR  3 YEARS    5 YEARS   10 YEARS

Expenses:                       $157    $486       $839      $1,834


The example assumes:
    o    You invest $10,000 for the periods shown
    o    You redeem at the end of each period
    o    You reinvest all distributions and dividends without a sales charge
    o The fund's operating expenses have not been capped or reduced and remain the same o Your investment has a 5% return each year

RISK/RETURN SUMMARY                                 WPG QUANTITATIVE EQUITY FUND
================================================================================

INVESTMENT GOAL
Investment results that exceed the aggregate performance of publicly traded common stocks, as represented by the S&P 500 Index.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
INVESTMENTS:
The fund invests at least 80% of its assets in common stocks traded in the U.S. of companies with large market capitalizations.The fund's portfolio generally will consist of common stocks of between 80 and 120 companies.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts which seek to replicate the price performance and dividend yield of the S&P 500 Index and use derivative contracts (such as futures on the S&P 500 Index).
--------------------------------------------------------------------------------
STRATEGIES: The adviser uses quantitative techniques to analyze a universe of approximately 900 companies, including those in the S&P 500 Index and about 400 other large and medium companies. Using a proprietary multi-factor model, the adviser identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Firmly established through the quantitative research process, the adviser believes that these are the stocks that will lead to portfolio outperformance.


Based on this information, and using sophisticated risk measurement tools, the adviser selects the combination of stocks, together with their appropriate weightings, that it believes will maximize the fund's expected return with the level of risk taken.The adviser seeks to maintain the market capitalization, sector allocations and style characteristics of the fund's portfolio similar to those of the S&P 500 Index.


The portfolio is rebalanced regularly to maintain the optimal risk/return trade-off.The adviser assesses each stock's changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk tradeoff.
================================================================================

PERFORMANCE


The bar chart and table shown below indicate the risks of investing in the fund.The bar chart shows changes in the performance of the fund from year to year over the past ten years.

The table shows how the fund's average annual returns for different calendar periods compared to those of the S&P 500 Index, an unmanaged index of common stocks. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

                           1 Year        5 Years       10 Years

Fund - Before Taxes        -21.49%       -1.03%         7.96%

Fund - After Taxes
on Distributions           -21.49%       -3.91%         4.50%

Fund - After Taxes
on Distributions and
Sales of Shares            -13.19%       1.19%          7.06%
---------------------------------------------------------------
S&P 500 Index              -22.10%       -0.59%         9.34%



                 FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS


Best        22.31% in the 4th quarter of 1998
Worst:      -16.67% in the 3rd quarter of 2002

The fund's past performance before and after taxes does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                                 WPG QUANTITATIVE EQUITY FUND
================================================================================

PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:
    |_|  The U.S. stock market goes down.
    |_| Stocks of large capitalization companies temporarily fall out of favor with investors.
    |_| Companies in which the fund invests suffer unexpected losses or lower than expected earnings. In addition to causing the fund to be less liquid, this will reduce the fund's net asset value.
    |_| The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's common stock proves to be wrong.
    |_| The factors considered by the multi-factor model fail to select stocks with better relative performance than those included in the S&P 500 Index.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST

The fund may be appropriate if you:
    |_|  Are pursuing a long-term goal, such as investing for retirement
    |_| Are seeking higher long-term returns and can accept a higher level of risk
    |_| Are seeking to diversify your portfolio by investing in a portfolio of common stocks of large companies
    |_|  Are seeking an objective, disciplined investment process

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you:
    |_|  Are pursuing a short-term investment goal
    |_|  Want stability of principal
    |_|  Desire a high level of current income
================================================================================
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES                                   NONE(1)
(PAID DIRECTLY FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF FUND NET ASSETS)


Management fee                                       0.75%

12b-1 distribution fees                              None

Other expenses                                       0.92%
                                                    ------
Total annual operating expenses                      1.67%

Fee Waver(2)                                        (0.27%)
                                                    ------
Net annual operating expenses                        1.40%
                                                    ======
-------------
 1 Shareholders requesting redemptions by wire are charged a redemption fee, currently $9.

 2 The adviser has agreed to cap the fund's operating expenses for the fiscal year ending December 31, 2003.The adviser may not discontinue or modify this cap without the approval of the fund's trustees. Previously, the fund's operating expenses were not capped. Net annual operating expenses have been restated to reflect this change.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


NUMBER OF YEARS YOU
OWN YOUR SHARES                 1 YEAR  3 YEARS    5 YEARS   10 YEARS

Expenses:                       $144    $446       $771      $1,689


The example assumes:
    o   You invest $10,000 for the periods shown
    o   You redeem at the end of each period
    o   You reinvest all distributions and dividends without a sales charge
    o The fund's operating expenses have not been capped or reduced and remain the same
    o   Your investment has a 5% return each year

MORE ABOUT THE FUNDS' INVESTMENTS AND RISKS
================================================================================
The Risk/Return Summary for each fund describes the fund's investment objective and its principal investment strategies and risks. This section provides some additional information about the funds' investments and certain portfolio management techniques that the funds may use. More information about the funds' investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information (SAI).


MORE ABOUT THE FUNDS' PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------

EQUITY INVESTMENTS
Large Cap Growth Fund,Tudor Fund and Quantitative Equity Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations.

FIXED INCOME INVESTMENTS
Core Bond Fund and Intermediate Municipal Bond Fund may invest in all types of fixed income securities. Large Cap Growth Fund,Tudor Fund and Quantitative Equity Fund may invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.


The credit quality of securities held in a fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a fund treats the security as being rated in the higher rating category. A fund may choose not to sell securities that are downgraded below the fund's minimum accepted credit rating after their purchase.


MORTGAGE-BACKED SECURITIES

Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both.The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. A fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Core Bond Fund may use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose a fund to the risk that it will lose money if the additional investments do not produce enough income to cover the fund's dollar roll obligations. In addition, if the adviser's prepayment assumptions are incorrect, a fund may have performed better had the fund not entered into the mortgage dollar roll.


MORE ABOUT THE FUNDS' NON-PRINCIPAL INVESTMENTS


--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS
ALL FUNDS EXCEPT GOVERNMENT MONEY MARKET FUND AND TAX FREE MONEY MARKET FUND


Each fund except Government Money Market Fund and Tax Free Money Market Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.


FOREIGN SECURITIES
ALL FUNDS EXCEPT TAX FREE MONEY MARKET FUND AND INTERMEDIATE MUNICIPAL BOND FUND


All of the funds except Tax Free Money Market Fund and Intermediate Municipal Bond Fund may invest in U.S. dollar denominated securities of foreign issuers. In addition,Tudor Fund may invest in securities traded or denominated in foreign currencies. Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks.These include possible political and economic

MORE ABOUT THE FUNDS' INVESTMENTS AND RISKS
================================================================================

FOREIGN SECURITIES
CONTINUED

instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.


BELOW INVESTMENT GRADE SECURITIES
LARGE CAP GROWTH FUND AND TUDOR FUND

Large Cap Growth Fund and Tudor Fund may invest in debt securities rated below investment grade by a ratings organization, or if unrated, of comparable quality.These bonds, commonly known as "junk bonds," are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

SECURITIES LENDING

Each fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned.The value of the securities loaned by a fund will not exceed 33 1/3% of the value of the fund's total assets.A fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

DERIVATIVE CONTRACTS
ALL FUNDS EXCEPT GOVERNMENT MONEY MARKET FUND AND TAX FREE MONEY MARKET FUND

Each fund except Government Money Market Fund and Tax Free Money Market Fund may, but need not, use derivative contracts for any of the following purposes:
    o To hedge against adverse changes caused by changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought
    o    As a substitute for buying or selling currencies or securities
    o    To enhance the fund's return in non-hedging situations

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. Only the Tudor Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

PORTFOLIO TURNOVER
CORE BOND FUND,TUDOR FUND AND QUANTITATIVE EQUITY FUND


Core Bond Fund,Tudor Fund, Large Cap Growth Fund and Quantitative Equity Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains,increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the funds' performance.



INVESTMENT GOALS

Each fund's investment goal is not fundamental and may be changed without shareholder approval by the fund's board of trustees. Tax Free Money Market Fund's policy of investing at least 80% of assets in tax-exempt money market securities and Intermediate Municipal Bond Fund's policy of investing at least 80% of its assets in U.S. dollar denominated, investment grade, tax-exempt bonds are fundamental and may only be changed with the approval of the applicable fund's shareholders. If there is a change in your fund's investment goal, you should consider whether the fund remains an appropriate investment.


DEFINITIONS


As used in this prospectus,"duration" means the weighted-average term to maturity of a fixed income security's cash flows, based on their present values;"small cap companies" generally means companies having market capitalizations of less than $2.5 billion; and "large cap companies" generally means companies having market capitalizations in excess of $5 billion. As set forth in this prospectus, any policy to invest at least 80% of a fund's "assets" in one or more particular type or types of securities means such fund's net assets (including any borrowing for investment purposes).

MANAGEMENT OF THE FUNDS
================================================================================

THE ADVISER


Robeco USA, L.L.C., through its division Weiss, Peck & Greer
Investments, serves as the investment adviser to each of the funds. WPG is headquartered at One New York Plaza, New York, New York 10004, and is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company. Founded in 1929, Robeco is one of the world's oldest asset management organizations.


Subject to the general supervision of the funds' boards of trustees,WPG manages the funds' portfolios and is responsible for the selection and management of all portfolio investments of each fund in accordance with each fund's investment objective and policies.
THE PORTFOLIO
MANAGERS

THE PORTFOLIO MANAGERS ARE PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY OPERATION OF THE FUNDS INDICATED BESIDE THEIR NAMES

FUND                                        PORTFOLIO MANAGER(S)           SINCE      PAST 5 YEARS' BUSINESS EXPERIENCE
WPG Government Money Market                 Thomas J. Girard               1996       Managing director of the adviser.
Fund



                                            Sean Simko                     2003       Vice President of the adviser since
                                                                                      2002. From 1999-2002 Portfolio
                                                                                      Manager and Money Market manager
                                                                                      at SEI, Investments. Prior thereto,
                                                                                      Mr. Simko performed various trading
                                                                                      activities at the Vanguard Co.


WPG Tax Free Money Market Fund              Janet A. Fiorenza              1988       Managing director of the adviser.

WPG Intermediate Municipal Bond             S. Blake Miller                1993       Managing director of the adviser.
Fund


WPG Core Bond Fund                          Daniel S.Vandivort and         1995       Managing director of the adviser.

                                            Sid Bakst                      1998       Managing director of the adviser.

WPG Large Cap Growth Fund                   C. Lennis Koontz II            2002       Managing director of the adviser
                                                                                      since 2000. Prior thereto, Mr. Koontz
                                                                                      was a managing director and partner
                                                                                      at Capital Management Associates.

WPG Tudor Fund                              Walter Prendergast             2000       Managing director of the adviser.




WPG Quantitative Equity Fund                E.K. Easton Ragsdale           2003       Managing director and Head of the
                                                                                      Quantitative Equity area of the Adviser
                                                                                      since 2003. Prior thereto, Managing
                                                                                      Director and Associate Head of Equity at
                                                                                      State Street Research & Management Co.

                                            Peter Albanese                 2003       Senior Vice President of the Adviser
                                                                                      since 2003. Prior thereto, Senior Vice
                                                                                      President of US Trust Co. of New York.




MANAGEMENT OF THE FUNDS
================================================================================


MANAGEMENT FEES
PAID BY EACH FUND


Management fees paid during the fiscal year ended December 31, 2002 (as % of average daily net assets)



WPG Government Money Market Fund                                     0.50%
WPG Tax Free Money Market Fund                                       0.50%
WPG Intermediate Municipal Bond Fund                                 0.18%
WPG Core Bond Fund1                                                  0.27%
WPG Large Cap Growth Fund                                            0.75%
WPG Tudor Fund                                                       0.90%
WPG Quantitative Equity Fund                                         0.75%

-------------

    1 For the fiscal year ending December 31, 2003, Core Bond Fund's management fee rate was reduced to 0.45% of average daily net assets (previously 0.60%) and the expense cap was reduced to 0.43% (previously 0.50%). This reduction is not reflected in the 2002 fee calculation.


ADMINISTRATION AND SERVICE PLANS
CORE BOND FUND


Core Bond Fund has adopted a Rule 12b-1 plan for its shares. Under the plan, the fund pays distribution and service fees for the sale of its shares and for administrative and shareholder services in an aggregate amount of up to 0.05% of its average daily net assets. This fee is an ongoing expense and over time will increase the cost of your investment and may cost you more than other types of sales charges. For the year ended December 31, 2002, the Core Bond Fund did not pay any amounts under the plan.

HOW TO BUY SHARES
================================================================================

IN GENERAL

You may make an initial purchase of shares of any fund by mail, by wire, or through any authorized securities dealer. Shares of the funds may be purchased on any day on which the New York Stock Exchange is open for business. A completed and signed application is required for each new account you open with any fund regardless of how you choose to make your initial purchase. The funds reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. All purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn only on U.S. banks. No cash will be accepted.

INVESTMENT MINIMUMS

                         ALL FUNDS EXCEPT CORE BOND FUND                 CORE BOND FUND
                         -------------------------------                 --------------     AUTOMATIC
                                     UNIFORM GIFTS TO                                      INVESTMENT
                        ORDINARY        MINOR (UGMA)      RETIREMENT                          PLAN
INVESTMENT              ACCOUNTS         ACCOUNTS          ACCOUNTS                       (ALL FUNDS)
                        --------     ----------------     ----------                      -----------
Initial Investment        $2,500               $250             $250       $250,000            n/a

Subsequent
Investment                  $100               $100             $100         $5,000            $50

The funds may waive these minimums at their discretion.

BY MAIL

You may purchase shares of the funds by mailing the completed application, with your check(s) or money order(s) made payable to the particular fund(s) in which you have chosen to invest, to the funds' transfer agent, PFPC, Inc., Attention:WPG Mutual Funds, P.O. Box 9806, Providence, RI 02940.

BY WIRE

You may also purchase shares of the funds by wiring your investment to a fund's wire bank account with the funds' custodian. Please call the adviser toll free at 1-800-223-3332 to receive instructions as to how and where to wire your investment. Please remember to return your completed application to the transfer agent, as described above.

THROUGH AN AUTHORIZED BROKER-DEALER

Broker-dealers approved by the adviser are authorized to sell you shares of the funds.You also may obtain copies of the application from any such authorized securities dealer. Shares purchased through securities dealers may be subject to transaction fees, no part of which will be received by the funds or the adviser.

IN KIND PURCHASES

Shares of the funds may be purchased in whole or in part by delivering to the funds' custodian securities determined by the adviser to be suitable for that fund's portfolio.


AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan is a convenient way for you to purchase a fixed dollar amount of shares at regular intervals selected by you. Through the plan, you may automatically transfer funds (minimum of $50 per transaction per fund) from your designated bank account on a monthly or quarterly basis. The plan is not available to shareholders of Quantitative Equity Fund.


GOOD ORDER

Orders to buy shares are not considered received until received "in good order." For Government Money Market Fund,Tax Free Money Market Fund, Core Bond Fund and Intermediate Municipal Bond Fund, this means that your investment has been received or converted into federal funds (which, in the case of a check drawn on a bank that is not a member of the Federal Reserve System, may take several days). You will begin to earn dividends on the business day following the date your order is converted to federal funds. For Government Money Market Fund and Tax Free Money Market Fund, if you purchase shares by federal funds wire, you may qualify for a dividend on the same date if your wire is received prior to 12:00 noon Eastern time. For the other funds, receipt of federal funds is not necessary for a request to be in good order.

If your purchase is cancelled due to nonpayment or because your check does not clear (and as a result, shares in your account must be redeemed), you will be responsible for any loss incurred by the fund(s) affected.

HOW TO EXCHANGE SHARES
================================================================================

IN GENERAL

You may exchange shares of a fund for shares of any other WPG Mutual Fund described in this prospectus provided all accounts are identically registered. Shares exchanged will be valued at their respective net asset values next determined after the receipt of a proper exchange request. Exchange requests may be delayed up to 15 days if shares of your initial fund were purchased by check and your check has not yet cleared.

BY TELEPHONE


You may authorize telephone exchanges by marking the appropriate boxes on your account application and providing the information requested in the application.To exchange shares by telephone, simply call 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. Eastern time on any day that the funds are open. Telephone exchange requests may not be made before 9:00 a.m. or after 4:00 p.m. Eastern time.


The telephone exchange privilege is not available with respect to (i) shares for which certificates have been issued or (ii) accounts requiring supporting legal documents for redemptions.

BY MAIL

You may exchange fund shares by mailing a written exchange request to the funds' transfer agent, PFPC, Inc.,Attention:WPG Funds; P.O. Box 9806, Providence, RI 02940. When making a written exchange request, please provide:

    |_|  Name of the fund
    |_|  Account number
    |_|  Dollar amount or number of shares to exchange
    |_|  Signature of each owner exactly as account is registered
    |_| Your share certificates, if any, properly endorsed or with proper powers of attorney
    |_| Medallion signature guarantees, if the account in the fund whose shares are being purchased will not be identically registered
    |_|  Any other documentation required by the transfer agent or adviser

OTHER INFORMATION ABOUT EXCHANGES

No sales charge or other fee is imposed on exchanges. An exchange involves a redemption of the shares exchanged and may therefore result in a tax liability for you except, generally, for exchanges from Government Money Market Fund or Tax Free Money Market Fund to another fund. Unless waived by the funds, you must satisfy the initial and subsequent minimum investment for each fund you are exchanging into.

MORE ABOUT TELEPHONE TRANSACTIONS


The funds may use identification procedures, such as providing written confirmation of telephone exchange and redemption transactions and tape recording of telephone requests, to confirm that a telephone request is genuine. A telephone exchange or redemption will be considered in proper form (and therefore will be processed) only if the funds determine to their satisfaction that the request is properly authorized. (Such exchange or redemption requests may, however, be made in writing in accordance with procedures described below.) During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, please consider placing your order by mail.

HOW TO REDEEM SHARES
================================================================================

IN GENERAL

Subject to the restrictions outlined below, you may redeem all or some of your shares in the funds at a price equal to the net asset value next computed following receipt in proper form of your redemption request by the transfer agent or other fund agent. A redemption is a taxable transaction that may result in a tax liability for you, except, generally, redemptions of the shares of Government Money Market Fund or Tax Free Money Market Fund.

Except under certain emergency conditions, your redemption payment will be sent to you (net of any required withholding taxes) within three business days after receipt of your written redemption request in proper form by the funds or their agents.You may elect in writing to have your redemption proceeds wired to your checking or bank account. Currently, the transfer agent charges a fee for wire transfers.

The funds cannot accept requests which specify a particular date or price for redemption or which specify any other special conditions.

BY TELEPHONE


You may authorize telephone redemptions by marking the appropriate boxes on your account application and providing the information requested in the application.To redeem shares by telephone, simply call 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. Eastern time on any day that the funds are open. Telephone redemption requests may not be made before 9:00 a.m. or after 4:00 p.m. Eastern time. See "More about Telephone Transactions" above.


The telephone redemption privilege is not available with respect to (i) redemptions in excess of $50,000 during any 30-day period, (ii) accounts that are registered jointly or requiring supporting legal documents or (iii) shares for which certificates have been issued. Proceeds from telephone redemptions will be mailed by check payable to the shareholder of record to the address of record, or wired to the bank as directed, on the account application.

BY MAIL

Unless you are redeeming by telephone or through an authorized broker-dealer, you must submit a written request in "proper form" directly to PFPC, Inc.,Attention:WPG Mutual Funds, P.O. Box 9806, Providence, RI 02940. No charge is imposed on any redemption request processed by the transfer agent.

THROUGH AN AUTHORIZED BROKER-DEALER

You may transmit your redemption request to the funds through an authorized broker-dealer.The broker-dealer may charge you a transaction fee for this service.

PROPER FORM

To be in proper form, your redemption request must include:
    |_|  Name of the fund
    |_|  Account number
    |_|  Dollar amount or number of shares to redeem
    |_|  Signature of each owner exactly as account is registered
    |_| Your share certificates, if any, properly endorsed or with proper powers of attorney
    |_| Medallion signature guarantees (described below under "Other Shareholder Service Information"), if your proceeds are being sent to an address or person other than those listed on the account registration, or if you are redeeming shares represented by certificates
    |_| Any other documentation required by the transfer agent or adviser (generally required for redemptions by corporations, estates, trusts, guardianships, custodianships, partnerships, and pension and profit sharing plans)


All redemption requests submitted within 30 days of an address change will require a Medallion signature guarantee by the shareholder(s).


If you make a redemption request within 15 days of the date you purchased shares by means of a personal, corporate or government check, the redemption payment will be held until the check has cleared (up to 15 days). Nevertheless, the shares redeemed will be priced for redemption at the price next determined after receipt of your redemption request.You can avoid the inconvenience of this check clearing period by purchasing shares with a certified, treasurer's or cashier's check, or with a federal funds or bank wire.

SYSTEMATIC WITHDRAWAL PLAN


The systematic withdrawal plan allows you to establish automatic monthly or quarterly transfers of a fixed amount ($50 or more) from your account(s) in the fund(s) to you or your designated bank account.You must have a minimum balance of $15,000 in a fund account to use this feature. Systematic withdrawals are taxable transactions.

OTHER SHAREHOLDER SERVICE INFORMATION
================================================================================

SHAREHOLDER INQUIRIES

If you have any questions about the funds or the shareholder services described below, please call the funds at 1-800-223-3332.Written inquiries should be sent to PFPC, Inc., Attention:WPG Mutual Funds, P.O. Box 9806, Providence, RI 02940.

The funds may amend the shareholder services described in this prospectus or change the terms or conditions relating to such services upon 60 days' notice to shareholders.You may discontinue any service you select, provided that with respect to the automatic investment and systematic withdrawal plans, the funds' transfer agent receives your notification to discontinue such service(s) at least ten days before the next scheduled investment or withdrawal date.

CONFIRMATIONS, SHAREHOLDER STATEMENTS AND REPORTS

Each time you buy or sell shares you will receive a confirmation statement for that transaction. In addition, following each distribution from your fund, you will receive a shareholder statement reflecting any reinvestment of a dividend or distribution in shares of the fund, including your current share balance with the fund. The funds will also send you shareholder reports no less frequently than semi-annually.You also will receive, shortly after year-end, tax information about your account(s) with each fund.

CHECKWRITING SERVICE

Checkwriting is available for shareholders of Government Money Market Fund and Tax Free Money Market Fund.There is no charge for this service.The minimum amount of each check must be $500. The checkwriting service may not be used for a complete redemption of your account. If the amount of the check is greater than the value of your account, the check will be returned unpaid. In addition, checks written on amounts subject to the 15-day check clearing period, described below under "How to Redeem Shares," will be returned unpaid. All notices with respect to checks must be given to the funds' transfer agent. The checkwriting service is not available for Individual Retirement Accounts or other retirement accounts.

THE SWEEP PROGRAM

The sweep program is a convenient way for you to invest automatically excess credit balances in any of your brokerage accounts with Weiss, Peck & Greer in shares of Government Money Market Fund or Tax Free Money Market Fund. Under the Sweep Program, if you have a brokerage account with Weiss, Peck & Greer you may elect to have credit balances automatically invested in shares of the Government Money Market Fund or Tax Free Money Market Fund. Weiss, Peck & Greer will transmit orders for the purchase of a fund's shares on the same day that excess credit balances are available in your brokerage account. To obtain further information concerning this service, please call 1-800-223-3332.

MINIMUM ACCOUNT SIZE


Due to the relatively high cost of maintaining smaller accounts, the funds may redeem shares in any account if, as the result of redemptions, the value of that account drops below $100 ($15,000 for Core Bond Fund.) You will be allowed at least 60 days, after written notice by the funds, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.


EXCESSIVE TRADING

To protect shareholders, the funds have adopted a trading policy limiting the number of exchanges and purchase/redemption transactions (as described below) by any one shareholder account (or group of accounts under common management) to a total of six such transactions per year. This trading policy applies to: (i) exchanges into or out of any fund described in this prospectus (other than between certain fixed income funds), and (ii) any pair of transactions involving a purchase of shares of any one fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same fund. If you violate this policy, your future purchases of, or exchanges into, the funds may be permanently refused. This trading policy does not prohibit you from redeeming shares of any fund.The funds may waive the trading policy at their discretion.

MEDALLION SIGNATURE GUARANTEES

When a fund requires a signature guarantee, it must be a "medallion" signature guarantee. A "medallion" signature guarantee may be obtained from a bank, broker-dealer, or other financial institution that participates in a "medallion" program recognized by the Securities Transfer Association. The three recognized programs are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Any other signature guarantees will not be accepted. Medallion signature guarantees cannot be obtained from a notary public.

IN-KIND REDEMPTIONS

Although the funds generally intend to satisfy redemption requests in cash, they may, under certain circumstances, satisfy redemption requests in-kind by delivering portfolio securities. See the SAI.

SHARE PRICE AND OTHER SHAREHOLDER INFORMATION
================================================================================


HOW SHARES OF THE FUNDS ARE VALUED

Each fund's net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time, every day the Exchange is open for regular trading. In addition, Government Money Market Fund and Tax Free Money Market Fund calculate their net asset values per share as of 12:00 p.m. Eastern time on those days on which the Exchange is open for regular trading and on which a purchase order for fund shares and related federal funds wire is received prior to 12:00 p.m. Eastern time. The net asset value per share, calculated as described below, is effective for all orders received in good order (as previously described) by the funds or their agents prior to the close of regular trading on the Exchange for that day. Orders received by the funds or their agents after the close of regular trading on the Exchange or on a day when the Exchange is not open for business will be priced at the net asset value per share next computed. The Exchange is generally open Monday through Friday except for most national holidays.

The net asset value (NAV) of each fund's shares is determined by adding the value of all securities, cash and other assets of the fund, subtracting liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding shares in the fund.

For Government Money Market Fund and Tax Free Money Market Fund, securities are valued using the "amortized cost" method, which does not consider fluctuations in the market value of the funds' portfolio securities. Instead the securities are valued at cost, and then marked up or down each day, at a constant rate, to eliminate any discount or premium over time, until the security reaches its full maturity. This method provides certainty in valuation, but it may result in periods where the "amortized cost" method results in a valuation that is higher or lower than the price Government Money Market Fund or Tax Free Money Market Fund would receive if the fund sold the security. The Board of Trustees has established procedures to monitor any such deviation between amortized cost and market value and to take corrective action should the deviation exceed specified amounts.

For purposes of calculating each non-money market fund's NAV, securities (other than certain money market instruments) are valued primarily based on market quotations. If market quotations are not available, then the fair value of the securities is determined by a valuation committee appointed by the Board of Trustees.When the value of non-U. S. securities in Tudor Fund's portfolio have been materially affected by events occurring after the close of a foreign securities exchange, the fund may price those securities at fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. The funds may use pricing services to value bonds and other fixed income investments. Money market instruments with a remaining maturity of 60 days or less at the time of purchase are generally valued at amortized cost.

SHARE CERTIFICATES

Government Money Market Fund,Tax Free Money Market Fund, Intermediate Municipal Bond Fund, Core Bond Fund and Quantitative Equity Fund will not issue share certificates. Each other fund will not issue share certificates unless you have been a shareholder of the fund for at least 30 days and you specifically request share certificates in writing. The funds will issue certificates only for full shares. Most shareholders elect not to receive share certificates. You may not redeem or exchange shares by telephone if you have been issued certificates for those shares. If you lose a share certificate you may incur an expense to replace it.

DELIVERY OF PROSPECTUS AND SHAREHOLDER REPORTS

With your express consent or your implied consent upon written notice, a WPG fund may elect to send prospectuses and shareholder reports on a "household" basis. This means that a WPG fund may send only one copy of a prospectus or annual report to all members of a household that are fund shareholders. If at any time you wish to revoke your consent to this practice, you may do so by contacting WPG, either orally or in writing, in the manner described above under "Shareholder Inquiries." The fund will begin sending you individual copies of any prospectus or shareholder report it delivers 30 days after receiving your revocation.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

DIVIDENDS AND
DISTRIBUTIONS The funds normally pay dividends and distribute capital gains, if any, as follows:

                                              INCOME DIVIDEND                   CAPITAL GAIN          DISTRIBUTIONS ARE
FUND                                          DISTRIBUTIONS                     DISTRIBUTIONS         PRIMARILY FROM
-----------------------------------------------------------------------------------------------------------------------
WPG Government Money Market Fund              Monthly (declared daily)          Annually*             Income

WPG Tax Free Money Market Fund                Monthly (declared daily)          Annually*             Income

WPG Intermediate Municipal Bond Fund          Monthly (declared daily)          Annually              Income

WPG Core Bond Fund                            Monthly (declared daily)          Annually              Income

WPG Large Cap Growth Fund                     Annually                          Annually              Capital gain

WPG Tudor Fund                                Annually                          Annually              Capital gain

WPG Quantitative Equity Fund                  Annually                          Annually              Capital gain

------------------
* These funds do not expect to make any capital gain distributions.

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid U.S. federal tax. Unless you instruct otherwise, capital gain distributions and dividends are reinvested in additional shares of the same fund that you hold. The funds' distributions and dividends (except for "exempt-interest dividends" paid by Tax Free Money Market Fund or Intermediate Municipal Bond Fund), whether received in cash or reinvested in additional fund shares, are subject to U.S. federal income tax. You do not pay a sales charge on reinvested distributions or dividends.

TAXES

In general, distributions and share transactions are taxed as follows:

TRANSACTION                                         U.S. FEDERAL INCOME TAX STATUS
----------------------------------------------------------------------------------------------------------------
Redemption or exchange of shares                    Usually capital gain or loss (except usually no gain or loss for Tax Free Money Market Fund and Government Money Market
                                                    Fund); long-term only if shares owned more than one year

Long-term capital gain distributions                Long-term capital gain

Short-term capital gain distributions               Ordinary income

Dividends                                           Ordinary income (for all funds except Tax Free Money
                                                    Market Fund and Intermediate Municipal Bond Fund)*

* Tax Free Money Market Fund and Intermediate Municipal Bond Fund intend to distribute the interest they earn on tax-exempt municipal securities as "exempt-interest dividends," which are excludable from gross income for regular U.S. federal income tax purposes but may be subject to state and local income tax. These funds' distributions from other sources, if any, would be taxable as described above.


On January 7, 2003, President Bush proposed an economic growth plan which contains a provision that would exclude from income dividends paid by corporations to the extent paid out of previously taxed corporate income. While there can be no assurance as to whether such provision will be enacted into law or as to its scope if enacted, it is unlikely that dividends paid by a fund with respect to debt securities will be excluded from the income of shareholders, under President Bush's proposal.


Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend (other than a dividend declared daily), because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any reportable redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 30% of your distributions, dividends (other than exempt-interest dividends), and, except for redemptions of shares of Tax Free Money Market Fund and Government Money Market Fund, redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the performance of the funds for the past five years. Certain information reflects financial results for a single share for the funds' fiscal years ended December
31. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report (available upon request).

$ PER SHARE
------------------------------------------------------------------------------------------------------------------
                                                             NET           TOTAL                         DISTRI-
                                                           REALIZED        INCOME/                       BUTIONS
                                NET           NET            AND           (LOSS)        DIVIDENDS        FROM
                               ASSET         INVEST-      UNREALIZED        FROM           FROM            NET
                              VALUE AT        MENT         GAINS OR      INVESTMENT         NET         REALIZED
                              BEGINNING      INCOME       (LOSSES) ON      OPERA-       INVESTMENT       CAPITAL
                              OF YEAR        (LOSS)       INVESTMENTS      TIONS          INCOME          GAINS
                            -----------    -----------    -----------    -----------    -----------    -----------

TUDOR
2002                          $   15.21       $   0.00       ($  3.97)      ($  3.97)      $   0.00       $   0.00
2001                              18.41           0.00          (2.73)         (2.73)          0.00          (0.47)
2000                              22.91           0.00          (1.50)         (1.50)          0.00          (3.00)
1999                              15.74           0.00           9.88           9.88           0.00          (2.71)
1998                              21.90          (0.02)         (4.86)         (4.88)          0.00          (1.28)

LARGE CAP GROWTH FUND
2002                              26.46           0.00          (7.30)         (7.30)          0.00           0.00
2001                              33.60          (0.01)         (6.86)         (6.87)          0.00          (0.27)
2000                              39.88           0.01          (0.94)         (0.93)          0.00          (5.35)
1999                              40.64           0.14           4.91           5.05          (0.16)         (5.65)
1998                              35.11           0.26           9.38           9.64          (0.26)         (3.85)

QUANTITATIVE EQUITY FUND
2002                               3.49           0.00          (0.75)         (0.75)          0.00           0.00
2001                               3.86           0.00          (0.37)         (0.37)          0.00           0.00
2000                               5.23           0.00          (0.42)         (0.42)         (0.01)         (0.94)
1999                               5.79           0.02           0.73           0.75          (0.03)         (1.28)
1998                               5.84           0.05           1.46           1.51          (0.06)         (1.50)

CORE BOND
2002                               9.80           0.40           0.64           1.04          (0.40)          0.00
2001                               9.40           0.49           0.40           0.89          (0.49)          0.00
2000                               9.07           0.60           0.33           0.93          (0.60)          0.00
1999                               9.64           0.56          (0.57)         (0.01)         (0.56)          0.00
1998                               9.34           0.54           0.30           0.84          (0.54)          0.00

INTERMEDIATE MUNICIPAL BOND
2002                              10.40           0.42           0.57           0.99          (0.42)         (0.16)
2001                              10.44           0.46           0.00           0.46          (0.44)         (0.06)
2000                              10.05           0.46           0.39           0.85          (0.46)          0.00
1999                              10.55           0.44          (0.50)         (0.06)         (0.44)          0.00
1998                              10.45           0.45           0.14           0.59          (0.47)         (0.02)

GOVERNMENT MONEY MARKET
2002                               1.00           0.01           0.00           0.01          (0.01)          0.00
2001                               1.00           0.04           0.00           0.04          (0.04)          0.00
2000                               1.00           0.06           0.00           0.06          (0.06)          0.00
1999                               1.00           0.04           0.00           0.04          (0.04)          0.00
1998                               1.00           0.05           0.00           0.05          (0.05)          0.00

TAX FREE MONEY MARKET
2002                               1.00           0.01           0.00           0.01          (0.01)          0.00
2001                               1.00           0.03           0.00           0.03          (0.03)          0.00
2000                               1.00           0.04           0.00           0.04          (0.04)          0.00
1999                               1.00           0.03           0.00           0.03          (0.03)          0.00
1998                               1.00           0.03           0.00           0.03          (0.03)          0.00


RATIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                         RATIO OF
                                                                                                            NET
                                              NET                           NET                         INVESTMENT
                                             ASSET                       ASSETS AT        RATIO OF        INCOME
                               TOTAL        VALUE AT                       END OF         EXPENSES        (LOSS)      PORTFOLIO
                              DISTRI-        END OF         TOTAL           YEAR         TO AVERAGE     TO AVERAGE    TURNOVER
                              BUTIONS         YEAR          RETURN        ($000'S)       NET ASSETS     NET ASSETS      RATE
                            -----------    -----------    -----------    -----------    -----------    -----------   ----------

TUDOR
2000                           $   0.00      $   11.24         (26.10%)      $47,705           1.54%        (0.81%)      105.6%
2001                              (0.47)         15.21         (14.78)        71,324           1.38           0.11        128.1
2000                              (3.00)         18.41          (5.20)        94,418           1.28          (0.22)        84.0
1999                              (2.71)         22.91          63.26        108,780           1.37          (0.37)       139.4
1998                              (1.28)         15.74         (22.01)        86,817           1.28          (0.22)       143.6

LARGE CAP GROWTH FUND
2002                               0.00          19.16         (27.59)        43,412           1.25          (0.42)       107.9
2001                              (0.27)         26.46         (20.45)        74,931           1.14          (0.11)        56.4
2000                              (5.35)         33.60          (1.68)       109,347           1.01          (0.03)        78.2
1999                              (5.81)         39.88          12.68        145,734           1.03           0.40         68.1
1998                              (4.11)         40.64          27.51        160,698           1.04           0.71         64.6

QUANTITATIVE EQUITY FUND
2002                               0.00           2.74         (21.49)        15,145           1.67          (0.10)        74.7
2001                               0.00           3.49          (9.59)        22,387           1.41          (0.30)        91.5
2000                              (0.95)          3.86          (7.32)        29,824           1.23           0.02        106.6
1999                              (1.31)          5.23          13.90         76,452           1.08           0.24         95.6
1998                              (1.56)          5.79          26.71         73,884           1.06           0.49         89.4

CORE BOND
2002                              (0.40)         10.44          10.87        105,261           0.50           4.02        539.2
2001                              (0.49)          9.80           9.64        123,797           0.50           5.04        431.5
2000                              (0.60)          9.40          10.66        114,547           0.50           6.58        509.0
1999                              (0.56)          9.07          (0.12)       137,487           0.50           5.98        531.2
1998                              (0.54)          9.64           9.26        139,463           0.50           5.71        684.9

INTERMEDIATE MUNICIPAL BOND
2002                              (0.58)         10.81           9.70         20,447           0.85           3.90         43.5
2001                              (0.50)         10.40           4.42         19,067           0.84           4.18         34.6
2000                              (0.46)         10.44           8.73         16,941           0.81           4.58         23.8
1999                              (0.44)         10.05          (0.54)        20,210           0.85           4.32         83.2
1998                              (0.49)         10.55           5.72         25,341           0.85           4.23         45.7

GOVERNMENT MONEY MARKET
2002                              (0.01)          1.00           1.07        128,876           0.75           1.15          N/A
2001                              (0.04)          1.00           3.61        391,853           0.69           3.57          N/A
2000                              (0.06)          1.00           5.74        375,679           0.68           5.59          N/A
1999                              (0.04)          1.00           4.45        372,448           0.70           4.36          N/A
1998                              (0.05)          1.00           4.80        428,443           0.73           4.62          N/A

TAX FREE MONEY MARKET
2002                              (0.01)          1.00           1.02        161,940           0.69           1.02          N/A
2001                              (0.03)          1.00           2.51        205,904           0.67           2.52          N/A
2000                              (0.04)          1.00           3.71        208,911           0.70           3.67          N/A
1999                              (0.03)          1.00           2.80        117,520           0.76           2.76          N/A
1998                              (0.03)          1.00           3.05        131,268           0.75           3.01          N/A


The Adviser agreed to cap certain funds' operating expenses and not to impose its full fee for certain periods. This has resulted in a waiver of a portion of the Investment Advisory Fee for Core Bond and Intermediate Municipal Bond. The Adviser may not discontinue or modify this cap without the approval of the Funds'Trustees. Had the Adviser not so agreed, and had the funds not received a custody earnings credit, the total return would have been lower and the net investment income/(loss) per share, ratio of expenses to average net assets and ratio of net income to average net assets would have been:

                                                                   RATIO OF
                                                                     NET
                                            RATIO OF              INVESTMENT
                                            EXPENSES              INCOME (LOSS)
                                            TO AVERAGE            TO AVERAGE
                                            NET ASSETS            NET ASSETS


QUANTITATIVE EQUITY
2001                                        1.42%                 (0.31)%
2000                                        1.24%                 0.01%
1998                                        1.07%                 0.48%

CORE BOND
2002                                        0.83%                 3.69%
2001                                        0.81%                 4.73%
2000                                        0.79%                 6.29%
1999                                        0.81%                 5.67%
1998                                        0.89%                 5.32%

INTERMEDIATE MUNICIPAL BOND
2002                                        1.17%                 3.58%
2001                                        1.15%                 3.87%
2000                                        1.04%                 4.35%
1999                                        1.08%                 4.09%
1998                                        1.06%                 4.02%

GOVERNMENT MONEY MARKET
2002                                        0.76%                 1.14%

TAX FREE MONEY MARKET
1998                                        0.76%                 3.00%


For the Tudor and Large Cap Growth custody fee earnings credit had an effect of less than 0.01% per share on the above ratios. The custody fee earnings credit had an effect of less than 0.01% on the above ratios in 1999 and 2002 for the Quantitative Equity Fund, in 1998, 1999, 2000 and 2001 for the Government Money Market Fund and 1999, 2000, 2001 and 2002 for the Tax Free Money Market Fund.

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                               WEISS, PECK & GREER
                                  MUTUAL FUNDS

FOR MORE INFORMATION

If you want more information about the Weiss, Peck & Greer Mutual Funds, the following documents are available upon request:

SHAREHOLDER REPORTS

Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information (SAI) provides more detailed information about each fund. It is incorporated into this prospectus by reference and therefore is legally part of this prospectus.

INVESTMENT COMPANY ACT FILE NUMBERS
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Government Money Market Fund
Tax Free Money Market Fund
Intermediate Municipal Bond Fund
Core Bond Fund
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Quantitative Equity Fund                                  811-4404
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Large Cap Growth Fund                                     811-1447
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Tudor Fund                                                811-1745
------------------------------------------------------------------


================================================================================
IF SOMEONE MAKES A STATEMENT THAT IS NOT IN THIS PROSPECTUS ABOUT ANY OF THE FUNDS, YOU SHOULD NOT RELY UPON THAT INFORMATION. NEITHER THE FUNDS NOR THEIR DISTRIBUTOR IS OFFERING TO SELL SHARES OF THE FUNDS TO ANY PERSON TO WHOM THE FUNDS MAY NOT LAWFULLY SELL THEIR SHARES.


HOW TO OBTAIN THIS INFORMATION

You may get free copies of the funds' shareholder reports and the SAI by contacting the funds at:

Address:        WPG Mutual Funds PFPC, Inc.
                P.O. Box 9806 Providence, RI 02940

Telephone:      1-800-223-3332


Internet
Address:        www.robecousa.com


You can review the funds' shareholder reports, prospectus and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of these documents for free from the SEC's website at HTTP://WWW.SEC.GOV, or for a fee by writing or e-mailing:

       Address:        Public Reference Room
                       Securities and Exchange Commission Washington, D.C. 20549-0102

       e-mail:         publicinfo@sec.gov


You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

                         WEISS, PECK & GREER INVESTMENTS
                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800-223-3332

                                  MUTUAL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION



                                   May 1, 2003

           This combined Statement of Additional Information (SAI) is not a prospectus, but expands upon and supplements the information contained in the combined prospectus dated May 1, 2003, as amended and/or supplemented from time to time, of WPG Government Money Market Fund, WPG Tax Free Money Market Fund, WPG Intermediate Municipal Bond Fund, WPG Core Bond Fund, WPG Large Cap Growth Fund, WPG Tudor Fund, and WPG Quantitative Equity Fund.

           This Statement of Additional Information should be read in conjunction with each fund's prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. Investors can obtain free copies of reports and prospectuses by contacting the funds at the phone number above. Each fund's financial statements, which are included in the 2002 annual reports to shareholders, are incorporated by reference into this SAI.


THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS

                                                                            PAGE

The Funds' Investment Objectives, Policies and Techniques......................1
Investment Restrictions ......................................................24
Advisory and Administrative Services .........................................29
Trustees and Officers ........................................................37
How to Purchase Shares .......................................................47
Redemption of Shares .........................................................49
Net Asset Value ..............................................................49
Investor Services ............................................................52
Dividends, Distributions and Tax Status ......................................53
Portfolio Brokerage ..........................................................61
Portfolio Turnover ...........................................................64
Organization .................................................................65
Custodian ....................................................................66
Transfer Agent ...............................................................67
Legal Counsel ................................................................67
Independent Auditors .........................................................67
Calculation of Performance Data ..............................................67
Financial Statements .........................................................72
Appendix A - Bond Ratings and Glossary ......................................A-1
Appendix B - Investor Services...............................................B-1

            THE FUNDS' INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

           The WPG Government Money Market Fund (the "Government Money Market Fund"), WPG Tax Free Money Market Fund (the "Tax Free Money Market Fund"), WPG Intermediate Municipal Bond Fund (the "Municipal Fund"), WPG Core Bond Fund (the "Core Bond Fund"), WPG Large Cap Growth Fund (the "Large Cap Growth Fund"), WPG Tudor Fund (the "Tudor Fund"), and WPG Quantitative Equity Fund (the "Quantitative Fund") each have their own investment objective and investment policies. Tax Free Money Market Fund and Government Money Market Fund are sometimes referred to herein as the "Money Market Funds."


           Robeco USA, L.L.C., through its division Weiss, Peck & Greer Investments (the "Adviser" or "WPG"), serves as each fund's investment adviser and administrator.


           Each fund is a diversified, open-end, management investment company (or series thereof). The investment objectives, policies and restrictions of each fund may be changed or altered by the Board of Trustees of each respective fund (each, a "Board" and collectively, the "Boards") without shareholder approval, except to the extent such policies and restrictions have been adopted as fundamental. See "Investment Restrictions." The securities in which each fund may invest and certain other investment policies are further described in the prospectus. There can be no assurance that any of the funds' investment objectives will be achieved.

           The Appendix to this SAI contains a description of the quality categories of corporate bonds and municipal obligations in which the funds may invest and a Glossary describing some of the funds' investments.

GOVERNMENT MONEY MARKET FUND

           In addition to the types of investments described in the prospectus, the Government Money Market Fund may invest in the following types of money market instruments:

(1) Short-term obligations, including certificates of deposit, loan participations, bankers' acceptances and time deposits of banks and savings and loan associations whose deposits are federally insured and that have total assets in excess of $1 billion (except that obligations of smaller institutions may be held in amounts not exceeding federal insurance coverage);

(2) Short-term corporate obligations, including notes and bonds with remaining actual or effective maturities of 13 months or less;

(3) Commercial paper (unsecured promissory notes having maturities of nine months or less) issued by corporations and finance companies;

(4) U.S. dollar-denominated obligations of foreign issuers. Up to 20% of the Government Money Market Fund's assets may be invested in obligations of foreign branches of U.S. banks (Eurodollar obligations) and U.S. branches of foreign banks (Yankee dollar obligations), if in the opinion of the Adviser such obligations are of comparable quality to obligations of domestic banks the fund may purchase; and

(5) Privately issued obligations collateralized by a portfolio of U.S. Government securities or by a portfolio of privately issued asset-backed securities.

           Certain of these money market securities may have adjustable or floating rates of interest or periodic demand features.

TAX FREE MONEY MARKET FUND

           Although it has no current intention of doing so, the Tax Free Money Market Fund may, under normal market circumstances, invest up to 20% of its net assets in obligations the interest on which is subject to regular federal income tax. To the extent the fund invests in these securities, a portion of the income the fund receives and distributes to shareholders would be subject to regular federal, as well as state and local, income tax. The fund's distributions from its tax-exempt interest income may also be subject to alternative minimum tax and/or state and local income taxes. Such taxable short-term obligations will be of the same type as are permissible investments for the Government Money Market Fund.

MUNICIPAL FUND

           As a temporary defensive measure during times of adverse market conditions, the Municipal Fund may invest up to 50% of its assets in (a) corporate commercial paper and other short-term commercial obligations rated Prime-1 or MIG by Moody's Investors Service, Inc. ("Moody's") or A-1 or AAA by Standard & Poor's Ratings Group ("Standard & Poor's"); (b) obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion or more of assets; (c) U.S. Government securities; and (d) other taxable investment grade securities. Distributions from the income earned on those investments would be taxable to shareholders.

"SPECIAL SITUATIONS"

           The Tudor Fund may invest in "Special Situations" as defined in, and subject to, its fundamental investment restriction set forth under "Investment Restrictions." Since every Special Situation involves, to some extent, a break with past experience, the uncertainties in the appraisal of future value and the risk of possible loss of capital are greater than in the experienced, well-established companies carrying on business according to long-established patterns. The market price of a Special Situation may decline significantly if an anticipated development does not materialize. For the very same reasons, however, the fund believes that if a Special Situation is carefully studied by the Adviser and an investment is made at the appropriate time, maximum appreciation may be achieved.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

           Subject to its investment restrictions and policies, each fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. A repurchase agreement is an agreement under which a fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by a fund. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase price may be the same, with interest at a stated rate due to the fund together with the repurchase price on repurchase. In either case, the income to the fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each fund's respective limitation on investments in illiquid securities.

           Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. For the Government Money Market Fund and the Tax Free Money Market Fund, the underlying security must be either a U.S. Government security or a security rated in the highest rating category. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary U.S. Government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the funds may invest. The funds will monitor the value of the underlying securities throughout the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a fund. Each fund will maintain a segregated account with the Custodian for the securities and other collateral, if any, acquired under a repurchase agreement with a broker-dealer for the term of the agreement.

           In addition to the risk of the seller's default or a decline in value of the underlying security, a fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the United States Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a fund not within the control of that fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the funds acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.


           The Core Bond Fund may enter into reverse repurchase agreements with domestic banks or broker-dealers, subject to its policies and restrictions. Under a reverse repurchase agreement, the fund sells a security held by it and agrees to repurchase the instrument on a specified date at a specified price, which includes interest. The fund will use the proceeds of a reverse repurchase agreement to purchase other securities which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

           The Core Bond Fund will enter into reverse repurchase agreements only when the Adviser believes the interest income and fees to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

           Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the seller. The Core Bond Fund may not enter into a reverse repurchase agreement if as a result its current obligations under such agreements would exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

           In connection with entering into reverse repurchase agreements, the fund will segregate U.S. Government securities, cash or cash equivalents with an aggregate current value sufficient to repurchase the securities or equal to the proceeds received upon the sale, plus accrued interest.

FOREIGN SECURITIES


           The Tudor Fund may invest in securities of foreign issuers. The Government Money Market Fund, the Core Bond Fund, Large Cap Growth Fund and Quantitative Fund may also invest in securities of foreign issuers that are traded or denominated in U.S. dollars. Investment in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investment in U.S. issuers.


           Since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Although fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, the funds will endeavor to achieve the most favorable net results on their foreign portfolio transactions.

           There is generally less government supervision and regulation of stock exchanges, brokers and listed companies in foreign countries than in the United States. In some foreign transactions there may be a greater risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscators taxation, political or social instability, or diplomatic developments, which could affect a fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, and resource self-sufficiency and balance of payments position. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign custodian. The U.S. dollar value of foreign securities will be favorably or adversely affected by exchange rate fluctuations between the dollar and the applicable foreign currency. A fund will incur costs in converting foreign currencies into U.S. dollars.

           EURODOLLAR, YANKEE DOLLAR AND YANKEE BOND INVESTMENTS. The funds may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The funds may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

           DEPOSITORY RECEIPTS. With respect to certain foreign securities, the funds may purchase depository receipts of all kinds, including American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs) and International Depository Receipts (IDRs). ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs, GDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, and evidence ownership of non-U.S. securities. ADRs are traded on domestic exchanges or in the U.S. over-the-counter (OTC) market and, generally, are in registered form. EDRs, GDRs and IDRs are traded on non-U.S. exchanges or in non-U.S. OTC markets and, generally, are in bearer form. Investments in ADRs have certain advantages over direct investment in the underlying non-U.S. securities because (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are readily available, and
(ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. To the extent a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

RISK CONSIDERATIONS OF MEDIUM GRADE SECURITIES

           Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as "medium grade" obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by a fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the fund should continue to hold the security. However, at no time may the Municipal Fund have more than 5% of its net assets invested in securities rated below investment grade as a result of such downgrades.

RISK CONSIDERATIONS OF LOWER RATED SECURITIES

           The Large Cap Growth Fund and Tudor Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody's or B by Standard & Poor's (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in a fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

           High yield fixed income securities (commonly known as "junk bonds") are considered speculative investments and, while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured.

           The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by a fund defaulted, the fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and a fund's net asset value, to the extent it holds such securities.

           High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security's value will decrease in a rising interest rate market, as will the value of a fund's assets, to the extent it holds such fixed income securities.

           In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser's ability to accurately value such securities and a fund's assets and on the fund's ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

           New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

           Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, a fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security's liquidity so the fund can meet redemption requests.

FORWARD COMMITMENT AND WHEN-ISSUED TRANSACTIONS

           Each fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A fund will not enter into such transactions for the purpose of leverage.

           When-issued purchases and forward commitments enable a fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

           The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a fund's net asset value starting on the date of the agreement to purchase the securities, and the fund is subject to the rights and risks of ownership of the securities on that date. A fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a fund may agree to a longer settlement period.

           A fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a fund may dispose of or renegotiate a commitment after it is entered into. A fund also may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. A fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

           When a fund purchases securities on a when-issued or forward commitment basis, the fund or the Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the fund's purchase commitments. These procedures are designed to ensure that the fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

LOANS OF PORTFOLIO SECURITIES

           Subject to its investment restrictions, each fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange, Inc. give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

           At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

OPTIONS ON SECURITIES AND SECURITIES INDICES

           WRITING COVERED OPTIONS. The Core Bond Fund, Large Cap Growth Fund, Tudor Fund and Quantitative Fund may each write covered call and (except Large Cap Growth Fund) put options on any securities in which it may invest or on any securities index based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that the fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a fund may forego the opportunity to profit from an increase in the market price of the underlying security.

           A put option written by a fund obligates the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

           All call and put options written by a fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which, in the case of the Tudor Fund, may be quoted or denominated in any currency, in a segregated account noted on the fund's records or maintained by the fund's custodian with a value at least equal to the fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

           A fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as "closing purchase transactions."

           A fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

           The funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. A fund may also cover call and put options on a securities index by using the other methods described above.

           PURCHASING OPTIONS. The Core Bond Fund, Tudor Fund and Quantitative Fund may each purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and a fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

           A fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

           A fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

           Transactions by a fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

           RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. Although the funds may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500 Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by a fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser regarding movements in securities prices or interest rates are incorrect, a fund's investment results may have been better without the hedge transactions.

           There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

           Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

           A fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, a fund's ability to enter such options will be subject to the fund's limitation on investments on illiquid securities.


           The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

           To seek to increase total return or to hedge against changes in interest rates or securities prices, Core Bond Fund, Tudor Fund and Quantitative Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, and any other financial instruments and indices. A fund will engage in futures and related options transaction only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

           FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

           When interest rates are rising or securities prices are falling, a fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

           Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

           HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a fund or securities with characteristics similar to those of the fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

           On other occasions, a fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

           OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

           The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a fund intends to purchase. However, the fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The funds will incur transaction costs in connection with the writing of options on futures.

           The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be affected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

           OTHER CONSIDERATIONS. The funds will engage in futures and related options transactions only for bona fide hedging to seek to increase total return as permitted by the CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or securities or instruments which it expects to purchase. Except as stated below, a fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the fund owns or futures contracts will be purchased to protect the fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.


           As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of the fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each fund will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Dividends, Distribution and Tax Status."

           Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the applicable fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

           The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the fund's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

           While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

           Perfect correlation between a fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. Other futures contracts available to hedge the funds' portfolio investments generally are limited to futures on various securities indices.

FORWARD FOREIGN CURRENCY TRANSACTIONS

           The Tudor Fund may to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

           The Tudor Fund is permitted to enter into forward contracts under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

           Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

           Although the Tudor Fund has no current intention to do so, it may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

           The fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the funds to deliver an amount of foreign currency in excess of the value of the funds' respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the fund into such currency. If a fund engages in an offsetting transaction, the fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

           The fund's transactions in forward contracts will be limited to those described above. Of course, the fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and a fund will not do so unless deemed appropriate by the Adviser.

           When entering into a forward contract, the fund will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the fund's total assets committed to the consummation of forward currency exchange contracts which require the fund to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the fund on a daily basis so that the value of the segregated securities will equal the amount of the fund's commitments with respect to such contracts.

           This method of protecting the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a fund's foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

           While the fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses, which will prevent the fund from achieving a complete hedge, or expose the fund to the risk of foreign exchange loss.

           Forward contracts are subject to the risks that the counterparts to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price.

           The fund's foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

MORTGAGE-BACKED SECURITIES

           Certain funds, and in particular the Government Money Market Fund and the Core Bond Fund, may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates and collateralized mortgage obligations ("CMOs").

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

           Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the funds do not intend to invest in residual interests.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Certain funds, and in particular the Government Money Market Fund and the Core Bond Fund, may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

           Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., Standard & Poor's or Moody's), they often are structured with one or more types of "credit enhancement." Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

           Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

           Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

           Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of Mortgage-Backed Securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent a fund from selling such securities held in its portfolio at times or prices that it desires.

RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

           Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

           The Core Bond Fund may invest in floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), and Mortgage-Backed Securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

MORTGAGE DOLLAR ROLL TRANSACTIONS

           The Core Bond Fund may enter into mortgage dollar roll transactions in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.

During the roll period, the Core Bond Fund will not receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Core Bond Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Core Bond Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

ASSET-BACKED SECURITIES

           Certain funds, and in particular the Government Money Market Fund and Core Bond Fund, may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately- formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to risks similar to those associated with Mortgage-Backed Securities, asset-backed securities present further risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See "Risk Factors Associated with Mortgage-Backed Securities."


CONVERTIBLE SECURITIES AND PREFERRED STOCKS

           To the extent not inconsistent with their investment policies and restrictions, the funds may invest in debt securities or preferred stocks that are convertible into or exchangeable for common stock. Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company's earnings and assets prior to the claims of owners of common stock but after those of bond owners. Preferred stocks in which the funds may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a fund's investment in preferred stocks and securities convertible into or exchangeable for common stocks.

STRUCTURED OR HYBRID NOTES

           The Large Cap Growth Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark market while fixing the maximum loss that the fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund's loss cannot exceed this foregone interest and/or principal.

           It is expected that not more than 5% of the fund's net assets will be at risk as a result of investments in structured or hybrid notes. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the volatility of the fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the fund's limitation on investments in illiquid securities.

VARIABLE AMOUNT MASTER DEMAND NOTES

           The Government Money Market Fund, Tax Free Money Market Fund and Municipal Fund may invest in variable amount master demand notes, which are a form of commercial paper. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser will consider, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. These notes generally are not rated by Moody's or Standard & Poor's. A fund may invest in them only if the Adviser believes that, at the time of investment, the notes are of comparable quality to the other commercial paper in which that fund may invest, including, in the case of the Government Money Market Fund and Tax Free Money Market Fund, the requirements of the rules of the SEC applicable to the use of the amortized cost method of securities valuation.


           For the purpose of limitations on the maturities of the investments of a fund, variable amount master demand notes will be considered to have a maturity of one day unless the Adviser has reason to believe that the borrower could not make immediate repayment upon demand.

VARIABLE RATE DEMAND INSTRUMENTS

           The Government Money Market Fund, Tax Free Money Market Fund and Municipal Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations and other debt securities providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

           The variable rate demand instruments that these funds may purchase are payable on demand on not more than thirty calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The funds intend to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity, or (3) to maintain the respective quality standards of each fund's investment portfolio. A fund will determine the variable rate demand instruments that it will purchase in accordance with procedures approved by the Boards to minimize credit risks. The Adviser may determine that an unrated variable rate demand instrument meets a fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of a fund. The Adviser will reevaluate each unrated variable rate demand instrument held by a fund on a quarterly basis to determine that it continues to meet the fund's quality criteria.

           The value of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. The funds may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent a fund purchases such instruments, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on variable rate demand instruments is made in relation to changes in the applicable rate adjustment index, variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

           The maturity of the variable rate demand instruments held by the funds will ordinarily be deemed to be the longer of (1) the notice period required before a fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

           The acquisition of variable rate demand notes for the Government Money Market Fund and the Tax Free Money Market Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation.

PARTICIPATION INTERESTS

           Subject to their respective investment objective and policies, Government Money Market Fund and Tax Free Money Market Fund may purchase from banks participation interests in all or part of specific holdings of municipal or other debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Adviser has determined meets the prescribed quality standards of each fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of a fund, the credit of the selling bank will, subject in each instance to the requirements of rules issued by the SEC applicable to the use by these funds of the amortized cost method of valuation. Each fund will have the right to sell the participation interest back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to that fund, (2) to maintain the quality standards of each fund's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from a fund in connection with the arrangement. Tax Free Money Market Fund will not purchase participation interests in municipal obligations unless it receives an opinion of issuer's counsel or a ruling of the Internal Revenue Service (the "Service") satisfactory to its Board that interest earned by the fund on municipal obligations in which it holds participation interests is excluded from gross income for Federal income tax purposes in the hands of such fund.

MUNICIPAL OBLIGATIONS

           Tax Free Money Market Fund and Municipal Fund may invest in municipal obligations. Government Money Market Fund and Core Bond Fund may invest in municipal obligations, but generally to a lesser extent than Tax Free Money Market Fund and Municipal Fund. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular Federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. The two principal classifications of municipal obligations are "notes" and "bonds."

           Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and construction loan notes. Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

           Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

           The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue obligations are not backed by the credit and taxing authority of the issuer, but are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, revenue obligations may be backed by a letter of credit, guarantee or insurance. Revenue obligations include private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

           Industrial development bonds (now a subset of a class of bonds known as "private activity bonds"), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Distributions by the Tax Free Money Market Fund and the Municipal Fund of interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

           These funds may also invest in municipal securities in the form of notes, which generally are used to provide for short-term capital needs in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

           There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

           An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933, as amended (the "1933 Act"), prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

           The Adviser determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate), which accurately reflects its value. The Adviser believes that the quality standards applicable to the Tax Free Money Market Fund's investments enhance marketability. In addition, stand-by commitments and demand obligations also enhance marketability.

           For the purpose of a fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

           Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High grade municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

           The Tax Free Money Market Fund expects that it will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% its total assets in municipal obligations the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. The Tax Free Money Market Fund may invest more than 25% of its total assets in municipal obligations of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities to the extent such securities are tax-exempt as defined in the Code; or industrial development and pollution control bonds. The Municipal Fund will not invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state. There could be economic, business or political developments, which might affect all municipal obligations of a similar type. However, the Adviser believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

           The acquisition of municipal securities by the Tax Free Money Market Fund will also be subject to the rules of the SEC applicable to use of the amortized cost method of securities valuation.

           A fund may invest in variable, floating rate and other municipal securities on which the interest may fluctuate based on changes in market rates. The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, monthly, semi-annually) and the interest rates payable on floating rate securities are adjusted whenever there is a change in the market rate of interest on which the interest payable is based. The interest rate on variable and floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to changes in interest rate levels. A fund may consider the maturity of a variable or floating rate municipal security to be shorter than its ultimate maturity if that fund has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate maturity.

           MUNICIPAL LEASES. Funds that may invest in municipal securities may invest in municipal leases and certificates of participation in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity, which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering, or the failure to fully recover, the fund's original investment. To the extent that a fund invests in unrated municipal leases or participates in such leases, the Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the Municipal Fund's 15% (10% with respect to the Money Market Funds) limitation on investments in illiquid securities.

           PRE-REFUNDED MUNICIPAL SECURITIES. Funds that invest in municipal securities may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price, which represents a premium over their face value.

STAND-BY COMMITMENTS

           The Tax Free Money Market Fund and Municipal Fund may acquire stand-by commitments. Acquisition of stand-by commitments by a fund may improve portfolio liquidity by making available same-day settlements on sales of portfolio securities (and thus facilitate the same-day payments of redemption proceeds in federal funds). A fund may engage in such transactions subject to the limitations in the rules under the 1940 Act. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at that fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

           Stand-by commitments acquired by the funds will generally have the following features: (1) they will be in writing and will be physically held by the fund's custodian; (2) the funds' rights to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Adviser's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding the cost, if any, of the stand-by commitment) of the municipal obligations which are subject to the commitment (excluding any accrued interest which the fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

           The Trust, on behalf of the Tax Free Money Market Fund and the Municipal Fund, expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the funds will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities, which are acquired subject to the commitments. If the fund pays additional consideration for a stand-by commitment, the yield on the security to which the stand-by commitment relates will, in effect, be lower than if the fund had not acquired such stand-by commitment.

           It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Boards will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. When a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

           The Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with this position in any particular case or that stand-by commitments will be available to the funds, nor have the funds assumed that such commitments would continue to be available under all market conditions.

           A fund, subject to its investment policies and restrictions, may also enter into stand-by commitments in which the fund may bind itself to accept delivery of a municipal obligation with a stated price and fixed yield upon the exercise of an option held by the other party to the agreement at a stated future date. The fund will receive a commitment fee in consideration of its agreement to "stand-by" to purchase the municipal obligation. This stand-by commitment may be deemed to be the sale by the fund of a put. The stand-by commitment agreement creates a risk of loss to the investment company and its shareholders well in excess of the commitment fees the fund would receive as consideration for entering into the agreement. For example, if interest rates in the marketplace increase after the agreement is made, it is likely that the contract price on the delivery date will exceed the then current market value of the municipal obligation. The broker-dealer can be expected to exercise its option and, in effect, pass the decline in the value of the municipal obligation to the investment company. That decline in value may significantly exceed the fee received by the investment company for entering into the agreement. In accordance with the SEC's General Statement of Policy (IC-10666), and in order to limit risk of loss, if a fund engages in a stand-by commitment transaction, such fund will maintain in a segregated account, commencing on the date the fund enters into the stand-by commitment agreement, liquid assets equal to the value of the purchase price under the stand-by commitment.

ZERO COUPON AND CAPITAL APPRECIATION BONDS

           Funds that may invest in debt securities may invest in zero coupon and capital appreciation bonds. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

REAL ESTATE INVESTMENT TRUSTS

           Each fund, other than the Money Market Funds and Municipal Fund, may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Funds that invest in REITs will indirectly bear their proportionate share of any expenses paid by such REITs in addition to the expenses paid by the funds.

           Investing in REITs involves certain risks: equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

           Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

U.S. GOVERNMENT SECURITIES

           U.S. Government securities are either (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills), (ii) guaranteed by the U.S. Treasury (E.G., Ginnie Mae mortgage-backed securities), (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Fannie Mae discount notes) or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g. securities of each of the Federal Home Loan Banks). Such guarantees of U.S. Government securities held by a fund do not, however, guarantee the market value of the shares of the fund. There is no guarantee that the U.S. Government will continue to provide support to its agencies or instrumentalities in the future.

RESTRICTED AND ILLIQUID SECURITIES

           Each fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the 1933 Act, including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a fund will not invest more than 15% of its net assets (10% of total assets in the case of the Government Money Market Fund and the Tax Free Money Market Fund) in illiquid investments, which include repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Boards determine, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Boards have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of the fund's portfolio securities. The Boards, however, retain sufficient oversight and are ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Boards will carefully monitor the funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of liquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

           The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

OTHER INVESTMENT COMPANIES

           Each fund, subject to authorization by its Board, may invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Board, a fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the fund's investment objectives, policies and restrictions. The ability of the funds to convert to the so-called master-feeder fund structure has been approved by the funds' shareholders. The Boards do not intend to authorize investing in this manner at this time.

           Each fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. For example, the Quantitative Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Municipal Fund will only invest in investment companies that are money market funds, which invest, in municipal obligations. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the fund.

MARKET CHANGES

           The market value of each fund's investments, and thus each fund's net asset value, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

PORTFOLIO TURNOVER

           Although no fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any fund and a fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the applicable fund and its shareholders. The actual portfolio turnover rates for each fund are noted in the prospectus.

                             INVESTMENT RESTRICTIONS

           Each fund has adopted the following investment restrictions, which may not be changed without approval of the holders of a majority of the outstanding voting securities of the applicable fund. As defined in the 1940 Act and as used in the prospectus and this SAI, "a majority of the outstanding voting securities" of a fund, means the lesser of (1) 67% of the shares of the fund present at a meeting if the holders of more than 50% of the outstanding shares of the fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the fund. So long as these fundamental restrictions are in effect, each fund may not:

FOR THE GOVERNMENT MONEY MARKET FUND, TAX FREE MONEY MARKET FUND, MUNICIPAL FUND AND CORE BOND FUND:

1. With respect to 75% of its total assets, purchase securities of an issuer (other than U.S. Government securities or, with respect to each fund other than the Municipal Fund, repurchase agreements collateralized by U.S. Government securities and shares of other investment companies), if:

           (a)such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

           (b)such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that each fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as such fund.

2. Purchase or sell real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein or, for Municipal Bond Fund, real estate acquired by the fund as a result of the ownership of securities), but it may lease office space for its own use and invest up to 15% of its assets in publicly held real estate investment trusts.

3. Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not apply to reverse repurchase agreements entered into in accordance with a fund's investment policies.

4. Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposit or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.

5. Engage in the business of underwriting securities of others, except to the extent that the fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objectives and policies; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

6. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets (except securities of banks and bank holding companies in the case of the Government Money Market Fund and the Tax Free Money Market Fund and except municipal securities, U.S. Government securities and securities the payment of which is secured by U.S. Government securities in the case of the Municipal Bond Fund); provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund. In addition, in the case of the Municipal Bond Fund, for purposes of this restriction, state and municipal governments and their agencies and instrumentalities are not deemed to be industries.

7. Issue senior securities, except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.

FOR THE QUANTITATIVE FUND:

1. Purchase or sell real estate, but the fund may lease office space for its own use as its principal office and may invest in securities of companies engaged in the real estate business.

2. Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes.

3. Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposits or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.

4. Engage in the business of underwriting securities of others, except to the extent that the fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objectives and policies; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

5. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets except that the fund may concentrate its assets in securities of issuers in any industry to the extent the S&P 500 Index is so concentrated; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

6. Invest in commodities or in commodities contracts except that the fund may purchase and sell financial futures contracts on securities, indices and currencies and options on such futures contracts, and the fund may purchase securities on a forward commitment or when-issued basis.

7. Issue senior securities except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.

8. With respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

           (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

           (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

FOR THE LARGE CAP GROWTH FUND:

1. With respect to 75% of its total assets, purchase securities of an issuer (other than U.S. Government securities or, with respect to each fund other than the Municipal Fund, repurchase agreements collateralized by U.S. Government securities and shares of other investment companies), if:

           (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

           (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that each fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as such fund.

2. Purchase, sell or invest in commodities or commodity contracts or real estate or interests in real estate, except futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts and except that the fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

3. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets, provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

4. Lend its funds to other persons, except through the purchase of all or a portion of an issue of debt securities publicly distributed or other securities or debt obligations in accordance with its objective or through entering into repurchase agreements; provided that each such repurchase agreement has a duration of no more than seven days and that the value of all of the fund's outstanding repurchase agreements, together with the value of all illiquid investments of the fund, does not exceed 15% of the fund's total assets at any time.

5. Lend its portfolio securities unless the borrower is a broker, dealer or financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

6. Borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the fund's total assets (including amounts borrowed) at the time of borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing.

7. Issue senior securities, except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.

8. Engage in the business of underwriting the securities of other issuers (except as the fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

FOR THE TUDOR FUND:

1. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund. In this connection, the fund may invest in "Special Situations." The term "Special Situation" shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the investment adviser of the fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a "Special Situation," may be one of many different types. Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company's business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company's stock; a new or changed management; or material changes in management policies. A "Special Situation" may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company's earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a "Special Situation." The fund may invest in securities (even if not "Special Situations") which, in the opinion of the investment adviser of the fund, are appropriate investments for the fund, including securities which the investment adviser of the fund believes are undervalued by the market. The fund shall not be required to invest any minimum percentage of its aggregate portfolio in "Special Situations," nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than "Special Situations."

2. With respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

           (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

           (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

3. Lease, acquire, purchase, sell or hold real estate, but it may lease office space for its own use and invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

4. Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices and options on such futures contracts, and forward foreign currency exchange contracts.

5. Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers' acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the fund will not enter into repurchase agreements of more than one week's duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

6. Lend its portfolio securities unless the borrower is a broker, dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

7. Engage in the business of underwriting the securities of others, except to the extent that the fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

8. Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the fund's total assets (including the amount borrowed), at the time of such borrowing.

9. Issue senior securities except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.

           Each fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objectives, restrictions and policies as that fund.

           For purposes of the above fundamental investment restrictions regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Standard & Poor's Stock Guide. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.


           In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, a fund may not:


           (a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

           (b) Purchase securities of any other investment company except as permitted by the 1940 Act.

           (c) Purchase securities on margin, except any short-term credits, which may be necessary for the clearance of transactions and the initial, or maintenance margin in connection with options and futures contracts and related options.

           (d) Invest more than 15% of its net assets in securities which are illiquid (10% of total assets for Government Money Market Fund and Tax Free Market Fund).

           (e) Purchase additional securities if the fund's borrowings exceed 5% of its net assets.


           Except with respect to each fund's fundamental investment restriction regarding borrowings, any investment limitation of a fund that is expressed as a percentage is determined at the time of investment by the fund. An increase or decrease in a fund's net asset value or a company's market capitalization subsequent to a fund's initial investment will not affect the fund's compliance with the percentage limitation or the company's status as small, medium or large cap. From time to time, the adviser may include as small, medium or large cap certain companies having market capitalizations outside the definitions described in the prospectus. Similarly, except with respect to the Money Market Funds, an issuer's credit quality is determined only at the time of the last investment by the fund in securities of that issuer. If a change occurs in an issuer's credit quality subsequent to a fund's investment, the adviser will consider what action to take, if any, with respect to that security. Under the 1940 Act, each fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the applicable fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including Sundays and holidays) or such longer period as the rules and regulations of the SEC prescribe. In addition, under the 1940 Act, each fund may not invest more than 5% of its assets in the securities of any issuer that derives more than 15% of its gross revenue from a securities-related business.

                      ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISER


           Robeco USA, L.L.C., through its division Weiss, Peck & Greer Investments (the "Adviser" or "WPG"), One New York Plaza, New York, New York 10004, serves as investment adviser and administrator to each fund.

           WPG is an indirect, wholly-owned subsidiary of Robeco Groep N.V., a Dutch public limited liability company ("Robeco"). On March 1, 2003, certain of Robeco's U.S. investment management subsidiaries, including WPG, were reorganized as subsidiaries of a newly formed company named Robeco USA, Inc. (the "reorganization"). As a result of the reorganization, Weiss, Peck & Greer, L.L.C. has been renamed Robeco USA, L.L.C. and the investment advisory and broker-dealer operations of WPG have been separated into divisions of Robeco USA, L.L.C. The investment advisory services are conducted under the name Weiss, Peck & Greer Investments, and the broker-dealer services are conducted under the name Robeco USA Brokerage Services. Certain corporate infrastructure and support functions have moved to Robeco USA, Inc. The reorganization did not change the investment process and management teams for the WPG products, nor did it change the ultimate ownership of WPG by Robeco.

           Robeco is the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group"). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland owns 100% of the shares of Robeco. The Robeco Group is a fund management group. Robeco Nederland advises and manages investment funds, some of whose shares are traded primarily on the Amsterdam Stock Exchange, which funds include (1) Robeco N.V., (2) Rolinco N.V.,
(3) Rorento N.V., (4) RG Rente Mixfund N.V., (5) RG Obligatie Mixfund N.V., (6) RG Aandelen Mixfund N.V., (7) RG Florente Fund N.V., (8) RG Divirente Fund N.V.,
(9) RG America Fund N.V., (10) RG Europe Fund N.V., (11) RG Pacific Fund N.V.,
(12) Nettorente Fund N.V., (13) RG Hollands Bezit N.V., (14) RG Emerging Markets Fund N.V., (15) RG Tactimix Funds, and (16) RG Zelfselect Landen Fund N.V. Robeco Nederland also advises and manages a number of institutional funds. The Robeco Group operates primarily outside of the United States, although it currently holds significant ownership interests in five U.S. investment advisers, in addition to being the parent company of WPG.

The Robeco Group, through its subsidiaries, has approximately 1,700 employees worldwide. Of the approximately $103 billion in assets under management at December 31, 2002, approximately $40 billion was managed in the U.S.

In connection with the Acquisition, the funds' Boards, including a majority of the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the funds or WPG (the "Disinterested Trustees"), approved the funds' current investment advisory agreements (the "Advisory Agreements") at a meeting held on May 19, 1998. The Advisory Agreements were approved by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each fund at a joint special meeting of shareholders held on July 29, 1998, and became effective upon the consummation of the Acquisition. Except for the dates of execution, effectiveness and termination, the terms of each fund's Advisory Agreement are substantially identical to the terms of such fund's investment advisory agreement which was in effect immediately prior to the Acquisition.

Pursuant to the Advisory Agreements, the Adviser supervises and assists in the management of the assets of each fund and furnishes each fund with research, statistical and advisory services. In managing the assets of the funds, the Adviser furnishes continuously an investment program for each fund consistent with the investment objectives and policies of that fund. More specifically, the Adviser determines from time to time what securities shall be purchased for the fund, what securities shall be held or sold by the fund and what portion of the fund's assets shall be held uninvested as cash, subject always to the provisions of the applicable fund's Declaration of Trust, By-Laws and registration statement and to its investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the applicable fund's Board may from time to time establish. To carry out such determinations, the Adviser places orders for the investment and reinvestment of each fund's assets. (See "Portfolio Brokerage.")

For its investment advisory services under the Advisory Agreements, the Adviser receives an annual fee, payable monthly, which varies in accordance with the average daily net assets of the funds under the management of the Adviser. The advisory fee is accrued daily and will be prorated if the Adviser shall not have acted as a fund's investment adviser during any entire monthly period.


The annual fee rates under the Advisory Agreements and the advisory fees paid to the Adviser under the prior investment advisory agreements for the fiscal years ended December 31, 2000, 2001 and 2002 are as set forth on the following page.



                               ADVISORY FEES PAID
                                  DECEMBER 31,



                               ANNUAL
FUND                           FEE RATE                               2000         2001           2002
--------                       --------------                        -------      -------        -------

Government Money               0.50% of net assets up to          $1,875,749     $ 2,055,280     $1,164,545
Market Fund and                $500 million
Tax Free Money Market          0.45% of net assets                   867,250       1,170,084      1,017,951
Fund                           $500,000 million to $1 billion
                               0.40% of net assets
                               $1 billion to $1.5 billion
                               0.35% of net assets in
                               excess of $1.5 billion

Municipal Fund(*)              0.00% of average daily                 12,306          32,948         35,225
                               net assets while net
                               assets are less than
                               $17 million
                               0.50% of average
                               daily net assets
                               while net assets are
                               $17 million or more

Core Bond Fund(**)             0.45% of net assets                   403,358         360,920        290,066

Large Cap Growth               0.75% of net assets                   955,362         639,535        449,999
Fund

Tudor Fund                     0.90% of net assets up                992,489         677,624        499,644
                               to $300 million
                               0.80% of net assets $300
                               million to $500 million
                               0.75% of net assets in
                               excess of $500 million


Quantitative Fund(***)         0.75% of net assets                   337,327        $176,506        136,407



           (*) During the fiscal years ended December 31, 2002, 2001 and 2000, WPG agreed not to impose a portion of its advisory fees on and to assume certain other expenses of the Municipal Fund as necessary to limit the fund's annual operating expenses to 0.85% of average daily net assets. WPG may not discontinue or modify this cap without the approval of the Board of Trustees. Had WPG not so agreed, the Municipal Fund would have paid advisory fees of $99,384, $90,562, and $48,912.

           (**) For the fiscal year ending December 31, 2003, the Core Bond Fund's advisory fee rate was reduced to 0.45% of net assets. Prior thereto, the advisory fee rate was calculated as follows: 0.60% of net assets up to $300 million, 0.55% of net assets up to $500 million and 0.50% of net assets in excess of $500 million. During the fiscal years ended December 31, 2002, 2001 and 2000, WPG agreed not to impose a portion of its advisory fee and to assume certain other expenses of the Core Bond Fund as necessary to limit the fund's annual operating expenses to 0.50% of average daily net assets. Had WPG not so agreed, the Core Bond Fund would have paid advisory fees of $648, 719, $740,401 and $768,330, respectively. For the Fiscal year ending December 31, 2003, WPG has agreed not to impose a portion of its advisory fee and to assume certain other expenses of the Core Bond Fund as necessary to limit the fund's annual operating expenses to 0.43% of average daily net assets. WPG may not discontinue or modify this cap without the approval of the Board of Trustees.

           (***) For the Fiscal year ending December 31, 2003, WPG has entered into an Expense Limitation Agreement, pursuant to which WPG agreed not to impose a portion of its advisory fee and to assume certain other expenses of the Quantitative Equity Fund as necessary to limit the fund's annual operating expenses to 1.40% of average daily net assets. Pursuant to this agreement, WPG may seek reimbursement for expenses waived or paid by WPG during the prior two fiscal years. No expense limitation was in effect for prior fiscal years.


           Each Advisory Agreement provides that the Adviser will not be liable for any loss sustained by a fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of the Adviser, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.


           Each Advisory Agreement may be modified or amended only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable fund and by a vote of the majority of the Disinterested Trustees of the fund. Each Advisory Agreement's continuance after its initial two-year term must be approved annually by a majority vote of the applicable Board or by a vote of the holders of a "majority of the outstanding voting securities" of the applicable fund, but in either event it also must be approved by a vote of a majority of the Disinterested Trustees of the applicable fund, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated without penalty, by either party, upon not more than 60 days' written notice and will terminate automatically in the event of its assignment. The Advisory Agreement of the Core Bond Fund was amended in April 2003 to reduce the fund's advisory fee rate to 0.45% of average daily net assets.

           As of December 31, 2002, WPG had capital of approximately $65 million. WPG consists of 48 Managing Directors, one of whom is a member of the NYSE, and certain directors. WPG has approximately 238 full-time employees in addition to its Managing Directors. As of December 31, 2002, WPG and its affiliates had assets under management of approximately $27 billion, primarily for institutions and high net worth individuals.

           Roger J. Weiss is a Senior Managing Director of WPG and Chairman of the Board and Trustee of each of the funds. Stephen H. Weiss, brother of Roger
J. Weiss, is also a Senior Managing Director of WPG. Ronald M. Hoffner is a Managing Director of WPG, and Executive Vice President and Treasurer of each of the funds. Joseph J. Reardon is a Principal of WPG and a Vice President and Secretary of each of the funds. Steven M. Pires is a Vice President of WPG and Assistant Vice President of each of the funds. Daniel S. Vandivort is a Managing Director of WPG and President of Funds Trust. Janet A. Fiorenza is a Managing Director of WPG and a Vice President of Tax Free Money Market Fund. C. Lennis Koontz is a Managing Director of WPG and Vice President of the Large Cap Growth Fund. Walter Prendergast is a Managing Director of WPG and President of Tudor Fund. S. Blake Miller is a Managing Director of WPG and Vice President of the Municipal Fund. E.K. Easton Ragsdale is a Managing Director and Peter Albanese is a Senior Vice President of WPG and both are Vice Presidents of the Quantitative Equity Fund.


           The persons responsible for the day-to-day management of each fund's portfolio are listed in the prospectus. Messrs. Stephen H. Weiss and Roger J. Weiss may also participate in each fund's investment decisions and all of the Managing Directors in WPG consult on a regular basis among themselves about general market conditions, as well as specific securities and industries.

           In the management of the funds and their other accounts, WPG and its affiliates allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the funds are concerned. However, it is the judgment of the Board that the desirability of continuing the funds' advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

           FACTORS CONSIDERED IN APPROVING INVESTMENT ADVISORY AGREEMENTS


            The 1940 Act requires that the investment advisory agreement between WPG and the funds be approved annually both by the Board of Trustees and also by a majority of the Disinterested Trustees voting separately. Each such investment advisory agreement was most recently considered and approved at a meeting of the Board of Trustees of each fund called for that purpose on April 23, 2003.

           The Disinterested Trustees determined that the terms of each investment advisory agreement are fair and reasonable and approved each of the investment advisory agreements as being in the best interests of the applicable fund. The Disinterested Trustees believe that the investment advisory agreements enable each fund to enjoy high quality investment advisory services at costs which they deem appropriate, reasonable and in the best interests of the applicable fund and its shareholders. In making such determinations, the Disinterested Trustees met independently from the interested Trustees of the applicable fund and any officers of the Adviser or its affiliates. The Disinterested Trustees also relied upon the assistance of counsel who regularly act as counsel to the funds and the Disinterested Trustees.


      In evaluating the investment advisory agreements, the Disinterested Trustees reviewed and considered materials furnished by the Adviser, including information regarding the Adviser, its affiliates and personnel, operations and financial condition. The Disinterested Trustees discussed with representatives of the Adviser (including each fund's portfolio manager) the operations of the funds and the capabilities of the Adviser to provide advisory and other services to each fund. Among other information, the Disinterested Trustees reviewed and considered information with respect to each fund regarding:


     o     the investment performance of the fund


     o the fee charged by the Adviser for investment advisory and administrative services, as well as other compensation received by the Adviser and its affiliates;

     o     the projected total operating expenses of the fund;

     o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

     o the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by the Adviser; and

     o the Adviser's profitability with respect to its relationship to the fund and the methodology in allocating expenses to the management of the funds, and compared such profitability with available industry profitability data.

      The Disinterested Trustees specifically considered the following as relevant to their recommendations, but did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered:


     o the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and its financial condition. With respect to the Quantitative Equity Fund, the Disinterested Trustees viewed favorably the Adviser's commitment to, and promptness in rebuilding, its disciplined equity division;

     o that the fee and expense ratios of each fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies. In particular, the Disinterested Trustees discussed and viewed favorably the Adviser's willingness to contractually limit the total expense ratios of certain funds as set forth in this SAI. Further, with respect to the Core Bond Fund, the Disinterested Trustees discussed, viewed favorably and approved a permanent reduction in the advisory fee rate payable by the Core Bond Fund to the Adviser. This fee reduction was offered by the Adviser despite this fund's superior performance in an effort to further enhance the fund's competitiveness for the gathering of additional assets;


     o the relative performance of the funds since commencement of operations to comparable investment companies and unmanaged indices and whether the funds have operated within their investment objective and their record of compliance with investment restrictions;


      o the high quality of managerial and administrative services provided by WPG (in its capacity both as adviser and administrator) in an increasingly regulated industry;


     o the favorable manner in which the Adviser supervises the funds' business relations with their custodian, transfer agent and other service providers; and

     o     other factors that the Disinterested Trustees deem relevant.

      The Disinterested Trustees deemed each of these factors to be relevant to their consideration of the investment advisory agreements.

ADMINISTRATOR

           WPG, in its capacity as administrator to the funds, performs administrative, transfer agency related and shareholder relation's services and certain clerical and accounting services for each fund under separate administration agreements (the "Administration Agreements"). More specifically, these obligations pursuant to the Administration Agreements include, subject to the general supervision of the Boards, (a) providing supervision of all aspects of the funds' non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the funds), (b) providing the funds, to the extent not provided pursuant to their custodian and transfer agency agreements or agreements with other institutions, with personnel to perform such executive, administrative, accounting and clerical services as are reasonably necessary to provide effective administration of the funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the funds' expense, of their tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the SEC and other regulatory authorities,
(d) providing the funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services,
(e) maintaining all of the funds' records other than those maintained pursuant to such agreements or the Advisory Agreements, and (f) providing to the funds transfer agency-related and shareholder relations services and facilities and the services of one or more of its employees or officers, or employees or officers of its affiliates, relating to such functions (including salaries and benefits, office space and supplies, equipment and teaching).

           For its services under the Administration Agreements, WPG is entitled to receive a fee, computed daily and payable monthly, at an annual rate based on each fund's average daily net assets, and the annual fee rates are as set forth below.

                            ADMINISTRATION FEES PAID
                        FOR THE YEARS ENDED DECEMBER 31,


                         PRESENT
FUND                     ANNUAL RATE(*)   2000          2001          2002
----                     -----------      ----          ----          ----



Government Money              0.02%      $37,515      $41,105      $34,653
Market Fund

Tax Free Money                0.03%      $69,380      $78,493      $61,077
Market Fund

Municipal Fund                0.00%          -0-          -0-          -0-

Core Bond Fund(               0.00%          -0-          -0-          -0-

Large Cap Growth Fund         0.12%      $50,953      $60,840      $64,847

Tudor Fund                    0.14%      $88,221      $69,844      $69,186

Quantitative Fund             0.07%      $31,484      $16,477      $12,731


           (*) The Trustees review the rate at which the administration fees are paid at least annually and may change the rate of compensation without shareholder approval. The administration fees were paid at different rates than those set forth above at various times during the periods shown.

           Each Administration Agreement provides that WPG will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the matters to which the Agreements relate, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of WPG in the performance of its duties or from the reckless disregard by WPG of its obligations and duties thereunder. Each Administration Agreement's continuance must be approved annually by a majority vote of the Board and may be terminated without penalty, by either party, upon not more than 60 days' written notice.

PRINCIPAL UNDERWRITER


           PFPC Distributors, Inc., a subsidiary of PFPC, Inc., Four Falls Corporate Center, Suite 600, West Conshohocken, Pennsylvania 19428-2961 (the "Underwriter") serves as the principal underwriter in connection with the continuous offering of shares of each fund pursuant to an Underwriting Agreement dated August 1998. The Underwriting Agreement's continuance after its initial two-year term must be approved annually by the Trustees, including a majority of the non- Interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was initially approved by the Trustees at a meeting held on July 22, 1998. As the funds' principal underwriter, the Underwriter performs certain services related to the distribution of shares of the funds to the public.


           The Underwriter bears all expenses in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives to any investment dealers and financial firms for distribution related services. The Underwriter also pays certain expenses in connection with the distribution of the funds' shares, including the cost of preparing, printing and distributing advertising materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. WPG, and not the funds, bears the fees charged by the Underwriter. Each fund bears, among other things, the cost of registering its shares under federal, state and foreign securities law.

EXPENSES

           With respect to each fund, the fund pays: (i) fees and expenses of any investment adviser or administrator of the fund; (ii) organization expenses of the fund; (iii) fees and expenses incurred by the fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of the Adviser's employees rendering legal services to the fund); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the fund; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the fund; (x) the expenses of and fees for registering or qualifying shares of the fund for sale and of maintaining the registration of the fund and registering the fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the fund who are not affiliated with the Adviser; (xii) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the fund insofar as they govern agreements with any such custodian;
(xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; and (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business.


           For the Municipal Fund, the Adviser voluntarily waived a portion of its management fee equal to $36,607, $57,613 and $64,159, respectively during the fiscal years ended December 31, 2000, 2001 and 2002. For the Core Bond fund, the Adviser voluntarily waived a portion of its management fee equal to $365,072, $379,481 and $358,653, respectively during the same fiscal periods. See the prospectus regarding current fee waivers and expense limitations.

           Each fund may also enter into arrangements with third parties that provide omnibus accounting and transfer agency-related services (including recordkeeping and nondistribution-related shareholder servicing) for the benefit of fund shareholders who are the beneficial owners of fund shares held in nominee form with the third parties. A fund may compensate such third parties for the provision of subaccounting and transfer agency-related services based on a percentage of the fund's assets for which such entities perform such services. To the extent that a fund compensates a third party for the provision of these services, it will not incur duplicative fees with its transfer agent. As of the date of this SAI, the funds have entered into arrangements with the following third parties omnibus account service providers: Jack White (Large Cap Growth Fund, Tudor Fund, Core Bond Fund, Quantitative Fund and Municipal Fund), Schwab (Quantitative Fund and Municipal Fund) and Fidelity (Large Cap Growth Fund, Tudor Fund, Core Bond Fund, Quantitative Fund and Municipal Fund).


           The funds' Advisory and Administration Agreements each provide that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.

           In an attempt to avoid any potential conflict with portfolio transactions for a fund, the Adviser and the funds have adopted a Code of Ethics in accordance with the requirements of the 1940 Act. The Code contains extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates and others who normally come into possession of information regarding fund portfolio transactions. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the funds and their shareholders come before those of the Adviser and its employees. The Code is on public file with and available from, the SEC.

ADMINISTRATION AND SERVICE PLAN


           Under the administration and service plan of the Core Bond Fund (the "Plan"), the fund may enter into contracts ("Servicing Agreements") with banks (other than the Custodian), trust companies, broker-dealers (other than WPG) or other financial organizations ("Service Organizations") to provide certain administrative and shareholder services ("Services") on behalf of the fund. In connection with the Acquisition, the Board of the Funds Trust, including a majority of the non-Interested Trustees, approved the current Plan on behalf of the Core Bond Fund at a meeting held on May 19, 1998. The Plan was approved by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund at a special meeting held on July 29, 1998, and became effective upon the consummation of the Acquisition. The terms of the Plan are substantially identical to the terms of the funds' administration and service plans in effect prior to the consummation of the Acquisition.


           A Service Organization will receive a fee payable by the applicable fund in respect of shares held by or through such Service Organization for its customers for Services performed pursuant to the Plan and the applicable Servicing Agreement. The schedule of fees and the basis upon which such fees will be paid will be determined by the Trustees of the fund; provided, however, that the aggregate annual fees to be paid to all Service Organizations and a fund's expenses under the Plan will not exceed 0.05% of the fund's average daily net assets per year. Neither the Custodian nor WPG will be a Service Organization or receive fees for Services. During the year ended December 31, 2002, the Core Bond Fund paid or incurred fees to Service Organizations of $0 pursuant to its Plan.


           Rule 12b-1 (the "Rule") under the 1940 Act regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of "any activity, which is primarily intended to result in the sale of fund shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees to be paid to certain Service Organizations, in some cases, could be deemed to be payment of distribution expenses, and because the Core Bond Fund bears the expense of preparing, printing and distributing the prospectus and Statement of Additional Information, the Board has adopted the Plan and will enter into Service Agreements pursuant thereto. In adopting the Plan, the Board concluded that there is a reasonable likelihood that the Plan will benefit the Core Bond Fund and its shareholders by the provision of the services described above. Specifically, the Board determined that the Plan may increase the assets of the fund which may reduce the fund's expense ratio, reduce securities transaction costs, reduce the advisory fee rates, prevent untimely disposition of portfolio securities to meet redemption requests and increase the diversification of the fund's investments.

           The Plan permits, among other things, the payments to Service Organizations and the reimbursement by the fund, as well as the payment by the fund, of the costs of preparing, printing and distributing prospectuses and statements of additional information for prospective and existing shareholders and of implementing and operating the Plan as described above. A report of the amounts so expended, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the fund may bear for distribution pursuant to the Plan without shareholder approval and that the other material amendments of the Plan must be approved by the Trustees, and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in the related Service Agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the non-Interested Trustees of Funds Trust has been committed to the discretion of the non-Interested Trustees of Funds Trust. The Plan is subject to annual approval, by the Board and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in any of such Service Agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

           The Plan is terminable at any time by a vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the Plan or in any of the related Service Agreements or by vote of the holders of a "majority of the outstanding voting securities" of the applicable fund. Any Service Agreement will be terminable without penalty, at any time, by vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the Plan or in any of the related Service Agreements, or upon not more than 60 days' written notice to the Service Organization by vote of the holders of a majority of the outstanding voting securities of the fund. The Service Agreement will terminate automatically in the event of its assignment.

           The Core Bond Fund may engage banks to perform administrative and shareholder servicing functions. Judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the fund might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions purchasing shares on behalf of their customers may be required to register as dealers pursuant to state law.

TRUSTEES AND OFFICERS

           The Board of Trustees of each fund has responsibility for management of the business of its funds. The executive officers of each fund are responsible for its day to day operations. Set forth below is certain information concerning the Trustees and Officers of the funds. Unless otherwise noted, each individual serves in the capacity indicated with each fund.




                                                                            NUMBER OF
                          TERM OF OFFICE                                  PORTFOLIOS IN
                               AND                                         FUND COMPLEX      OTHER DIRECTORSHIPS HELD BY TRUSTEES
NAME, ADDRESS,              LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY
POSITION WITH               TIME                  DURING PAST 5 YEARS         TRUSTEE
THE TRUST, DATE OF BIRTH    SERVED*
------------------------  ---------------    -------------------------    --------------     -------------------------------------



DISINTERESTED TRUSTEES

Raymond R. Herrmann, Jr.      Since 1970    Chairman of the Board,                7         Life Member, Board of Overseers of
Trustee                                     Sunbelt Beverage Corporation                    Cornell Medical College; Member of
60 E. 42nd Street                           (distributor of wines and                       Board and Executive Committee, Sky
Suite  1915                                 liquors); Former Vice                           Ranch for Boys; Member, Evaluation
New York, NY  10165                         Chairman and Director,                          Advisory Board, Biotechnology
                                            McKesson Corporation (U.S.                      Investments, Ltd.
9/11/20                                     distributor of drugs and
                                            health care products, wine
                                            and spirits)

Lawrence J. Israel            Since 1990    Private Investor                      7         Member of Board of Governors Touro
Trustee                                                                                     Infirmary; Member of the
170 Broadway, Suite 249                                                                     Intercollegiate Athletics Committee
New Orleans, LA 70018                                                                       of the Administrators of the Tulane
                                                                                            University Educational Fund;
12/13/34                                                                                    Chairman of Tulane University,
                                                                                            Endowment Management Committee

Graham E. Jones               Since 1985    Senior Vice President, BGK            7         Trustee of various investment
Trustee                                     Realty Inc.                                     companies of Deutsche Asset
330 Garfield Street                                                                         Management; Trustee of various
Suite 200,                                                                                  investment companies managed by Sun
Santa Fe, NM 87501                                                                          Capital Advisors

1/31/33

William B. Ross               Since 1972    Self-employed Financial               7
Trustee                                     Consultant
4044 N. Farwell Avenue
Shorewood, WI  53211

8/22/27





                                      -39-


                                                                            NUMBER OF
                          TERM OF OFFICE                                  PORTFOLIOS IN
                               AND                                         FUND COMPLEX      OTHER DIRECTORSHIPS HELD BY TRUSTEES
NAME, ADDRESS,              LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY
POSITION WITH               TIME                  DURING PAST 5 YEARS         TRUSTEE
THE TRUST, DATE OF BIRTH    SERVED*
------------------------  ---------------    -------------------------    --------------     -------------------------------------


Robert A. Straniere           Since 1992    Member, New York State                7         Director, various Reich and Tang
Trustee                                     Assembly; Sole Proprietor,                      Funds
182 Rose Avenue                             Straniere Law Firm
Staten Island, NY 10306

3/28/41

INTERESTED TRUSTEES

**Roger J. Weiss Chairman     Since 1988    Senior Managing Director of           7         Trustee Fellow of Cornell
of the Board, Trustee and                   WPG, Executive Vice                             University; Member of Board of
President                                   President and Director of                       Overseers of Cornell Medical
One New York Plaza                          WPG Advisers, Inc.                              College; Vice Chairman of Cornell
New York, NY  10004                                                                         University Investment Committee,
                                                                                            Member of Cornell Law School of
4/29/39                                                                                     Athletic Advisory Councils; Trustee
                                                                                            of the Chess-in-the-School's
                                                                                            program; Member of the Board of
                                                                                            Gray Peak Technologies



INTERESTED PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES


Sean Simko                           Since 2003    Vice president of WPG.
Vice President (6)                                 Joined WPG in 2002. From
One New York Plaza                                 1999 to 2002, Portfolio
New York, NY  10004                                Manager and Money Market
                                                   Account Manager at SEI
4/23/70                                            Investments. Prior thereto,
                                                   performed various trading
                                                   roles at The Vanguard Group.


Walter Prendergast                   Since 2000    Managing Director, WPG
President (3)
One New York Plaza
New York, NY  10004

2/23/65

Ronald M. Hoffner                    Since 1989    Managing Director, WPG
Executive Vice President and
Treasurer
One New York Plaza
New York, NY  10004

10/06/50




                                      -40-

                                                                            NUMBER OF
                          TERM OF OFFICE                                  PORTFOLIOS IN
                               AND                                         FUND COMPLEX      OTHER DIRECTORSHIPS HELD BY TRUSTEES
NAME, ADDRESS,              LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY
POSITION WITH               TIME                  DURING PAST 5 YEARS         TRUSTEE
THE TRUST, DATE OF BIRTH    SERVED*
------------------------  ---------------    -------------------------    --------------     -------------------------------------


Janet E. Fiorenza          Since 1988    Managing Director, WPG
Vice President (1)
One New York Plaza
New York, NY  10004

6/9/49

Thomas J. Girard           Since 1996    Managing Director, WPG
Vice President (6)
One New York Plaza
New York, NY  10004

3/25/62

S. Blake Miller            Since 1993    Managing Director, WPG
Vice President (5)
One New York Plaza
New York, NY  10004

3/4/65




Daniel  S. Vandivort       Since 1994    Managing Director, WPG
President (1,5,6,7)
One New York Plaza
New York, NY 10004

7/4/54


Peter Albanese             Since 2003    Senior Vice President, WPG
Vice President (4)                       (since 2003). Prior thereto,
One New York Plaza                       Senior Vice President  US
New York, NY  10004                      Trust Co. of New York

4/07/69



                                         Portfolio Manager, WPG
E.K. Easton Ragsdale       Since 2003    (since 2003). Prior thereto,
Vice President (4)                       Managing Director and
One New York Plaza                       Associate Head of Equity,
New York,  10004                         State Street Research &
                                         Management Co.
10/16/51




                                      -41-



                                                                            NUMBER OF
                          TERM OF OFFICE                                  PORTFOLIOS IN
                               AND                                         FUND COMPLEX      OTHER DIRECTORSHIPS HELD BY TRUSTEES
NAME, ADDRESS,              LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY
POSITION WITH               TIME                  DURING PAST 5 YEARS         TRUSTEE
THE TRUST, DATE OF BIRTH    SERVED*
------------------------  ---------------    -------------------------    --------------     -------------------------------------


C. Lennis Koontz II        Since 2002    Managing Director, WPG,
Vice President (2)                       Managing Director and
One New York Plaza                       Partner at Capital
New York, NY  10004                      Management Associates

10/28/42

Joseph J. Reardon          Since 1990    Senior Vice President,
Vice President and Secretary                       Mutual Fund Operations, WPG
One New York Plaza
New York, NY  10004

4/4/60

Sid Bakst                  Since 1998    Managing Director, WPG
Vice President (7)
One New York Plaza
New York, NY  10004

8/9/62

Steven M. Pires            Since 1999    Vice President, Mutual Fund
Assistant Vice President                 Operations, WPG; Assistant
One New York Plaza                       Vice President, Smith Barney
New York, NY  10004                      Asset Management

9/12/56

------------------

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.

** Mr. Weiss is an "interested person" of the funds as defined in the 1940 Act due to his position as Chairman of the Board and Senior Managing Director of WPG.

(1) Tax Free Money Market Fund
(2) Large Cap Growth Fund
(3) Tudor Fund
(4) Quantitative Fund
(5) Municipal Fund
(6) Government Money Market Fund
(7) Core Bond Fund



The Funds' each have two standing committees of the Board - an Audit Committee and a Nominating Committee. Messrs. Herrmann, Jr., Israel, Jones, Ross and Straniere, each a Disinterested Trustee, serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Disinterested Trustees. The Board of Trustees will consider candidates timely proposed for nomination by the shareholders for election as Trustees prior to a scheduled meeting of the Nominating Committee at which the Trustees are considering changing the composition of the Board.

During the most recently completed fiscal year for the Funds Trust, the Trust's Board of Trustees held 4 meetings. The Audit Committee held 3 meetings and the Nominating Committee held 0 meetings.

Set Forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002:




----------------------------------------------- ---------------------------------------------- -------------------------------------
               NAME OF TRUSTEE                        DOLLAR RANGE OF EQUITY SECURITIES           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                IN EACH FUND*                               SECURITIES IN
                                                                                                           ALL WPG FUNDS*
----------------------------------------------- ---------------------------------------------- -------------------------------------
DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Raymond R. Herrmann, Jr.                        Large Cap Growth                    B                             C
                                                Tudor Fund                          C
                                                Core Bond Fund                      A
                                                Government Money                    A
                                                Tax Free Money                      A
                                                Quantitative Fund                   A
                                                Municipal Fund                      A
----------------------------------------------- ---------------------------- ----------------- -------------------------------------
Lawrence J. Israel                              Large Cap Growth                    A                             E
                                                Tudor Fund                          A
                                                Core Bond Fund                      A
                                                Government Money                    A
                                                Tax Free Money                      E
                                                Quantitative Fund                   A
                                                Municipal Fund                      A
----------------------------------------------- ---------------------------- ----------------- -------------------------------------
Graham E. Jones                                 Large Cap Growth                    A                             E
                                                Tudor Fund                          E
                                                Core Bond Fund                      A
                                                Government Money                    B
                                                Tax Free money                      A
                                                Quantitative Fund                   A
                                                Municipal Fund                      A
----------------------------------------------- ---------------------------- ----------------- -------------------------------------
William B. Ross                                 Large Cap Growth                    C                             E
                                                Tudor Fund                          C
                                                Core Bond Fund                      C
                                                Government Money                    A
                                                Tax Free Money                      A
                                                Quantitative Fund                   D
                                                Municipal Fund                      A
----------------------------------------------- ---------------------------- ----------------- -------------------------------------
Robert A. Straniere                             Large Cap Growth                    A                             B
                                                Tudor Fund                          A
                                                Core Bond Fund                      A
                                                Government Money                    A
                                                Tax Free Money                      A
                                                Quantitative Fund                   B
                                                Municipal Fund                      A
----------------------------------------------- ---------------------------- ----------------- -------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Roger J. Weiss                                  Large Cap Growth                    C                             E
                                                Tudor Fund                          E
                                                Core Bond Fund                      A
                                                Government Money                    E
                                                Tax Free Money                      E
                                                Quantitative Fund                   A
                                                Municipal Fund                      D
----------------------------------------------- ---------------------------- ----------------- -------------------------------------


     *A= None
      B = $1 - $10,000
      C = $10,001 - $50,000
      D = $50,001 - $100,000
      E = Over $100,000

COMPENSATION OF TRUSTEES AND OFFICERS


The Funds' Trust do not pay compensation to their Trustees that are affiliated with the Adviser or to their officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the funds during the fiscal year ended December 31, 2002.

The following table sets forth all compensation paid to the Trustees as of each fund's fiscal year ended December 31, 2002:



                     AGGREGATE COMPENSATION FROM THE FUNDS*
                                                                                                 PENSION OR
                                                                                                  RETIREMENT
                            GOVERN-     TAX                                            QUAN-       BENEFITS       TOTAL
                             MENT       FREE                      LARGE                TITA-       ACCRUED     COMPENSATION
                            MONEY       MONEY   MUNI-    CORE      CAP                 TIVE       AS PART OF    FROM FUNDS &
                            MARKET      MARKET  CIPAL    BOND     GROWTH    TUDOR     EQUITY        FUNDS'     OTHER FUNDS IN
 NAME OF TRUSTEE             FUND       FUND    FUND     FUND      FUND      FUND      FUND        EXPENSE        COMPLEX
------------------------- ----------- --------- ------   ------- --------- --------- --------- --------------- ------------

Roger J. Weiss                $0          $0      $0       $0       $0        $0       $0            $0             $0
Raymond R. Herrmann, Jr.    3,143        3,143   3,143   3,143     3,143    3,143     3,143          $0           22,000
Lawrence J. Israel          3,143        3,143   3,143   3,143     3,143    3,143     3,143          $0           22,000
Graham E. Jones             3,143        3,143   3,143   3,143     3,143    3,143     3,143          $0           22,000
William B. Ross             3,143        3,143   3,143   3,143     3,143    3,143     3,143          $0           22,000
Robert A. Straniere         3,143        3,143   3,143   3,143     3,143    3,143     3,143          $0           22,000

* As of the date of this Statement of Additional Information there were 7 funds in the fund complex. Amounts per fund are rounded to the nearest dollar.



MATERIAL RELATIONSHIPS OF THE DISINTERESTED TRUSTEES.

           For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Adviser or any of its affiliates acts as investment adviser.


           As of December 31, 2002, none of the Disinterested Trustees, nor any of the members of their immediate family, beneficially own any securities issued by the Adviser or any other entity in a control relationship to the Adviser. During the calendar years of 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in WPG or any other entity in a control relationship to the Adviser. During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"):
(i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) WPG; (vi) any affiliate of WPG; or (vii) an officer of any such affiliate.

           During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

           None of the Trustees or officers of the funds has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the any of the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) WPG, or (vi) any other entity in a control relationship to the funds.



BENEFICIAL OWNERSHIP
AS OF MARCH 31, 2003

                   SHARES (PERCENTAGE OF OUTSTANDING) HELD BY:


                                                                                               WPG ADVISORY
                               TRUSTEES AND                                                  ACCOUNTS IN WHICH
                                 OFFICERS                       WPG ADVISORY                   WPG DISCLAIMS
FUND                           (AS A GROUP)         WPG          ACCOUNTS(1)                 BENEFICIAL OWNERSHIP
----                           ------------         ---          --------                    --------------------


Government Money Market Fund  4,342,239  3.1%       5,837     0.0%  78,428,095     21.3%    78,428,095     21.3%

Tax Free Money Market Fund    6,276,740  3.9%           0     0.0% 138,816,310     55.4%   138,816,310     55.4%

Municipal Bond Fund               5,064  0.3%           0     0.0%   1,339,703     75.7%     1,339,703     75.7%

Core Bond Fund                    5,118  0.1%     190,223     2.2%   6,299,617     56.1%     6,299,617     56.1%

Large Cap Growth Fund             4,400  0.2%         376     0.0%   1,168,755     43.4%     1,168,755     43.4%

Tudor Fund                       30,688  0.7%         828     0.0%     859,692     19.1%       859,692     19.1%

Quantitative Fund                19,737  0.4%           0     0.0%   4,431,445     70.9%     4,431,445     70.9%


*As of March 31, 2003, the Trustees and officers of each fund as a group beneficially owned not more than 1% of the outstanding shares of each fund.

(1) WPG Advisory Accounts are advisory accounts over which WPG or its affiliates have discretionary investment authority and/or discretionary authority to vote the securities held in such accounts.




CERTAIN SHAREHOLDERS


           As of March 31, 2003, no person within the knowledge of the management of the funds directly or indirectly owned, controlled or held with power to vote 5% or more of the outstanding voting securities (i.e., shares) of any fund, except as set forth below:

                                                   PERCENTAGE OF OWNERSHIP
LARGEST SHAREHOLDERS                                OUTSTANDING SHARES
--------------------                                ------------------

LARGE CAP GROWTH FUND


Star Creations LTD
Ugland House
PO Box 309
Georgetown Grand Cayman BWI                               9.8%

TUDOR FUND

Wells Fargo Bank Minnesota NA
FBO Goldman 1988 Trust AC 112874
P O Box 1533
Minneapolis, MN 55480                                     6.8%

CORE BOND FUND

The Trust Co of Toledo
Successor Trustee for Toledo Roofers
Local 134 Pension Plan DTD 7/6/83
6135 Trust Drive Suite 206
Holland, OH 43528                                        11.4%

Key Trust Co Ttee FBO
Bricklayers Allied Craftsmen
Local #3 MPPP
A/C 20-20-211-0558180
PO Box 94871
Cleveland, OH 44101-4871                                 11.4%

Louis Berkowitz Family Foundation
1 Huntington Quadrangle Ste 2512
Melville, NY  11747                                       8.5%

Stephen H. Weiss Trustee
Jerome K. Ohrbach Trust U/A Dtd 5/26/76
c/o Jerilee S. Nickerson
513 Beirut Avenue
Pacific Palisades, CA 90272                               6.5%

Santa Catalina School Endowment
1500 Mark Thomas Drive
Monterey, CA 93940-0000                                   5.1%

Laborers International of North
America Local 157 Pension Fund
Attn Tim Higgins
105 Clinton Street
Schenectady, NY 12305                                     5.1%

TAX FREE MONEY MARKET

Stephen H. Weiss
Weiss, Peck & Greer
One New York Plaza 30th Fl
New York, NY 10004                                       15.1%

Michael C. Dermody Trustee
Michael C. Dermody Trust
FBO Michael C. Dermody
U/A Dtd 8/10/89
4790 Caughlin Parkway #377
Reno, NV 89509-0907                                       6.3%

                                                   PERCENTAGE OF OWNERSHIP
LARGEST SHAREHOLDERS                                OUTSTANDING SHARES
--------------------                                ------------------


Hendrik J. Hartong Jr.
Brynwood Partners
Two Sound View Drive
Greenwich, CT 06830-6471                                  5.2%

QUANTITATIVE EQUITY FUND

Star Creations Ltd
Ugland House
PO Box 309
Georgetown Grand Cayman BWI                              26.2%

Weiss Peck & Greer as Ttee
For the Employees 401K
Equity Fund
Attn Mutual Funds Department
One New York Plaza
New York NY 10004                                         6.6%

Sky Ranch Foundation Endowment Fund
PO Box 8420
Fredericksburg, VA 22404                                  5.1%

INTERMEDIATE MUNICIPAL BOND FUND

Ari B. Horowitz
Artemus International
599 Broadway 11th Floor
New York, NY 10012                                        9.5%

Charles Schwab & Co. Inc.
Reinvest Account
Attn Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94101                                   8.2%

GOVERNMENT MONEY MARKET FUND

WPG Opportunistic Value Fund LP
One New York Plaza
New York, NY 10004                                        7.3%

Peter G. Preuss
2223 Avenida De La Playa Ste 220
La Jolla, CA 92037                                        5.2%

                             HOW TO PURCHASE SHARES

(SEE "HOW TO PURCHASE SHARES" IN THE PROSPECTUS.)

           The offering of shares of each fund is continuous. A fund may terminate the continuous offering of its shares and may refuse to accept any purchase order at any time at the discretion of its Trustees. Shares of the funds may be purchased from the funds directly by an investor or may be purchased on behalf of an investor by WPG or another broker-dealer or, in the case of Core Bond Fund, by a Service Organization. An investor directly purchasing a fund's shares should complete and execute the subscription form included with the prospectus in accordance with the instructions in the prospectus. Investors purchasing a fund's shares through WPG, another broker-dealer or a Service Organization should contact WPG, the broker-dealer or the Service Organization, as appropriate, directly by mail or by telephone for appropriate instructions.

           In the case of telephone subscriptions, if full payment for telephone subscriptions is not received by the fund within the customary time period for settlement then in effect after the acceptance of the order by the fund, the order is subject to cancellation and the purchaser will be liable to the affected fund for any loss suffered as a result of such cancellation. To recoup such loss each fund reserves the right to redeem shares owned by any shareholder whose purchase order is cancelled for non-payment, and such purchaser may be prohibited from placing further telephone orders.

           The purchaser of a fund's shares pays no sales load or underwriting commission with respect to an investment in the fund. If a subscription or redemption is arranged and settlement made through a member of the National Association of Securities Dealers, Inc. ("NASD"), then that member may, in its discretion, charge a fee for this service. Service Organizations may receive fees for certain administrative services, which they perform for the Core Bond Fund and may also, charge their customers fees for automatic investment, redemption or other services provided to the customers. Information concerning services and customer charges will be provided by the particular Service Organization to any customer who must authorize the purchase of a fund's shares prior to such purchase.

           Shares of the funds may be transferred upon delivery to the Transfer Agent of appropriate written instructions, which clearly identify the account and the number of shares to be transferred. Such instructions must be signed by the registered owner and must be accompanied by certificates for the shares, if any, which are being transferred, duly endorsed, or with an executed stock power. No signature guarantee will be required on a transfer request if the proceeds of the transfer are requested to be made payable to the shareholder of record and sent to the record address of such shareholder. Otherwise, the signature on the letter of instructions and the share certificates or the stock power must be guaranteed, and otherwise be in good order for purposes of transfer. The funds are not bound to record any transfer until all required documents have been received by the Transfer Agent.

           Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the funds' Transfer Agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency.

           In addition to the Transfer Agent, each fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of fund shares. In accordance with a position taken by the staff of the SEC, such purchase and redemption orders are considered to have been received by a fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the SEC, such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

LIMITS ON FUND SHARE TRANSACTIONS

           In order to reduce the investment performance effect of excessive shareholder trading in shares of the Weiss, Peck & Greer Equity Funds (as defined below) and to minimize the funds' transaction expenses, WPG has adopted a policy of limiting the number of shareholder exchange and purchase/redemption transactions by any one account (or group of accounts under common management) involving Weiss, Peck & Greer Equity Funds ("Equity Share Transactions"), to a total of six such transactions per calendar year, computed on a multi-fund basis. Equity Share Transactions subject to this limit are: (a) exchanges into or out of any Weiss, Peck & Greer Equity Fund; and (b) any pair of transactions involving a purchase followed by a redemption for offsetting or substantially similar amounts, in any one Weiss, Peck & Greer Equity Fund.

           The "Weiss, Peck & Greer Equity Funds" currently include WPG Tudor Fund, WPG Large Cap Growth Fund and WPG Quantitative Equity Fund. This limit does not apply to any transactions solely among or solely involving WPG Core Bond Fund, WPG Government Money Market Fund, WPG Tax Free Money Market Fund and the WPG Intermediate Municipal Bond Fund.

           If the transaction activity in any account or group of accounts under common management exceeds this limit, the applicable fund may, at its discretion, refuse additional purchase orders, or the purchase portion of additional exchange orders, as the case may be, with respect to such account or group of accounts for the remainder of the calendar year. Redemption orders will not be refused.

"IN-KIND" PURCHASES

           Shares of a fund may be purchased, in whole or in part, by delivering to the fund securities that (a) meet the investment objective and policies of that fund, (b) have readily available market prices and quotations, (c) are liquid securities not restricted as to transfer and (d) are otherwise acceptable to the Adviser and the fund, which reserve the right to reject all or any part of the securities offered in exchange for shares of such fund. An investor who wishes to make an "in-kind" purchase should furnish to the fund a list with a full and exact description of all of the securities, which he proposes to deliver. The market value of securities accepted in exchange must be at least equal to the initial or additional purchase minimum. The fund will specify those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the fund's custodian and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the fund in the same manner as portfolio securities of the fund are valued. See "Net Asset Value." The number of full and fractional fund shares having a net asset value (as next determined following receipt of the securities) equal to the value of the securities delivered by the investor will be issued to the investor, less any applicable stock transfer taxes. A fund will acquire such securities for investment purposes only and not for immediate resale. The exchange of securities by the investor for shares of a fund is a taxable transaction that may result in recognition of gain or loss on the securities so exchanged for federal, state and local income tax purposes. Investors should consult their own tax advisers in light of their particular tax situations.





                              REDEMPTION OF SHARES


(SEE "HOW TO REDEEM SHARES" IN THE PROSPECTUS.)


           Any shareholder of a fund is entitled to require the fund to redeem all or part of his shares. It is suggested that all redemption requests be sent by certified mail, return receipt requested. Investors whose shares are purchased through their accounts at WPG, a broker-dealer or a Service Organization may redeem all or a part of their shares in accordance with instructions pertaining to such accounts. It is the responsibility of WPG, the broker-dealer or the Service Organization to transmit the redemption order and credit its customer's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with the procedures detailed in the prospectus.

           The redemption price, which may be more or less than the price paid by the shareholder for his shares, is the net asset value per share next determined after a written request for redemption in proper form is received by PFPC, Inc. (the "Transfer Agent") or the fund. Redemptions are taxable transactions for shareholders who are subject to tax. There is no redemption charge imposed by any fund with respect to the redemption of shares. Redemption requests, which are not in proper form, will be returned to the shareholder for correction. Redemptions will not become effective until all documents in proper form have been received by the Transfer Agent. The Transfer Agent will reject redemption requests unless checks (including certified checks or cashier's checks) received for shares purchased have cleared (which may take up to fifteen days). To prevent such rejection, an investor may contact the fund or the Transfer Agent to arrange for payment for shares in cash or another form of immediately available funds.

           The redemption price may be paid in cash or portfolio securities, at each fund's discretion. The funds have, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the redemption price and the shareholder may incur a brokerage charge when the shareholder sells the securities he receives. The selection of such securities will be made in such manner, as the officers of the affected fund deem fair and reasonable.

           Payment for redeemed shares normally will be made after receipt by the Transfer Agent of a written request for redemption in proper form as more fully described in the prospectus. Normally redemption proceeds are paid by check and mailed to the shareholder of record. Shareholders may elect to have payments wired to their bank, unless their bank cannot receive federal reserve wires. (Please contact the funds for further information on wire charges.) Such payment may be postponed, and the right of redemption suspended during any period when: (a) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the applicable rules and regulations of the SEC or the NYSE is closed for other than weekends and holidays; (b) the SEC has, by order, permitted such suspension; or (c) an emergency, as defined by rules and regulations of the SEC, exists, making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.

                                 NET ASSET VALUE

(SEE "HOW EACH FUND'S NET ASSET VALUE IS DETERMINED" IN THE PROSPECTUS.)


           The net asset value of each fund is determined once daily, Monday through Friday (when the NYSE is open for regular trading) on each day (other than a day during which no shares of the applicable fund were tendered for redemption and no order to purchase or sell shares of that fund was received) in which there is a sufficient degree of trading in that fund's portfolio securities that the current net asset value of that fund's shares might be materially affected. Such determination is made as of the close of regular trading on the NYSE, normally 4:00 p.m. New York City time. In addition, Government Money Market Fund and Tax Free Money Market Fund calculate their net asset value per share as of 12:00 p.m. New York City time on those days on which the NYSE is open for regular trading and on which a purchase order for fund shares and related federal funds wire is received prior to 12:00 p.m. New York City time. The net asset value per share is calculated by dividing the value of a fund's securities, cash and other assets (including dividends accrued but not collected) less all of its liabilities (including options and accrued expenses but excluding capital and surplus), by the total number of shares outstanding, the result being rounded to the nearest cent. All expenses of a fund are accrued daily and taken into account for the purpose of determining the net asset value. The NYSE is not open for trading on weekends or on New Year's Day (January 1), Dr. Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in
May), Independence Day (July 4), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day (December
25).


           The public offering price of a fund's shares is the net asset value per share next determined after receipt of an order. Orders for shares which have been received by a fund or the Transfer Agent prior to the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.


           Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price, or in the case of securities traded on Nasdaq, the Nasdaq official close, from the exchange representing the principal market for such securities on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at currency exchange rates determined by the fund's custodian to be representative of fair levels at times prior to the close of trading on the NYSE. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a fund's calculation of net asset value unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment would be made.


THE NON-MONEY MARKET FUNDS


           In determining the net asset value of each non-Money Market Fund's securities, options on securities, futures contracts and options thereon which are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange on which the security is most extensively traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the funds' Valuation Committee as authorized by the Boards.

           Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a fund's portfolio are valued at fair market value on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

           For purposes of determining the net asset value of the funds' shares, options transactions will be treated as follows: When a fund sells an option, an amount equal to the premium received by that fund will be included in that fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that fund enters into a closing purchase transaction, that fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a fund is exercised, that fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.


THE MONEY MARKET FUNDS

           Pursuant to a Rule of the SEC, each Money Market Fund's portfolio securities are valued using the amortized cost method of valuation to seek to maintain a constant net asset value of $1.00 per share. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that a Money Market Fund would receive if it sold the instrument. During such periods, the yield to investors in a Money Market Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of a Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher yield if he or she purchased shares of the fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the fund would receive less investment income. The converse would apply in a period of rising interest rates.

           The Board of Trustees of Funds Trust has established procedures designed to stabilize, to the extent reasonably possible, each Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Market Funds' respective portfolio by the Board, at such intervals as they deem appropriate, to determine whether the funds' net asset values per share calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviate from $1.00 per share based on amortized cost. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event that the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders of either Money Market Fund, it will take such corrective action as it regards to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Further, the Board may authorize an affiliate of the Money Market Funds to purchase from a Money Market Fund any security that is not an "eligible security" in accordance with Rule 2a-7 under the 1940 Act. Each Money Market Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on a Money Market Fund's shares.

           Generally, in order to continue to use the amortized cost method of valuation, the Money Market Funds' respective investments, including repurchase agreements, must be U.S. dollar-denominated instruments which the Board determines present minimal credit risks and which are of high quality (i.e., two highest ratings) as determined by two nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board. Each Money Market Fund must also comply with certain other conditions, including certain diversification requirements, and must maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and generally may not purchase any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, a Money Market Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonably practicable. The Adviser will periodically review this method of valuation and recommend changes to the Board, which may be necessary to assure that the portfolio instruments, are valued at their fair value as determined by the Board in good faith.


                                INVESTOR SERVICES

           The funds offer a variety of services, as described in Appendix B and in the sections that follow, designed to meet the needs of their shareholders. The costs of providing such services are borne by the funds, except as otherwise specified below. Further information on each service is set forth in the prospectus under the caption "Shareholder Services."

AUTOMATIC REINVESTMENT PLAN

           For the convenience of a fund's shareholders and to permit shareholders to increase their shareholdings in a fund, the funds' Transfer Agent is, unless otherwise specified, appointed in the subscription form by the investor as an agent to receive all dividends and capital gains distributions and to reinvest them in shares (or fractions thereof) of the applicable fund, at the net asset value per share next determined after the record date for the dividend or distribution. The investor may, of course, terminate such agency agreement at any time by written notice to the Transfer Agent, and direct the Transfer Agent to have dividends or capital gains distributions, or both, if any, sent to him in cash rather than reinvested in shares of the applicable fund. The funds or Transfer Agent may also terminate such agency agreement, and the funds have the right to appoint a successor Transfer Agent.

EXCHANGE PRIVILEGE


           Shares of a fund may be exchanged by mail for shares of any other fund at their relative net asset values. Shareholders may exchange shares by telephone or telegram once the Telephone Authorization Section of the account application has been completed and filed with the Transfer Agent and it has been accepted. To exchange shares by telephone, call 1-800-223-3332 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on any day that the funds are open for business. A current prospectus, which may be obtained from a fund, should be read in advance of any investment in any fund. For tax purposes, an exchange involves a redemption of shares, which is a taxable transaction for shareholders who are subject to tax. Signatures on the written authorization to exchange by telephone or telegram must be guaranteed in the same manner as set forth under "How to Purchase Shares." However, for exchanges by mail, no guarantee is required if the exchange is being made into an identically registered account. The exchange privilege is available only in those jurisdictions where shares of the funds may be legally sold. When establishing a new account by an exchange, the value of the shares redeemed must meet the minimum initial investment requirement of the funds involved. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made. Exchange requests will not be accepted for shares purchased by check until such check clears which could be up to 15 days from the date that the shares were purchased. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

           This service is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short-term swings in the stock market by engaging in frequent transactions in and out of the funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders. See "How To Redeem Shares --Excessive Trading" in the prospectus and "How To Purchase Shares --Limits On Fund Share Transactions" above for limitations on exchanges and trading in the funds' shares.

AUTOMATIC INVESTMENT PLAN

           The Automatic Investment Plan enables investors to make regular (monthly or quarterly) investments of $50 or more in shares of any fund (except for the Quantitative Fund) through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call 1-800-223-3332 or write to WPG to receive this form. By completing the form, you authorize the funds' Custodian to periodically draw money from your designated account, and to invest such amounts in account(s) with the fund(s) specified. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.

           If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the funds' Custodian is under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the funds' Custodian upon thirty (30) days' written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.

SWEEP PROGRAM

           Shares may be purchased through a sweep program under which funds in a customer's private account with WPG are automatically invested in shares of the Government Money Market Fund or the Tax Free Money Market Fund. Under this program, funds deposited in a private account with WPG usually are invested daily in the customer's account with the Government Money Market Fund or the Tax Free Money Market Fund. The funds expect that WPG will transmit orders for the purchase of a fund's shares on the same day that funds are swept from the private account. The Sweep Program is serviced by WPG's outside service bureau, ADP, in connection with the funds' Custodian. An account statement will be generated through WPG.

SYSTEMATIC WITHDRAWAL PLAN

           Redemption of shares for such purposes may reduce or even liquidate the account, particularly in a declining market. Such payments paid to a shareholder cannot be considered a yield or income on the investment. Payments to a shareholder in excess of distributions of investment income will constitute a return of his invested principal, and liquidation of shares pursuant to this Plan is a redemption, which is a taxable transaction for shareholders who are subject to tax.

           Withdrawals at the same time as regular purchases of a fund's shares ordinarily will not be permitted since purchases are intended to accumulate capital and the Systematic Withdrawal Plan is designed for the regular withdrawal of funds, except that a shareholder may make lump sum investments, of $5,000 or more. The Systematic Withdrawal Plan may be terminated by the shareholder, without penalty, at any time and the funds may terminate the Plan at will. There are no contractual rights on the part of either party with respect to the Plan.

                          DIVIDENDS, DISTRIBUTIONS AND
                                   TAX STATUS


           Each fund is separate for investment and accounting purposes and is treated as a separate entity for U.S. federal income tax purposes. A regulated investment company qualifying under Subchapter M of the Code is not subject to U.S. federal income tax on amounts distributed to shareholders to the extent that it distributes its taxable and tax-exempt net investment income and net realized capital gains in accordance with the timing and other requirements of the Code. Each fund has elected to be treated, has qualified, and intends to continue to qualify as a regulated investment company for each taxable year.

           Qualification of a fund for the favorable federal income tax treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the fund's gross income for its taxable year, without offset for losses from the sale or other disposition of stock or securities, be derived from interest, payments with respect to securities loans, dividends, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the fund distribute for its taxable year (in accordance with the Code's timing and other requirements) to its shareholders as dividends an amount equal to or exceeding the sum of 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses earned in such year as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) 90% of its tax-exempt interest income; and (c) the fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and which are engaged in the same, similar, or related trades or businesses.


           Each fund intends to distribute at least annually to its shareholders all or substantially all of its taxable income (if any) (including net realized capital gains) and any net tax-exempt interest. However, if a fund retains any investment company taxable income or "net capital gain" (the excess, if any, of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for a fund that invests in foreign securities to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.


           Each fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that a fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the fund's ordinary income (not including tax-exempt interest) for the calendar year, at least 98% of its capital gain net income ( the excess of its capital gains over its capital losses realized during the one-year period ending October 31 during such year), as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the fund paid no U.S. federal income tax. Each fund has distribution policies that should generally enable it to avoid liability for this tax.

           In general assuming that a fund has sufficient earnings and profits, dividends from investment company taxable income of a fund will be taxed to shareholders as ordinary income, and dividends from net capital gain that are designated as "capital gain dividends" will be taxed to shareholders as long-term capital gain without regard to the length of time a shareholder has held shares of the fund, for U.S. federal income tax purposes.

           On January 7, 2003, President Bush proposed an economic growth plan which contains a provision that would exclude from income dividends paid by corporations to the extent paid out of previously taxed corporate income. While there can be no assurance as to whether such provision will be enacted into law or as to its scope if enacted, it is unlikely that dividends paid by a fund with respect to debt securities will be excluded from the income of shareholders under President Bush's proposal. Dividends, including capital gain dividends, declared as of a record date in October, November or December and paid in the following January are treated under the Code as if they were received by a shareholder on December 31 of the year in which they are declared. Capital gain dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. The funds have the following capital loss carryforwards as of December 31, 2002, showing amount(s) and expiration date(s) for each fund:

                                          AMOUNT                   YEAR OF
FUND                                      (000'S)                  EXPIRATION
-----                                     ----------               ----------
Core Bond                                   20,113                    2003
Government Money Market                      1,541                    2003
Tax Free Money Market                            1                    2003
Tax Free Money Market                            3                    2004
Core Bond                                      753                    2004
Tax Free Money Market                            4                    2005
Tax Free Money Market                            1                    2006
Tax Free Money Market                            5                    2007
Core Bond                                    6,170                    2007
Tudor                                        5,160                    2009
Large Cap Growth                               329                    2009
Quantitative                                   238                    2009
Tax Free Money Market                            5                    2009
Tudor                                        8,956                    2010
Large Cap  Growth                            2,170                    2010
Quantitative                                 2,380                    2010
Tax Free Money Market                            5                    2010

           Net capital gain of a fund is taxable to shareholders as long-term capital gains if it is either distributed in the form of capital gain dividends or retained by the fund and designated for treatment as capital gains distributed to the shareholders. Capital gain dividends are not eligible for the dividends-received deduction, which is described below. If any net capital gain is retained by a fund for reinvestment, requiring U.S. federal income taxes to be paid thereon by the fund, the fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such long-term capital gains as capital gains, will be able to claim his share of U.S. federal income taxes paid by the fund on such gains as a credit against his own U.S. federal income tax liability, and will be entitled to increase the adjusted tax basis of his fund shares by the difference between his pro rata share of such gains and his tax credit.



           Each year, each fund will notify shareholders of the tax status of its dividends and distributions including, in the case of the Tax-Free Money Market Fund and the Municipal Fund, a statement of the percentage of the prior calendar year's distributions which the fund has designated as tax-exempt, the percentage (if any) of such tax-exempt distributions treated as a tax-preference item for purposes of the federal alternative minimum tax, and the source on a state-by-state basis of all distributions of tax-exempt interest. Distributions of interest income exempt for U.S. federal income tax purposes may also be exempt under the tax laws of certain states or localities if derived from obligations of such states or localities. Such an exemption may be subject to certain concentration, designation, reporting or other requirements in certain jurisdictions, which in some cases may not be satisfied by a fund. You may wish to consult your tax adviser concerning the status in the states and localities where you pay tax of exempt-interest dividends from the Tax-Free Money Market Fund and the Municipal Bond Fund.

           A portion of the dividends from the Large Cap Growth Fund, Tudor Fund, and Quantitative Fund may qualify for the 70% dividends-received deduction for corporate shareholders. The portion of such dividends which qualifies for such deduction is the portion, properly designated by the funds, which is derived from dividends of U.S. domestic corporations with respect to shares held by the funds that are not debt-financed and have been held for tax purposes at least a minimum period, generally 46 days, extending before and after each such dividend. The dividends-received deduction for corporations will be reduced to the extent the shares of a fund with respect to which the dividends are received are treated as debt-financed under the Code and will be eliminated if such shares are deemed to have been held (for tax purposes) for less than the minimum period referred to above with respect to each dividend. Shareholders will be informed of the percentages of dividends which may qualify for the dividends-received deduction. Dividends from funds other than the Large Cap Growth Fund, Tudor Fund and Quantitative Fund will not qualify for the dividends-received deduction.

           Section 1059 of the Code provides for a reduction in a stock's basis for the untaxed portion (i.e., the portion qualifying for the dividends-received deduction) of an "extraordinary dividend" if the stock has not been held for more than two years prior to the dividend announcement date. Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10 percent (5 percent for preferred stock) of the recipient corporation's adjusted basis in the stock of the payor or which meet an alternative fair market value test. To the extent that dividend payments by the Large Cap Growth Fund, Tudor Fund, and Quantitative Fund to their corporate shareholders constitutes extraordinary dividends, such shareholders' basis in their shares will be reduced, and to the extent such basis would be reduced below zero, current recognition of income may be required.

           The excess, if any, of a corporation's "adjusted current earnings" over its "alternative minimum taxable income" includes the amount of dividends, if any, excluded from income by virtue of the 70% dividends-received deduction, which may increase its alternative minimum tax liability.

           If you invest in the Core Bond Fund or Government Money Market Fund, you should know that many states and local taxing authorities allow an exemption from state or local income tax for distributions derived from interest received by a fund from direct obligations of the U.S. Government, such as U.S. Treasury obligations, or an exemption from intangible property taxes based on the extent of a fund's investment in such direct U.S. Government obligations. Such an exemption may be subject to certain concentration, designation, reporting or other requirements in certain jurisdictions, which in some cases may not be satisfied by a fund. You may wish to consult your tax adviser concerning the possible existence of such an exemption in the states and localities where you pay tax.

           Dividends, including capital gain dividends, paid by a fund (except for daily dividends paid by the Money Market Funds, the Core Bond Fund and the Municipal Bond Fund) shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they will be subject to U.S. federal income tax as described above, except for exempt-interest dividends (as defined below). Therefore, prior to purchasing shares an investor should consider the impact of an anticipated dividend distribution.

           Distributions from a fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described above whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in the shares so received equal to the amount of cash they would have received had they elected to receive cash.

           All dividends and capital gain dividends, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest, including exempt-interest dividends. Redemptions of shares, including exchanges for shares of another fund, may result in tax consequences to the shareholder and are also subject to these reporting requirements, except for the redemption or other disposition of shares of the Money Market Funds with respect to which no gain or loss is realized.

           Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a fund will be subject to tax under section 1234 of the Code. In general, no loss is recognized by a fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the fund's holding period for the option, and in the case of an exercise of the option, on the fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, possibly requiring the recognition of gain in an appreciated substantially identical portfolio stock or security or causing an adjustment in the holding period of such a stock or security in the fund's portfolio. If a fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is generally treated as a short-term capital gain or loss. If a call option is exercised, whether the gain or loss is long-term or short-term depends on the holding period of the underlying stock or security. The exercise of a put option written by a fund is not a taxable transaction for the fund.

           Futures contracts, including certain foreign currency futures contracts, that are "regulated futures contracts," entered into by a fund and listed non-equity options written or purchased by a fund (including options on debt securities, options on futures contracts, options on securities indices, options on broad-based stock indices, and certain foreign currency options), will be governed by section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position (with the exceptions stated in the next paragraph) will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a fund's taxable year, all outstanding section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss will be recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for U.S. federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a fund's portfolio. Additionally, a fund may be required to recognize gain (which is subject to tax distribution requirements) if an option, future, forward contract, short sale or other transaction that is not marked to market under Section 1256 of the Code is treated as a constructive sale of an appreciated financial position in the fund's portfolio.

           Certain foreign currency forward contracts entered into by a fund may also be subject to section 1256 of the Code, which as described above generally requires that contracts governed by Section 1256 be marked to market (i.e., treated as if they were closed out at their closing price) on the last day of the fund's taxable year, with any resulting gain or loss taken into account for such year. Absent a tax election to the contrary that may be available for any such contract that is not part of a straddle, this mark to market gain or loss, as well as gain or loss from the actual closing out of or delivery under such a contract, will generally be treated as ordinary income or loss. Gain or loss from any foreign currency forward contracts, foreign currency futures contracts or foreign currency options that are not subject to Section 1256 will also generally be treated as ordinary income or loss.


           Certain tax rules governing foreign currency activities and foreign currency options, futures and forward contracts not directly related to a fund's principal business of investing in stock or securities could require that these activities be limited, under possible Treasury regulations that may be promulgated in the future, in order to satisfy the 90% test described above.

           Positions of a fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a fund that is not part of a larger straddle.


           Positions of a fund which consist of at least one debt security not governed by Section 1256 and at least one futures contract or listed non-equity option governed by Section 1256 which substantially diminishes a fund's risk of loss with respect to such debt security will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them, which reduce or eliminate the operation of these rules. Each fund will monitor its transactions in options, futures and forward contracts and may make certain tax elections in order to mitigate the operation of these rules.

           Foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than foreign currency options and futures contracts that are governed by Section 1256 of the Code and for which no election is made) are generally treated as ordinary income or loss under Section 988 of the Code.

           The tax rules applicable to options, futures, currency forward contracts, foreign currency transactions and constructive sales may affect the amount, timing and character of a fund's income and, consequently, its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, converting capital gain or loss into ordinary income or loss, and accelerating a fund's income or gains or deferring its losses. The U.S. federal income tax rules applicable to dollar rolls and certain structured or hybrid securities are not or may not be settled, and a fund may be required to account for these transactions or investments in a manner that, under certain circumstances, may limit the extent of its use of such transactions or investments.


           A fund's investment in zero coupon securities, capital appreciation bonds, or other securities having original issue discount (or market discount, if the fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market and constructive sale rules described above may also require a fund to recognize income or gains without a concurrent receipt of cash. In order to distribute this income or gains, maintain its federal income tax treatment as a regulated investment company, and avoid U.S. federal income or excise taxes, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.


           Investments in lower-rated securities, in which the Large Cap Growth Fund and Tudor Fund may invest, may present special tax issues for a fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the funds, in the event they invest in such securities, in order to reduce the risk of distributing insufficient income to preserve their status as regulated investment companies and seek to avoid becoming subject to U.S. federal income or excise tax.

           A fund, to the extent it invests in foreign securities, may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. However, the funds generally will not be eligible to pass through to shareholders these taxes and any associated foreign tax credits or deductions for foreign taxes paid by such funds that are not thus reduced or eliminated. Such funds generally will, however, be entitled to deduct such taxes in computing their income subject to tax (if any).

           If a fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is distributed on a timely basis to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such tax and interest charges. Certain elections may be available to ameliorate these adverse tax consequences, but any such election could require the fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. Each fund that is permitted to acquire foreign investments may limit and/or manage its investments in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

           Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow through to its shareholders as "exempt-interest dividends" which are treated as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each of the Municipal Bond Fund and Tax Free Money Market Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as exempt-interest dividends under the Code. Distributions to shareholders of tax-exempt interest earned by Municipal Bond Fund and Tax Free Money Market Fund for the taxable year are therefore not subject to regular U.S. federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described below.

           A portion of the income that Municipal Bond Fund and Tax Free Money Market Fund receive and distribute to shareholders may be subject to regular federal, alternative minimum, state and local income taxes. Investments or transactions that produce taxable income or gain include options or futures transactions, securities loans, repurchase agreements and when-issued or forward- commitment transactions disposed of at a gain. Accrued market discount that is required to be included in income with respect to securities acquired at a market discount, e.g., upon a disposition of these securities, and a portion of the discount from certain stripped tax-exempt obligations or their coupons is also taxable.


           Interest on indebtedness incurred by shareholders to purchase or carry shares of the Municipal Bond Fund and Tax Free Money Market Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by such funds. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

           Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. Neither Municipal Bond Fund and Tax Free Money Market Fund has undertaken or will undertake any investigation as to the users of the facilities financed by bonds in their respective portfolios, and these funds may not be appropriate investments for substantial users (or related persons) of such facilities.

           Distributions of tax exempt income are taken into account in computing the portion, if any, of Social Security and Railroad Retirement benefits subject to U.S. federal income and, in some cases, state, taxes.


           Several provisions of federal tax law affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. For example:


           (i) Interest on certain private activity bonds is generally not exempt from regular federal income tax;

           (ii) Interest (including exempt-interest dividends attributable to such interest) on certain private activity bonds is an item of tax preference that is subject to the individual alternative minimum tax and the alternative minimum tax on corporations;

           (iii) Interest (including exempt-interest dividends attributable to such interest) on all tax-exempt bonds, may result in or increase liability for the corporate alternative minimum tax because 75% of the excess of adjusted current earnings over alternative minimum taxable income is an adjustment that, except to the extent already taken into account as private activity bond interest, increases the alternative minimum taxable income subject to the corporate alternative minimum tax; and

           (iv) Due to the substantial number and range of requirements to be satisfied by tax-exempt bonds after their issuance, there is a risk of retroactive revocation of the tax-exempt status of bonds due to acts or omissions on the part of issuers after the date of issuance.

           It is not possible to predict the effect of tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment by the Tax Free Money Market Fund and Municipal Bond Fund.

           Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisors for more information. See also Appendix B.

           Redemptions, exchanges and withdrawals under the Systematic Withdrawal Plan are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of the shares of a fund is properly treated as a sale for tax purposes, as is assumed in the following discussion. In general, if fund shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. In the case of the Government Money Market Fund and the Tax Free Money Market Fund, sales of such shares generally should not result in taxable gain or loss if the fund successfully maintains a constant net asset value per share.


           All or a portion of a loss realized upon the redemption or other disposition of shares of a fund may be disallowed under "wash sale" rules to the extent shares of the same fund are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption or other disposition. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be disallowed in the case of a disposition of shares of Tax Free Money Fund and Municipal Bond Fund to the extent of the amount of any exempt-interest dividends paid with respect to such shares and, for such shares, of all funds, any portion of such loss that is not disallowed will be treated as a long-term capital loss to the extent of any capital gain dividend paid with respect to such shares.



           The funds may be required to pay state taxes in states that have jurisdiction to tax them, except to the extent an exemption may be available, but the funds do not anticipate that their state tax liabilities will be substantial.


           Federal law requires that a fund withhold (as "backup withholding") 30% of reportable payments, including dividends (other than exempt-interest dividends), capital gain distributions and the proceeds of redemptions and exchanges of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify that the Social Security Number or other Taxpayer Identification Number they provide on IRS Form W-9 (or on an authorized substitute) is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which a fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.

           The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates subject to tax under such law, who hold their shares as capital assets. The discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, financial institutions, and insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on fund distributions treated as ordinary dividends and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 30% on certain other payments from a fund.


           This discussion of the federal income tax treatment of the fund and its shareholders is based on the U.S. federal income tax law in effect as of the date of this SAI. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this SAI and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                               PORTFOLIO BROKERAGE

           It is the general policy of the Adviser not to employ any broker in the purchase or sale of securities for a fund's portfolio unless the Adviser believes that the broker will obtain the best results for the fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors.


           Transactions in securities on a securities exchange are generally effected as agency transactions with brokers (including WPG) who receive compensation for their services. U.S. Government and debt securities are traded primarily in the over-the-counter market. Certain equity securities also may be traded in the over-the-counter market. Transactions in the over-the-counter market are generally effected as principal transactions with dealers. However, transactions in the over-the-counter market may also be effected as agency transactions, such as through an electronic communications network ("ECN") or an alternative trading system ("ATS"). The costs of transactions in securities in the over-the-counter market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof. With respect to over-the-counter transactions, the funds, where possible, deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a fund are prohibited from dealing with the fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the funds, including WPG may not serve as a fund's dealer in connection with such transactions. However, affiliated persons of a fund may serve as its broker in transactions conducted on an exchange or over-the-counter transactions conducted on an agency basis. Subject to the foregoing, where transactions are effected on securities exchanges, the funds employ WPG as principal broker. A fund is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


           The commission rate on all U.S. exchange orders is subject to negotiation. Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount, which can be paid by a fund to an affiliated person, such as WPG, acting as broker in connection with transactions, effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the fund or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 thereunder to ensure that a broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time ...." Rule 17e-1 also requires the Boards, including a majority of the non-Interested Trustees, to adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard, review those procedures at least annually to determine that they continue to be appropriate and determine at least quarterly that transactions have been effected in compliance with those procedures. The Boards, including a majority of the non-Interested Trustees, have adopted procedures designed to comply with the requirements of Rule 17e-1.

           Pursuant to these procedures, commissions paid to WPG must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction is not placed with WPG if a fund would have to pay a commission rate less favorable than WPG's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers and any customers of WPG determined by a majority of the non-Interested Trustees not to be comparable to the funds. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the non-Interested Trustees, exceptions may be made. Since WPG, as investment adviser to the funds, is obligated to provide management, which includes elements of research and related skills, such research and related skills will not be used by WPG as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. When appropriate, orders for the account of the funds are combined with orders for other clients advised by WPG, to obtain a more favorable commission rate. When the same security is purchased for two or more funds or accounts on the same day, each fund or account pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

           In selecting brokers other than WPG to effect transactions on securities exchanges, the funds consider the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). When more than one firm is believed to meet the factors set forth in the first paragraph under this heading, preference may be given to firms that also sell shares of the respective fund. Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of
Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Adviser may cause the funds to pay commissions to such broker in an amount greater than the amount another firm might charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) providing lawful and appropriate assistance to the Adviser (and its affiliates) in carrying out decision-making responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment advisory and subadvisory fees paid by the funds under the advisory and subadvisory agreements will not be reduced as a result of the Adviser's receipt of research services.

           Each year, the Adviser considers the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of its clients, such as the funds, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above.

           As set forth above, each fund employs WPG, a member firm of the NYSE, as its principal broker on U.S. exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as WPG) may not effect transactions on such exchange for the account of an investment company (such as a fund) of which the member firm or its affiliate is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. WPG's transactions on behalf of the funds are effected in compliance with these conditions.

           In certain instances there may be securities which are suitable for a fund's portfolio as well as for that of another fund or one or more of the other clients of the Adviser. Investment decisions for a fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a fund is concerned. The funds believe that over time their ability to participate in volume transactions will produce better executions for the funds.

           WPG furnishes to the funds at least quarterly statements setting forth the total amount of all compensation retained by it or its affiliates, any associated person of it in connection with effecting transactions for the account of the funds, and the Boards review and approve all fund portfolio transactions and the compensation received by WPG or its affiliates in connection therewith.



                              BROKERAGE COMMISSIONS

                                                                                    PERCENTAGE OF
                                                                                    AGGREGATE DOLLAR
                                                                                    AMOUNT OF
                                                                                    TRANSACTIONS
                                                                                    INVOLVING THE
                                                                                    PAYMENT OF
                                                                                    COMMISSIONS
                                                                   PERCENTAGE OF    EFFECTED
                                                                   COMMISSIONS      THROUGH
                         AGGREGATE BROKERAGE                       PAID TO WPG      WPG
                               COMMISSIONS                         DURING 2002      DURING 2002
                                                                   -----------      -----------
FUND                              2000         2001       2002
----                              ----         ----       ----


Government Money Market             $0          $0          $0        N/A               N/A

Tax Free Money Market                0           0           0        N/A               N/A

Municipal Fund                       0           0           0        N/A               N/A

Core Bond Fund                       0           0           0        N/A               N/A

Large Cap Growth Fund          189,319      120,224    253,027        62%               67%

Tudor Fund                      54,789      141,672    321,513         8%               11%

Quantitative Fund               70,709       42,445     36,803        48%               52%




For the fiscal years ended December 31, 2000, 2001 and 200, the funds did not pay brokerage commissions to any affiliated brokers other than WPG.





           THE FOREGOING AMOUNTS DO NOT INCLUDE ANY PROFITS OR LOSSES REALIZED BY BROKERS OR DEALERS ON "NET" TRANSACTIONS FOR THE ACCOUNT OF ANY FUND (SUCH AS TRANSACTIONS IN U.S. GOVERNMENT SECURITIES AND TRANSACTIONS EXECUTED THROUGH MARKET MAKERS AND IN THE OVER-THE-COUNTER MARKET).

           WPG DOES NOT KNOWINGLY PARTICIPATE IN COMMISSIONS PAID BY THE FUNDS TO OTHER BROKERS OR DEALERS AND DOES NOT SEEK OR KNOWINGLY RECEIVE ANY RECIPROCAL BUSINESS AS THE RESULT OF THE PAYMENT OF SUCH COMMISSIONS. IN THE EVENT THAT WPG AT ANY TIME LEARNS THAT IT HAS KNOWINGLY RECEIVED RECIPROCAL BUSINESS, IT WILL SO INFORM THE BOARDS.

           TO THE EXTENT THAT WPG RECEIVES BROKERAGE COMMISSIONS ON A FUND'S PORTFOLIO TRANSACTIONS, OFFICERS AND TRUSTEES OF A FUND WHO ARE ALSO MANAGING DIRECTORS OF WPG MAY RECEIVE INDIRECT COMPENSATION FROM THE FUND THROUGH THEIR PARTICIPATION IN SUCH BROKERAGE COMMISSIONS.

           SUBJECT TO THE SUPERVISION OF THE BOARDS, ALL INVESTMENT DECISIONS OF THE FUNDS ARE EXECUTED THROUGH WPG'S TRADING DEPARTMENT.

                               PORTFOLIO TURNOVER

           See "Financial Highlights" in the prospectus for the funds' portfolio turnover rates.

           In determining such portfolio turnover, U.S. Government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities") are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the applicable fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by
13. A turnover rate of 100% would occur if all of a fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a fund were to write a substantial number of options, which are exercised, the portfolio turnover rate of that fund would increase. Increased portfolio turnover results in increased brokerage costs, which a fund must pay, and the possibility of more short-term gains, distributions of which are taxable as ordinary income.

           The non-Money Market Funds will trade their portfolio securities without regard to the length of time for which they have been held. To the extent that a fund's portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the fund could be higher than most mutual funds.

           Although the Money Market Funds intend normally to hold securities purchased until maturity, at which time they will be redeemable at their full principal value plus accrued interest, either fund may, at times, sell portfolio securities prior to maturity based on a revised evaluation of the issuer, to meet redemptions, or in anticipation of a change in short-term interest rates. In the event there are unusually heavy redemption requests due to changes in interest rates or otherwise, a Money Market Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. However, the Adviser believes that a fund's ability to borrow money to accommodate redemption requests may mitigate the necessity for such portfolio sales during these periods.

                                  ORGANIZATION

           (See "Organization and Capitalization," "How to Purchase Shares," and "Redemption of Shares" in the prospectus.)

           Government Money Market Fund, Tax Free Money Market Fund, Municipal Fund, Core Bond Fund and Quantitative Fund are each separate investment portfolios of Weiss, Peck & Greer Funds Trust ("Funds Trust"). Each fund in Funds Trust represents a separate series of shares in Funds Trust having different objectives, programs, policies, and restrictions. Funds Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts ("Massachusetts business trust") on September 11, 1985. Prior to January 20, 1998, the Core Bond Fund was named WPG Government Securities Fund. Each share of beneficial interest of each of these five funds represents an equal proportionate interest in that fund with each other share in that fund. Each share of each of these five funds is entitled to one vote on all matters submitted to a vote of all shareholders of Funds Trust, such as the election of Trustees and ratification of the selection of auditors. Shares of a particular fund vote separately on matters affecting only that fund, including approval of an investment advisory agreement for a particular fund and changes in fundamental policies or restrictions of a particular fund. Funds Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, having a par value of $.001 per share, in one or more portfolios.

           The Large Cap Growth Fund was organized as a Delaware corporation in December 1966 and reorganized as a Massachusetts business trust on April 29, 1988. The Large Cap Growth Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $1.00 per share. Prior to October 18, 2000, the Large Cap Growth Fund was named "WPG Growth and Income Fund."

           The Tudor Fund was organized as a Delaware corporation in June 1968 and reorganized as a Massachusetts business trust on April 29, 1988. The Tudor Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.33 1/3 per share.

           Each fund, including each of the five funds in Funds Trust, currently issues one class of shares all of which have equal rights with regard to voting, redemptions, dividends and distributions.

           Each fund's Declaration of Trust ("Declaration of Trust") was amended and restated on May 1, 1993 and further amended from time to time.

           Under Massachusetts's law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances. The Declarations of Trust, however, provide that fund shareholders shall not be subject to any personal liability for the acts or obligations of the funds and that every written obligation, contract, instrument or undertaking made by the funds may contain a provision to that effect. The Boards intend to conduct the operations of the funds, with the advice of counsel, in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the funds.

           The Declarations of Trust further provide that no Trustee, officer, employee or agent of a fund is liable to the fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties. They each also provide that all third parties shall look solely to the property of the particular fund for satisfaction of claims arising in connection with the affairs of that fund. With the exceptions stated, the Declarations of Trust permit the Boards to provide for the indemnification of Trustees, officers, employees or agents of the funds against all liability in connection with the affairs of the funds. All persons dealing with a fund must look solely to the property of that fund for the enforcement of any claims against that fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the funds. No fund is liable for the obligations of any other fund.

           Under the Declarations of Trust, the funds are not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the funds will hold shareholders' meetings unless required by law or the Declarations of Trust. Nevertheless, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. A fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on its Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the fund. The Boards are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10 percent of the outstanding shares of a fund.

           Fund shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect all of the Trustees. Each fund share is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of a fund, fund shares are entitled to receive their proportionate share of the assets, which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive or subscription rights. All shares, when issued, will be fully paid and non-assessable by the funds.

           Pursuant to the Declarations of Trust, the Boards may create additional funds by establishing additional series of shares. The establishment of additional series would not affect the interests of current shareholders in the existing funds. Also pursuant to the Declarations of Trust, the Boards may establish and issue multiple classes of shares. Also pursuant to the Declarations of Trust, the Boards may also authorize a fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund.

           Upon the initial purchase of shares, the shareholder agrees to be bound by the applicable fund's Declaration of Trust, as amended from time to time. The Declarations of Trust are on file at the Office of the Secretary of State of The Commonwealth of Massachusetts in Boston, Massachusetts.

           Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

           Although each fund is offering only its own shares, since the funds use a combined prospectus, it is possible that one fund (or Funds Trust) might become liable for a misstatement or omission in the prospectus regarding another fund. The Trustees for each fund and Funds Trust have considered this factor in approving the use of a combined prospectus.

                                    CUSTODIAN

           The Custodian for the funds is Boston Safe Deposit and Trust Company at One Exchange Place, Boston, Massachusetts 02109. In its capacity as Custodian, Boston Safe Deposit and Trust Company performs accounting services, holds the assets of the funds and is responsible for calculating the net asset value per share. The custodian may appoint subcustodians from time to time to hold certain securities purchased by a fund in foreign countries and to hold cash and currencies for the funds.

                                 TRANSFER AGENT

           PFPC, Inc., P.O. Box 9806, Providence, RI 02940 acts as transfer agent for the funds and in such capacity, processes purchases, transfers and redemptions of shares, acts as dividend disbursing agent, and maintains records and handles correspondence with respect to shareholder accounts.

                                  LEGAL COUNSEL

           Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, serves as legal counsel to each fund.

                              INDEPENDENT AUDITORS

           KPMG LLP ("KPMG"), 757 Third Avenue, New York 10017, serves as the funds' independent auditors, and in that capacity audits each fund's annual financial statements.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

NON-MONEY MARKET FUNDS

           Each Non-Money Market Fund, may calculate current return for a twelve-month period by determining the "net change in value" of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the end of the base period, with the resulting return figure carried to the nearest hundredth of one percent. "Net change in value" of an account will consist of the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares (not including long-term realized gains or losses and unrealized appreciation or depreciation) less applicable expenses of a fund.

           The average annual total return of each fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return of a fund for a period of one year is equal to the actual return of the fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

           Total return information for each of the non-Money Market Funds is set forth on the following page.



                         TOTAL RETURN                                               TEN YEARS
                         ONE                                                     ENDED 12/31/02
                         YEAR                FIVE YEARS                             CUMULATIVE
                         ENDED             ENDED 12/31/02                       (OR LIFE OF FUND
FUND                     12/31/02    ANNUALIZED     CUMULATIVE    ANNUALIZED       IF SHORTER)
------------------------------------------------------------------------------------------------
Municipal Fund(1)           9.70%        5.54%        30.95%        5.52%             66.72%
Core Bond Fund(2)          10.87%        7.97%        46.79%        6.31%             84.41%
Tudor Fund                -26.10%        5.34%       -24.00%        3.78%             44.88%
Quantitative Fund         -21.49%       -1.03%        -5.05%        7.96%            115.18%
Large Cap Growth Fund     -27.59%       -4.03%       -18.62%        6.60%             89.62%




(1) The Municipal Fund commenced operations on July 1, 1993. The Municipal Fund's advisory fee was not imposed, in whole or in part, and the Adviser reimbursed certain operating expenses during various periods since inception of the fund. Had the Adviser imposed its entire fee, the Municipal Fund's total returns for the periods ended December 31, 2002 would be lower. Prior to October 19, 1994, the Municipal Fund paid an advisory fee at a different rate.

(2) The Core Bond Fund's advisory fee was not imposed, in whole or in part, and the Adviser reimbursed certain operating expenses during various periods. Had the Adviser imposed its entire fee, the Core Bond Fund's total returns for the periods ended December 31, 2002 would be lower.


TOTAL RETURN - AFTER TAXES ON DISTRIBUTIONS


                                                                                  TEN YEARS
                                                                               ENDED 12/31/02
                             ONE
                            YEAR                 FIVE YEARS                              CUMULATIVE
                           ENDED              ENDED 12/31/02                          (OR LIFE OF FUND
FUND                    12/31/02        ANNUALIZED     CUMULATIVE      ANNUALIZED         IF SHORTER)
----                    --------        ----------     -----------     ----------         -----------

Municipal Bond             9.29%           5.43%          30.28%          5.47%              65.87%
Core Bond Fund             9.15%           5.68%          31.86%          3.80%              45.30%
Tudor Fund               -26.10%          -7.38%         -31.87%          0.35%               3.58%
Quantitative Fund        -21.49%          -3.91%         -18.10%          4.50%              55.34%
Large Cap Growth Fund    -27.59%          -5.82%         -25.92%          4.07%              49.09%




TOTAL RETURN - AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS


                                                                               TEN YEARS
                                                                            ENDED 12/31/02
                             ONE
                            YEAR          FIVE YEARS                          CUMULATIVE
                           ENDED        ENDED 12/31/02                      (OR LIFE OF FUND
FUND                    12/31/02    ANNUALIZED   CUMULATIVE     ANNUALIZED     IF SHORTER)
----                    --------    ----------   -----------    ----------     -----------

Municipal Bond             7.75%        5.15%        28.54%         5.24%          62.56%
Core Bond Fund             6.59%        4.73%        26.04%         3.50%          41.03%
Tudor Fund               -16.03%       -3.37%       -15.75%         2.72%          30.82%
Quantitative Fund        -13.19%        1.19%         6.12%         7.06%          97.91%
Large Cap Growth Fund    -16.94%       -0.29%        -1.44%         5.83%          76.31%





YIELD

                        MUNICIPAL FUND AND CORE BOND FUND

           The 30-day yield quotation of Municipal Fund and Core Bond Fund is computed by dividing the net investment income for the period by the maximum offering price per share on the last day of the period, according to the following formula:


Yield=2[(A - B +1) 6-1]
                     CD

Where:

A  =  Dividends and interest earned during the period.
B  =  Expenses accrued for the period.
C  =  The average daily number of shares outstanding during the period that were entitled to receive dividends.
D = The maximum offering price (i.e., net asset value) per share on the last day of the period.


                                    YIELD FOR
                                  30-DAY PERIOD
                                 ENDED 12/31/02
                                 --------------



1. Municipal Fund                    3.81%
2. Core Bond Fund                    3.37%



THE MONEY MARKET FUNDS

           The Money Market Funds' yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

           The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees that are charged to that fund, in proportion to the length of the base period and that fund's average account size.

           The Money Market Funds also may advertise quotations of effective yield for a 7 calendar day period. Effective yield is computed by compounding the unannualized base period return determined as described in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:


Effective Yield = [(Base Period Return + 1) 365/7-1




                                      YIELD
                                  7-DAY PERIOD
                                 ENDED 12/31/02
                                 --------------


                                                         SEVEN
                                    SEVEN                 DAY
                                     DAY               EFFECTIVE
                                    YIELD                YIELD
                                    -----                -----


Government Money Market Fund        0.81%               8.81%

Tax Free Money Market Fund          0.98%               0.99%





HYPOTHETICAL TAX EQUIVALENT YIELD

TAX FREE MONEY MARKET FUND AND MUNICIPAL FUND

           Tax Free Money Market Fund and Municipal Fund may also publish their tax-equivalent yield, which is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7 day period in the case of Tax Free Money Market Fund, and a specified 30-day period in the case of Municipal Fund. Tax-equivalent yield is calculated by dividing that portion of the fund's yield which is tax-exempt by one minus a stated income tax rate and adding that quotient to the remaining portion, if any, of the yield of the fund which is not tax-exempt.

                              A TAX-EXEMPT YIELD OF
                         5%, 7% AND 9% IS EQUIVALENT TO
                            A FULLY TAXABLE YIELD OF*


                       2002 TAXABLE INCOME        2002 FEDERAL TAX

INDIVIDUAL RETURN       BRACKET        5%         7%             9%
-----------------       --------       ---        --            ---
$      0 - 6,000           10.0%      5.56%      7.78%         10.00%
$ 6,001 - 27,950           15.0%      5.88%      8.24%         10.59%
$ 27,951 - 67,700          27.0%      6.85%      9.59%         12.33%
$67,701 - 141,250          30.0%      7.14%     10.00%         12.86%
$141,251 - 307,050         35.0%      7.69%     10.77%         13.85%
Over $307,050              38.6%      8.14%     11.40%         14.66%

JOINT RETURN
$      0 -  12,000         10.0%      5.56%      7.88%         10.00%
$ 12,001 - 46,700          15.0%      5.88%      8.24%         10.59%
$ 46,701 - 112,850         27.0%      6.85%      9.59%         12.33%
$112,851 - 171,950         30.0%      7.14%     10.00%         12.86%
$171,951 - 307,050         35.0%      7.69%     10.77%         13.85%
Over $307,050              38.6%      8.14%     11.40%         14.66%

*These illustrations assume the Federal alternative minimum tax is not applicable and that an individual is not a "head of household," a "married individual filing a separate return," or a "surviving spouse." Note also that these Federal income tax brackets and rates do not take into account the effects of (i) a reduction in the deductibility of itemized deductions for taxpayers whose federal adjusted gross income exceeds $137,300 (or, in the case of a separate return by a married individual, $68,650), or (ii) the gradual phase-out of the personal exemption amount for taxpayers whose federal adjusted gross income exceeds $137,300 (for single individuals) or $206,000 (for married individuals filing jointly). The effective federal tax rates and equivalent yields for such taxpayers would be higher than those shown above.




                            TAX-EQUIVALENT YIELD (1)
                         PERIODS ENDED DECEMBER 31, 2002


                                                    SEVEN DAY          30-DAY
                                 SEVEN DAY        TAX EQUIVALENT        TAX
                               TAX EQUIVALENT       EFFECTIVE        EQUIVALENT
                                   YIELD              YIELD             YIELD
                              ------------------  ---------------  -------------
Tax Free Money Market Fund          0.99%             1.62%              N/A

Municipal Fund                       N/A               N/A               6.26%

(1) Assumes a 38.6% Federal marginal tax rate.

GENERAL

           Each fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper Analytical Services, Inc., Donaghues Money Fund Report, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Business Week, Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds, The New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.

Each fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Standard & Poor's Indices; (f) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; and (g) historical investment data supplied by the research departments of various research and brokerage firms. In addition, each fund may from time to time advertise its performance relative to the following benchmark indices: Core Bond Fund -- Lehman Aggregate Index; Municipal Fund -- Lipper Intermediate Municipal Bond Funds Average and Lehman Brothers 3-10 Year Municipal Bond Index; Quantitative Fund -- S&P 500 Index; Large Cap Growth Fund -- S&P 500 Index, Lipper Large Cap Core Index and Morningstar Large Blend Average; and Tudor Fund -- Lipper Small Cap Growth and Russell 2000 Growth Index.

           The composition of the investments in the above-referenced indices and the characteristics of a fund's benchmark investments are not identical to, and in some cases may be very different from, those of a fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a fund to calculate its performance figures.

           From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a fund.

           In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by the Adviser and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the WPG mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include the Adviser's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

           In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

           Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, 7-day yield and 7-day effective yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. Each fund may also, at its discretion, from time to time make a list of its portfolio holdings available to investors upon request. Performance information of a fund may not provide a basis for comparison with other investments using a different method of calculating performance.

           Return for a fund will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, and do not provide a basis for determining future returns.

                              FINANCIAL STATEMENTS


Each fund's audited financial statements and related reports of KPMG, independent auditors, included in the Annual Report to shareholders of the funds for the year ended December 31, 2002, is attached hereto and hereby incorporated by reference into this SAI.

                                   APPENDIX A

Description of Bond Ratings Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's also provides credit ratings for preferred stocks. It should be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Aaa: An issue which is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa: An issue which is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

Baa: An issue which is rated "Baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba: An issue which is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

           Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e. payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

           Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

STANDARD & POOR'S RATINGS GROUP

AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay interest or principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures.

BB: Debt rated BB has less near-term vulnerability to default that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating
                                       A-2

S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A"+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.


                                    GLOSSARY

COMMERCIAL PAPER: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

CERTIFICATES OF DEPOSIT: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

BANKERS' ACCEPTANCES: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

TIME DEPOSITS: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

CORPORATE OBLIGATIONS: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

                                   APPENDIX B

ADDITIONAL INVESTOR SERVICES
(Each fund other than Tax Free Money Market Fund and Municipal Fund)

PROTOTYPE RETIREMENT PLAN FOR EMPLOYERS AND SELF-EMPLOYED INDIVIDUALS

           Prototype retirement plans (the "Retirement Plan") are available for those entities or self-employed individuals who wish to purchase shares in a fund (other than the Tax Free Money Market Fund and the Municipal Fund) in connection with a money purchase plan or a profit sharing plan maintained by their employer. The Retirement Plans were designed to conform to the requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Retirement Plans received opinion letters from the Internal Revenue Service (the "IRS") on March 29, 1990 that the form of the Retirement Plans is acceptable under Section 401 of the Code.

           Annual tax-deductible contributions to the Retirement Plan may be made up to the lesser of $40,000 or 25% of the participant's earned income (disregarding any compensation in excess of $200,000 (as adjusted by the IRS for inflation)). Under the terms of the Retirement Plan, contributions by or on behalf of participants may be invested in a fund's shares with the designated custodian under the Retirement Plan (the "Retirement Plan's Custodian"). Investment in other mutual funds advised by the Adviser or one of its affiliates may also be available. Employers adopting the Retirement Plan may elect either that a participant shall specify the investments to be made with contributions by or on behalf of such participant or that the employer shall specify the investments to be made with all such contributions. Since no fund is intended as a complete investment program it is important, in connection with such election, that employers give careful consideration to the fiduciary obligation requirements of ERISA.

           All dividends and distributions received by the Retirement Plan's Custodian on the funds' shares held by the Plan's Custodian will be reinvested in the applicable fund's shares at net asset value. Distributions of benefits to participants, when made, will be paid first in cash, to the extent that any amount credited to a participant's account is not invested in the applicable fund's shares, and then in full fund shares (and cash in lieu of fractional shares).

           Boston Safe Deposit and Trust Company serves as the Retirement Plan's Custodian under a Custodial Agreement. Custodian fees which are payable by the employer to the Retirement Plan's Custodian under such Custodial Agreement are a $10 application fee for processing the Retirement Plan application, an annual maintenance fee of $15 per participant, and a distribution fee of $10 for each distribution from a participant's account. Such fees may be altered from time to time by agreement of the employer and the Retirement Plan's Custodian. For further details see the terms of the Retirement Plan which are available from the Trust.


           Distributions must be made pursuant to the terms of the Retirement Plan and generally may not commence before retirement, disability, death, termination of employment, or termination of the Retirement Plan and, for participants who are not five percent owners, must commence no later than April 1 of either the later of the calendar year in which the Employee reaches age 70-1/2 or the calendar year in which the Employee retires. Distributions for five percent owners must commence by April 1 of the calendar year in which they reach age 70-1/2. Distributions are taxed as ordinary income when received, except the portion, if any, considered a return of a participant's nondeductible contributions. Certain distributions before age 59-1/2 may be subject to a 10% nondeductible penalty on the taxable portion of the distribution. Failure to make minimum required distributions by the required beginning date may be subject to an excise tax of 50% of the undistributed portion of the minimum distribution.


           It should be noted that the Retirement Plan is a retirement investment program involving commitments covering future years. In deciding whether to utilize the Retirement Plan, it is important that the employer consider his or her needs and those of the Retirement Plan participants and whether the investment objectives of the funds are likely to fulfill such needs. Termination or curtailment of the Retirement Plan for other than business reasons within a few years after its adoption may result in adverse tax consequences.

Employers who contemplate adoption of the Retirement Plan should consult an attorney or financial adviser regarding all aspects of the Plan as a retirement plan vehicle (including fiduciary obligations under ERISA).

                          INDIVIDUAL RETIREMENT ACCOUNT


           Persons with earned income, whether or not they are active participants in a pension, profit-sharing or stock bonus plan described in Code
Section 401(a), Federal, state or local pension plan, an annuity plan described in Code Section 403(a), an annuity contract or custodial account described in Code Section 403(b), a simplified employee pension plan described in Code
Section 408(k), or a trust described in Code Section 501(c)(18) ("active participant"), generally are eligible to establish an Individual Retirement Account ("IRA"). The maximum dollar contribution to an IRA for the year 2003 is $3,000. The maximum amount increases to $4,000 for tax years beginning in 2005 through 2007 and $5,000 for tax years beginning in 2008 and thereafter. Individuals age 50 and over are able to make an additional $500 annual catch-up contribution for years 2003 through 2005 and an additional catch-up contribution of $1,000 for years beginning in 2006. An individual may make a deductible IRA contribution for 2003 only if (i) the individual is not an active participant, or (ii) the individual has an adjusted gross income below a certain level ($60,000 for married individuals filing a joint return, with a phase-out for adjusted gross income between $60,000 and $70,000; $40,000 for a single individual, with a phase-out for adjusted gross income between $40,000 and $50,000). The phase-out ranges for deductibility are increased in years after 2003 until they reach $50,000 to $60,000 for single taxpayers for the year 2005 and thereafter and $80,000 to $100,000 for married taxpayers filing jointly for the years 2007 and thereafter. The phase-out range of $0 to $10,000 of AGI for an active participant, married and filing separately does not increase. An individual whose spouse is an active participant may still be able to make a deductible contribution if he or she is not an active participant, subject to a phase-out range of $150,000 to $160,000 of modified AGI if filing jointly. An individual who is not permitted to make a deductible contribution to an IRA for a taxable year may nonetheless make annual nondeductible contributions to an IRA up to the lesser of 100% of the individual's earned income or the maximum dollar amount described above to an IRA for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has no earnings in a given year.


           Withdrawals from the IRA (other than the portion treated as a return of nondeductible contributions) are taxed as ordinary income when received, may be made without penalty after the participant reaches age 59-1/2 and must commence no later than April 1 of the year following the end of the tax year in which the Participant reaches age 70-1/2. Withdrawals before age 59-1/2 may involve the payment of a 10% nondeductible penalty on the taxable portion of the amount withdrawn. The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. All dividends and distributions on shares held in IRA accounts are reinvested in full and fractional shares and are not subject to federal income tax until withdrawn from the IRA. Investors should consult their tax advisers for further tax information, including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

           Boston Safe Deposit and Trust Company serves as custodian for IRAs using any of a fund's shares as the underlying investment. Boston Safe Deposit and Trust Company will charge an acceptance fee of $10 for each new IRA and an annual maintenance fee of $15 for each year that an IRA is in existence. There is a $10 fee for processing a premature distribution. These fees will be deducted from the IRA account and may be changed by the Custodian upon 30 days' prior notice.

To establish an IRA for investment in a fund's shares, an investor must complete an application and a custodial agreement that includes IRS Form 5305-A (which has been supplemented to provide certain additional custodial provisions) and must make an initial cash contribution to the IRA, subject to the limitation on contributions described above. Pursuant to IRS regulations, an investor may for seven days following establishment of an IRA revoke the IRA. Detailed information on IRAs, together with the necessary form of application and custodial agreement, is available from the Trust and should be studied carefully by persons interested in utilizing a fund for IRA investments. Such persons should also consult their own advisers regarding all aspects of the funds as an appropriate IRA investment vehicle.
                                       B-2

ROTH INDIVIDUAL RETIREMENT ACCOUNT


           Like the traditional IRA described above, a Roth Individual Retirement Account ("Roth IRA") is a program through which taxpayers may obtain certain income tax benefits for themselves. Unlike a traditional IRA, contributions to a Roth IRA are never deductible. However, a Roth IRA is a tax-sheltered account and, if certain conditions are met, distributions from a Roth IRA will be tax free.

           Annual contributions to a Roth IRA must be in cash and (other than rollover or conversion contributions) when combined with contributions to both traditional IRAs and other Roth IRAs may not exceed the lesser of $3,000 or 100 percent of compensation. The $3,000 maximum amount is reduced and phased out for a single taxpayer with modified adjusted gross income (AGI) between $95,000 and $110,000, and for a husband and wife who file joint returns and have AGIs between $150,000 and $160,000. The $3,000 maximum is reduced and phased out for married taxpayers filing separately with AGIs between zero and $10,000. Individuals age 50 and over are able to make an additional $500 annual catch-up contribution for years 2003 through 2005 and an additional catch-up contribution of $1,000 for years beginning in 2006.


           Participation in a Roth IRA contribution is not limited by participation in a retirement plan or program other than a traditional IRA, as discussed above. In addition, unlike traditional IRAs, contributions to a Roth IRA may be made after age 70 1/2 so long as the IRA owner has compensation and an AGI below the maximum thresholds discussed above.

           Provided that all of the applicable rollover rules are followed, a Roth IRA may be rolled over to another Roth IRA, or may receive rollover contributions from either a traditional IRA or Roth IRA.

           If AGI is less than $100,000, an individual may rollover (or convert) all or any portion of any existing traditional IRA into a Roth IRA. The conversion amount or the amount of the rollover from the traditional IRA to the Roth IRA is treated as a distribution for income tax purposes and is includible in gross income (except for any nondeductible contributions). Although the rollover amount is generally included in income, the 10 percent early distribution excise tax does not apply to rollovers or conversions from a traditional IRA to a Roth IRA.

           In limited circumstances, taxpayers who comply with certain tax law requirements may, before the due date (including extensions) for the filing of their annual tax return, elect to recharacterize a contribution made during the year to a Roth IRA as a contribution to a traditional IRA or vice versa.

           Qualified distributions from a Roth IRA are NOT includable in income. Qualified distributions are distributions made AFTER the five taxable year period beginning with the first taxable year for which a contribution (or conversion from a traditional IRA) was made to the Roth IRA, and which is made after age 59 1/2, death, disability, or for first-time home buyer expenses.

SIMPLIFIED EMPLOYEE PENSION PLAN

           A simplified employee pension (a "SEP") allows an employer to make contributions toward his or her own (if a self-employed individual) and his or her employees' retirement and, for certain SEPs established prior to 1997, may permit the employees to make elective deferrals by salary reduction. A SEP requires an Individual Retirement Account (a "SEP-IRA") to be established for each "qualifying employee," although the employer may include additional employees if it wishes. A qualifying employee is one who: (a) is at least age 21, (b) has worked for the employer during at least 3 of 5 years immediately preceding the tax year, and (c) has received at least $450 for 2002 (as indexed for inflation) in compensation in the tax year.

An employer is not required to make any contribution to the SEP-IRA. However, if the employer does make a contribution, the contribution must be based on a written allocation formula and must not discriminate in favor of highly compensated employees, as defined in Code Section 414(q). The employer may make annual contributions on behalf of each qualifying employee, provided that the contributions, when combined with the employee's elective deferrals, do not exceed 25% of the employee's compensation (up to $200,000) or $40,000, whichever is less.

           A SEP-IRA that is part of a SEP established before 1997 may include a salary reduction arrangement under which the employee can choose to have the employer make contributions ("elective deferrals") to his or her SEP-IRA out of his or her salary. However, employees may make elective deferrals only if (i) at least 50% of the employer's eligible employees choose elective deferrals; (ii) the employer did not have more than 25 eligible employees at any time during the preceding year; and (iii) the amount deferred each year by each eligible highly compensated employee as a percentage of pay is no more than 125% of the average deferral percentage of all other eligible employees. An elective deferral arrangement is not available for a SEP maintained by a state or local government, or any of their political subdivisions, agencies, or instrumentalities, or to exempt organizations.


           In general, the total income, which an employee can defer under a salary reduction arrangement included in a SEP and certain other elective deferral arrangements, is limited to $12,000 (indexed annually for inflation). This dollar limit applies only to the elective deferrals, not to any contributions from employer funds. The Code may require that contributions be further limited to prevent discrimination in favor of highly compensated employees. An employee may also make regular IRA contributions to his or her SEP-IRA (see discussion of IRAs, above). Individuals age 50 and over are able to make an additional $2,000 annual catch-up contribution for the year 2003. The permitted amount of such catch-up contribution increases yearly in increments of $1,000 through 2006 and is subject to cost-of-living adjustments thereafter.


           Under the terms of the SEP-IRA, contributions by or on behalf of participants may be invested in fund shares (or shares of other funds designated by the Adviser as eligible investments), as specified by the participant. All dividends and distributions on shares held in SEP-IRAs are reinvested in full and fractional shares. Since no fund is intended as a complete investment program it is important, in connection with the adoption of a SEP-IRA, that employers give careful consideration to the fiduciary obligation requirements of ERISA, particularly those pertaining to diversification of investments.

           Withdrawals before age 59 1/2 may involve the payment of a 10% nondeductible penalty on the amount withdrawn. Withdrawals must commence no later than the required beginning date (see discussions of Prototype Retirement Plans, above). The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. Contributions to a SEP-IRA by an employer are excluded from the employee's income rather than deducted from it. Elective deferrals made to an employee's SEP-IRA generally are excluded from his income in the year of deferral, but are included in wages for social security (FICA) and unemployment (FUTA) tax purposes. However, if the employee makes regular IRA contributions to his SEP-IRA, (other than elective deferrals), he can deduct them the same way as contributions to a regular IRA, up to the amount of his deduction limit. Investors should consult their tax advisers for further tax information including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

           Boston Safe Deposit and Trust Company serves as custodian for SEP-IRAs using the fund's shares as the underlying investment. Boston Safe Deposit and Trust Company will charge an acceptance fee of $10 for each new SEP-IRA and an annual maintenance fee of $15 for each year that a SEP-IRA is in existence. There is a $10 fee for each premature distribution. These fees will be deducted from the SEP-IRA account and may be changed by the Custodian upon 30 days' prior written notice.

           To establish a SEP-IRA, an employer and employee should complete the Weiss, Peck & Greer IRA application materials, as well as IRS Form 5305-SEP. Pursuant to IRS regulations, an investor may for seven days following establishment of a SEP-IRA revoke the SEP-IRA. Detailed information on SEP-IRAs, together with the necessary form of application and custodial agreement, is available from the fund and should be studied carefully by persons interested in utilizing the fund for SEP-IRA investments. Such persons should also consult their own advisers regarding all aspects of the fund as an appropriate SEP-IRA investment vehicle.

                            WPG LARGE CAP GROWTH FUND

                            PART C. OTHER INFORMATION


Item 23. EXHIBITS.

         Exhibit
         NUMBER                         DESCRIPTION

         (a)(1) Amended and Restated Declaration of Trust dated May 1, 1993 of Registrant***

            (2) Certificate of Amendment dated October 28, 1993 to the Amended and Restated Declaration of Trust dated May 1, 1993 of Registrant***

            (3) Certificate of Amendment dated October 18, 2000 to the Amended and Restated Declaration of Trust dated May 1, 1993 of Registrant*****

         (b)     By-Laws of Registrant***

         (c)     Not Applicable

         (d) Form of Investment Advisory Agreement between Registrant and Weiss, Peck & Greer, L.L.C.**

         (e)     Principal Underwriting
                 Agreement****

         (f)     Not Applicable

         (g)(1) Custodian Agreement between Registrant and The Boston Safe Deposit and Trust Company, L.L.C.***


         (g)(2) Foreign Custody Manager and Information Services Agreement between the Registrant and Boston Safe Deposit and Trust Company dated July 2, 2001 t


         (h) Services Agreement between the Registrant and First Data Investor Services, Inc.****

         (i)     Opinion and Consent of Hale and Dorr LLP ***

         (j)     Consent of KPMG LLP (t)

         (k)     Not Applicable

         (l)     Not Applicable

         (m)     Not Applicable

         (n)     Not Applicable

         (p)     Form of Code of Ethics

         (q)     Powers of Attorney***

--------------

t         Previously filed with Post-Effective Amendment No. 32 on April 29,
          2002.
*         Previously filed with Post-Effective Amendment No. 29 on April 28,
          2000.
**        Previously filed with Post-Effective Amendment No. 26 on June 12,
          1998.
***       Previously filed with Post-Effective Amendment No. 25 on April 30,
          1998.
****      Previously filed with Post-Effective Amendment No. 28 on February 26,
          1999.
*****     Previously filed with Post-Effective Amendment No. 30 on February 23,
          2001.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         Not Applicable.

Item 25. INDEMNIFICATION.

         Reference is made to Article VIII of the Registrant's Declaration of Trust and Article V of the Registrant's By-Laws.

         Nothing in the By-Laws of the Trust may be construed to be in derogation of the provisions of Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the by-laws of a registered investment company shall not contain any provision which protects or purports to protect any director or officer of such company against any liability of the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

         The Registrant understands that in the opinion of the Securities and Exchange Commission (the "Commission") an indemnification provision does not violate Section 17(h) of the 1940 Act if it precludes indemnification for any liability whether or not there is an adjudication of liability, arising by reason of disabling conduct. Reasonable and fair means for determining whether indemnification shall be made include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts that the indemnitee was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the

         Registrant as defined in Section 2(a)(19) of the 1940 Act nor parties to the preceding ("disinterested non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant further understands that in the Commission's view the dismissal of either a court action or an administrative proceeding against an indemnitee for insufficiency of evidence of any disabling conduct with which he has been charged would provide reasonable assurance that he was not liable by reason of disabling conduct. A determination by the vote of a majority of a quorum of disinterested nonparty trustees would also provide reasonable assurance that the indemnitee was not liable by reason of disabling conduct.

         The Registrant further understands that the Commission believes that an indemnification provision does not violate Section 17(h) of the 1940 Act simply because it requires or permits the Registrant to advance attorney's fees or other expenses incurred by its trustees, officers or investment adviser in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as the provision also requires at least one of the following as a condition to the advance: (1) the indemnitee shall provide security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested nonparty trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Registrant is also aware that the Commission believes that an improper indemnification payment or advance of legal expenses could constitute a breach of fiduciary duty involving personal misconduct under Section 36 of the 1940 Act or an unlawful and willful conversion of an investment company's assets under Section 37 of the 1940 Act.

         Insofar as the indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         Robeco USA, L.L.C. carries for itself and its subsidiaries Directors and Officers Liability Insurance. Under this policy, outside directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as members of the Board. A pro rata share of the premium for this coverage is charged to each investment company.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


         The business and other connections of the officers and directors of Robeco USA, L.L.C. are listed on the Form ADV of Robeco USA, L.L.C. (formerly Weiss, Peck & Greer, L.L.C.) as currently on file with the Commission (File No. 801-6604), the text of which is hereby incorporated by reference.


Item 27. PRINCIPAL UNDERWRITERS.


         (a) PFPC Distributors, Inc. (the "Principal Underwriter"), the principal underwriter of Shares of the Registrant, is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers and is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Principal Underwriter acts as principal underwriter to each investment company in the Weiss, Peck & Greer Group of Mutual Funds. These mutual funds include: WPG Tudor Fund and Weiss, Peck & Greer Funds Trust, which consists of WPG Government Money Market Fund, WPG Tax Free Money Market Fund, WPG Core Bond Fund, WPG Intermediate Municipal Bond Fund and WPG Quantitative Equity Fund.


               In addition, the Principal Underwriter acts as principal underwriter to each of the following investment companies:


               AB Funds Trust
               AFBA 5 Star Funds
               Atlantic Whitehall Funds Trust
               Deutsche Asset Management VIT Funds
               Forward Funds, Inc
               GAMNA Series Funds, Inc.
               Harris Insight Funds Trust
               Hillview Investment Trust II
               International Dollar Reserve Fund I, Ltd.
               Kalmar Pooled Investment Trust
               Matthews Asian Funds
               Metropolitan West Funds
               New Covenant Funds, Inc.
               Pictet Funds
               The RBB Fund, Inc.
               RS Investment Trust
               Smith Graham Institutional Funds
               Stratton Growth Fund, Inc.
               Stratton Monthly Dividend REIT Shares, Inc.
               The Stratton Funds, Inc.

               Trainer, Wortham First Mutual Funds
               Undiscovered Managers Funds
               Wilshire Target Funds, Inc.
               WT Investment Trust
               BlackRock Provident Institutional Funds (1)
               BlackRock Funds, Inc. (1)
               Northern Funds Trust (2)
               Northern Institutional Funds Trust (2)
               ABN AMRO Funds (3)


               ----------
               (1) Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.
               (2) Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.

               (3) Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.


         (b)   Directors and Officers of the Principal Underwriter:

                                     POSITIONS AND OFFICE  POSITIONS AND OFFICES
                NAME*                   WITH UNDERWRITER      WITH REGISTRANT


         Steven Turowski             Chairman, Chief Executive      None
                                     Officer, Director and
                                     President
         Brian Burns                 Director                       None
         Michael Denofrio            Director                       None
         Susan Keller                Director                       None
         Rita G. Adler               Chief Compliance Officer       None
         Christine A. Ritch          Chief Legal Officer            None
         Salvatore Faia              Secretary and Clerk            None
         Christopher S. Conner       Assistant Secretary and        None
                                     Assistant Clerk
         Bradley A. Stearns          Assistant Secretary and        None
                                     Assistant Clerk
         John L. Wilson              Assistant Secretary and        None
                                     Assistant Clerk
         John Coary                  Treasurer                      None
         Douglas D. Castagna         Controller and Assistant       None
                                     Treasurer

         Bruno DiStefano             Vice President                 None
         Elizabeth T. Holtsbery      Vice President                 None
         Susan K. Moscaritolo        Vice President                 None
         Thomas Rodman               Vice President                 None


         -----------
           * The principal business address of each Director and Officer of the Principal Underwriter is 760 Moore Road, King of Prussia, Pennsylvania 19406.


         (c) Not Applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS.


               All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the following locations:


         NAME                                               ADDRESS

         WPG Large Cap Growth Fund                One New York Plaza
                                                  New York, NY  10004

         The Boston Safe Deposit                  One Boston Place
             and Trust Company                    Boston, MA  02109

         PFPC, Inc.                               760 Moore Road
                                                  King of Prussia, PA  19406

Item 29. MANAGEMENT SERVICES.

                     Not Applicable.

Item 30.             UNDERTAKINGS.
                     ------------

                     Not Applicable.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to the Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29th day of April, 2003.

                                           WPG LARGE CAP GROWTH FUND


                                           /S/RONALD M. HOFFNER
                                           --------------------
                                           Ronald M. Hoffner
                                           Executive Vice President

           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                            TITLE                           DATE


/S/ROGER J. WEISS          Chairman of the Board                 April 29, 2003
-----------------
Roger J. Weiss             (Principal Executive Officer)
                              and Trustee



/S/RONALD M. HOFFNER       Executive Vice President and          April 29, 2003
--------------------
Ronald M. Hoffner          Treasurer (Principal Financial
                              and Accounting Officer)

SIGNATURE                        TITLE                              DATE

RAYMOND R. HERRMANN, JR.*        Trustee                      April 29, 2003
--------------------------
Raymond R. Herrmann, Jr.

LAWRENCE J. ISRAEL *             Trustee                      April 29, 2003
--------------------------
Lawrence J. Israel

GRAHAM E. JONES *                Trustee                      April 29, 2003
--------------------------
Graham E. Jones

WILLIAM B. ROSS*                 Trustee                      April 29, 2003
--------------------------
William B. Ross

ROBERT A. STRANIERE *            Trustee                      April 29, 2003
--------------------------
Robert A. Straniere


   *By: /S/RONALD M. HOFFNER                                  April 29, 2003
       ---------------------
           Ronald M. Hoffner
           Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBIT              DESCRIPTION

      (j) Consent of KPMG LLP

                                  MUTUAL FUNDS


                         ANNUAL REPORT DECEMBER 31, 2002


                  WPG TUDOR FUND WPG LARGE CAP GROWTH FUND WPG
                            QUANTITATIVE EQUITY FUND
                               WPG CORE BOND FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND


                 ONE NEW YORK PLAZA NEW YORK, NEW YORK 10004 800
                                    223-3332
                        WEISS, PECK & GREER MUTUAL FUNDS

TABLE OF CONTENTS

      Chairman's Letter ..................................................    1
      Average Annual Total Returns .......................................    3
      Major Portfolio Changes - Equity Funds .............................    6
      Ten Largest Holdings ...............................................    7
      Schedules of Investments:
         WPG Tudor Fund ..................................................    9
         WPG Large Cap Growth Fund .......................................   11
         WPG Quantitative Equity Fund ....................................   12
         WPG Core Bond Fund ..............................................   15
         WPG Intermediate Municipal Bond Fund ............................   18
         WPG Government Money Market Fund ................................   21
         WPG Tax Free Money Market Fund ..................................   22
      Statements of Assets and Liabilities ...............................   30
      Statements of Operations ...........................................   32
      Statements of Changes in Net Assets ................................   34
      Notes to Financial Statements ......................................   36
      Financial Highlights ...............................................   42
      Independent Auditors' Report .......................................   45
      Information on Trustees ............................................   46

        TUDOR
        OBJECTIVE: Capital appreciation.

        LARGE CAP GROWTH
        OBJECTIVE: Long-term growth of capital.

        QUANTITATIVE EQUITY
        OBJECTIVE: Seeks to provide investment results that exceed the S & P 500.

        INTERMEDIATE MUNICIPAL BOND
        OBJECTIVE: High current income consistent with relative
                   stability of principal. Exempt from Federal
                   Income Tax.
        CORE BOND
        OBJECTIVE: High current income consistent with capital
                   preservation.

       * TAX FREE MONEY MARKET
         OBJECTIVE: Maximize current income with preservation of
                    capital and liquidity. Exempt from Federal
                    Income Tax.

       * GOVERNMENT MONEY MARKET
         OBJECTIVE: Maximize current income with preservation of
                    capital and liquidity.

            [GRAPHIC OMITTED]

       * Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset value per share, investments in these Funds are neither insured nor guaranteed by the FDIC or any other Government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

DEAR SHAREHOLDERS:

DOMESTIC EQUITY

      The S&P 500 Index experienced five years (1995-'99) of better than +20% returns which have now been followed by three years (2000-'02) of -9% or more negative total returns. While stocks turned positive in the fourth quarter, investors remained very skittish with December's decline of -5.9% for the S&P 500, the third worst for the month in the history of the index. The S&P finished the year at 880, which was the price level in 1997.

      Looking ahead, the coming year should prove to be more friendly for equity investors, but the transition from bear to bull market is unlikely to be smooth given the geopolitical climate. Still, several indicators suggest that the excesses created by the equity bubble of recent years have run their course, and a strong argument can be made that the P/E compression is gradually winding down, while, simultaneously, earnings are starting to grow again.

      Public confidence in the economic and geopolitical outlook is muted, and three years of losses have reduced stock investors' expectations to modest levels. But at every buying opportunity in stock market history, the outlook is clouded by some massive fear. Currently, the list would include double-dip recession, Iraq, North Korea, and terrorist attacks. Certainly, no one can predict the effect on the market if any of these events come to pass. However, with valuations attractive in relation to other financial instruments, and monetary and fiscal stimulus in sync, odds would seem to favor higher stock prices once geopolitical concerns are lifted. Equity valuations are attractive and monetary and fiscal policy are positive. The major concern remains the world situation, which needs to be addressed for investors to become more comfortable.

FIXED INCOME

      Continuing its trend from the first half of the year, the fixed income markets continued to demonstrate extreme volatility during the second half of 2002. This volatility was the result of weakness in the equity markets and the credit markets, which both bottomed in early October. Third quarter economic growth picked up from the sluggish 1.3% pace of the second quarter to come in at 4.0%. Gross Domestic Product is projected to be 1.5% to 2% in the fourth quarter. The Federal Open Market Committee met four times cutting the Fed Funds rate by 50 basis points at their November meeting to a 40 year low of 1.25%.

      The yield curve continued to steepen during the second half of the year extending the trend from the first half. Slower economic growth, weak equity markets, and corporate governance issues caused interest rates to drop more precipitously in the second half than they did in the first half. Rates dropped across the curve with short-term securities leading the way. For the second half of the year, yields fell 121, 130, 95 and 73 basis points for 2, 5, 10 and 30 year maturities, respectively. The curve (i.e., 2 year-30 year spread) steepened by 48 basis points to end the year at 318 basis points.

      High quality spread products continued to outperform Treasuries. Agency debentures outperformed Treasuries in the second half, ending the year with 96 basis points of positive excess return. The mortgage sector finished the year strongly as well, scoring an impressive duration-adjusted excess return over Treasuries of 173 basis points and was the best performer among high quality spread products. The AAA commercial mortgage sector also finished the year strongly as benign delinquency numbers in well-diversified commercial mortgage securities continued to be the key driver of performance in the sector. In addition, high quality asset backed securities ("ABS") continued their pattern of outperforming Treasuries.

      Corporate bonds had an unprecedented strong finish to the year, producing a positive duration adjusted excess return of 247 basis points versus Treasuries in the fourth quarter. This performance represented an implied spread tightening of 49 basis points and reversed much of the horrific performance of the overall sector from the first three-quarters of the year. Despite this, for the year, the sector generated a negative 174 basis points of excess return. Much of this spread improvement in the fourth quarter occurred in November, when the corporate market had its second best month on record. The best performing sectors included telecom and cable/media. The worst performing sectors included healthcare and airlines.

      The outlook for high quality spread products continues to be positive largely due to an increase in supply in the Treasury market. Having said this, agency spreads have tightened below their historical averages which limits the upside in generating excess return of this sector in particular. The outlook for the mortgage market is slightly more positive as mortgages offer attractive yield advantages. However, current valuations are stretched and extension risk in a rising rate environment is a concern. High-quality commercial mortgage-backed securities and ABS, in contrast, look to be the most attractive high quality sectors.

      Longer term, we are positive on the credit sectors while our shorter-term outlook is a little more cautious. The extremely high level of risk aversion which peaked in early October, abated throughout the balance of the fourth quarter and has virtually disappeared as we start the year. We are confident the year will begin with a positive tone but remain cautious about the outlook as the quarter progresses. The heavy near term new issue calendar will likely weigh on the market after an anticipated very busy start to the year. In addition, fears regarding the myriad of issues facing the market could very likely have a negative impact at some point in the first quarter.

      We are grateful for your confidence in Weiss, Peck & Greer. We look forward to the opportunity to continue providing for the investment needs of our shareholders.


                                                           Sincerely,



                                                           /s/ Roger J. Weiss
                                                           ------------------
                                                           Chairman of the Board
                                                           January 21, 2003

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN

TUDOR FUND

The Equity markets continued their downward slide in 2002. Uncertainty continued to roil the markets, as the economy continued to suffer and geopolitics kept consumers at home. The Fund outperformed its benchmark, the Russell 2000 Growth index by 4.2%, -26.1% versus -30.3%. This was due to the funds continued defensive posture, with investments in consumer staples, health care and material processing positively affecting performance. Energy and financial services also helped the Fund outperform during the year. Technology continued to suffer as investments in plant and equipment continued to decline. One brightspot in technology was consumer oriented companies such as flat panel display and consumer electronics manufacturers, which continued to do very well in 2002.

                           [GRAPH PLOT POINTS NEEDED]
($000'S)

$50
$40
$30
$20
$10
92 93 94 95 96 97 98 99 01 02

$10,000 INVESTMENT MADE ON 12/31/92

VALUE ON 12/31/02
WPG TUDOR FUND          $14,489
LIPPER SMALL CAP
GROWTH INDEX            $19,362
RUSSELL 2000 GROWTH     $12,955
INDEX

WPG Tudor Fund
Lipper Small Cap Growth Index
Russell 2000 Growth Index

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                   -----------------------------------------
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                     1 YEAR      5 YEARS    10 YEARS
                                    --------     --------   --------
TUDOR ..........................    (26.10%)       (5.34%)    3.78%
Lipper Small Cap Growth
 Fund Index ....................    (27.63%)       (1.22%)    6.83%
Russell 2000 Growth Index ......    (30.26%)       (6.59%)    2.62%
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND

The WPG Large-Cap Growth Fund participated in the year-end rebound and for the year was ahead of both the Russell 1000 Growth Index (R1000G) and the Lipper Growth median, although only moderately in the case of the R1000G.

Growth investors were fighting a strong head wind throughout the year as shown by comparing the Russell Growth and Value indexes: value beat growth by 2.5% in December, by 2.1% in the 4th quarter, and by 12.5% in 2002.In the R1000G, all sectors ended 2002 down except for Materials & Processing which was flat.

The advisor is replacing the S&P 500 Index with the Russell 1000 Growth Index (R1000G) as the benchmark for the Fund. The R1000G is structured toward higher growth companies only; whereas, the S&P 500 is a much broader index and contains a large number of more mature companies. The R1000G provides a benchmark more in line with the investment objectives of the Fund.

                           [GRAPH PLOT POINTS NEEDED]
($000'S)

$55
$50
$40
$30
$20
$10
92 93 94 95 96 97 98 99 00 01 02

$10,000 INVESTMENT
MADE ON 12/31/92

VALUE ON 12/31/02
WPG LARGE CAP GROWTH FUND       $18,964
S & P 500 STOCK INDEX           $24,433
RUSSELL 1000 GROWTH INDEX       $19,149
LIPPER LARGE CAP CORE INDEX     $18,423


WPG Large Cap Growth Fund
S & P 500 Stock Index
Russell 1000 Growth Index
Lipper Large Cap Core Index

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                    -----------------------------------------
                    (FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                        1 YEAR    5 YEARS   10 YEARS
                                        --------  --------  --------
 LARGE CAP GROWTH ................      (27.59%)  (4.03%)    6.60%
 S&P 500 Stock Index .............      (22.10%)  (0.59%)    9.34%
 Russell 1000 Growth Index .......      (27.88%)  (3.84%)    6.71%
 Lipper Large Cap Growth
  Funds Index ....................      (28.11%)  (4.15%)    6.30%
--------------------------------------------------------------------------------

WEISS, PECK & GREER MUTUAL FUNDS
AVERAGE ANNUAL TOTAL RETURN

QUANTITATIVE EQUITY FUND

The market has experienced one of the more difficult years in a long time. Increasing investor uncertainty seemed to be coming from many directions. Lack of confidence in corporate management and accountability, concern about corporate earnings and the possibility of a stalled economic recovery, as well as a war with Iraq all weighed heavily on the market in 2002. Through this, the WPG Quantitative Equity model effectively guided stock selection and, coupled with an effective risk strategy, the portfolio finished the year ahead of the S&P 500. Predictive power was delivered from both the valuation and earnings momentum components of the model. However, valuation factors were the most powerful and consistent factors in the model. Specifically, Forecast Earnings to Price and Cash Flow to Price did much of the heavy lifting for the year. Earnings Revisions as well as Earnings Surprise were also predictive during the year.

                           [GRAPH PLOT POINTS NEEDED]
($000'S)
$50
$40
$30
$20
$10
92 93 94 95 96 97 98 99 00 01 02

$10,000 INVESTMENT
MADE ON 12/31/92

VALUE ON 12/31/02
WPG QUANTITATIVE EQUITY              $21,519
S & P 500 STOCK INDEX                $24,433

WPG Quant Equity Fund
S & P 500 Stock Index

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                   -----------------------------------------
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                     1 YEAR    5 YEARS  10 YEARS
                                    --------  --------  --------
QUANTITATIVE EQUITY .........       (21.49%)   (1.03%)    7.96%
S&P 500 Stock Index .........       (22.10%)   (0.59%)    9.34%
--------------------------------------------------------------------------------

CORE BOND FUND

Interest rates fell dramatically in the U.S.Treasury market as continued sluggish gross domestic product growth, weak equity markets, and geopolitical risks drove interest rates to 40 year lows. The drop in rates was across the entire yield curve with the 5 year note rallying the most. Yields on the 5 year dove 157 basis points, going from 4.3% to 2.73%. Two year treasuries rallied 142 basis points, while the 10 year note dropped by 124 basis points. Lastly, the 30 year bond went from a 5.47% yield to a 4.78% yield, only dropping by 69 basis points. In non-treasury sectors, corporate bonds underperformed treasuries by only 5 basis points, generating 174 basis points of negative excess return. This was a dramatic comeback for the year as corporates tightened by 49 basis points in the fourth quarter alone. Outperformance in the Fund was primarily attributable to the corporate sector as opportunistic over and underweights and proper subsector allocations added strongly to performance. Positioning in the mortgage backed securities sector also added materially to returns. Asset backed securities modestly added to returns while agencies modestly detracted from performance. All other strategies and sector positioning, including yield curve strategies, had a minimal impact on performance.

                           [GRAPH PLOT POINTS NEEDED]
($000's)
$25
$20
$15
$10
$ 5
92 93 94 95 96 97 98 99 00 01 02

$10,000 INVESTMENT
MADE ON 12/31/92

VALUE ON 12/31/02
WPG CORE BOND FUND           $18,441
LEHMAN AGGREGATE INDEX       $20,635
MORNINGSTAR INTERMEDIATE
 TERM BOND INDEX             $19,098

WPG Core Bond Fund
Lehman Aggregate Index
Morningstar Intermediate Term Bond Index

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                    -----------------------------------------
                    (FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                     1 YEAR    5 YEARS  10 YEARS
                                    --------  --------  --------
 CORE BOND ....................      10.87%     7.97%     6.31%

 Lehman Aggregate Index .......      10.25%     7.55%     7.51%
 Morningstar Intermediate
  Term Bond ...................       7.84%     6.20%     6.68%
--------------------------------------------------------------------------------

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN

INTERMEDIATE MUNICIPAL BOND FUND
Fixed income markets enjoyed strong performance during 2002. The Fed was forced to bring its target for the Fed Funds rate down to 1.25% in an effort to boost the national economy. The municipal market moved in sympathy with Treasury rates. Of interest, the municipal yield curve has reached a historic level of steepness. In this type of environment, portfolios, like the Fund, that overweight the 3 to 7 year portion of the yield curve perform especially well.

Credit quality also became a focus for all fixed income markets. State level credits came under pressure as budget deficits ballooned. California suffered the dual problems of an eroding credit story as well as substantial new issue supply. These two factors caused significant underperformance for California securities.

In this environment the Fund produced strong absolute and relative returns. The Fund's return of 9.70% bested its unmanaged index by 0.49%, and topped the Lipper average by an impressive 1.18%. These results were attained by maintaining the Fund's overall exposure to interest rate swings and maintaining a bias towards high quality credits.

($000'S)
$20
$15
$10
7/93 93 94 95 96 97 98 99 001 02

$10,000 INVESTMENT MADE ON 7/1/93

VALUE ON 12/31/02
WPG INTERMEDIATE MUNI BOND              $16,674
LEHMAN BROTHERS 3-10 YR.
  MUNICIPAL BOND INDEX                  $17,223
LIPPER INTERMEDIATE
  MUNI FUNDS AVERAGE                    $16,287

WPG Intermediate Muni Fund
Lehman Brothers 3-10 Yr Municipal Bond Index
Lipper Intermediate Muni Funds Average

--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURN

 (FOR THE PERIODS ENDED DECEMBER 31, 2002)
                                                                    FROM
                                                1 YEAR   5 YEARS   7/1/93+
                                                -------  --------  --------
 INTERMEDIATE MUNI BOND .....................    9.70%     5.54%    5.52%
 Lehman Brothers 3-10 Year
  Municipal Bond Index. .....................    9.21%     5.89%    5.88%
 Lipper Intermediate Muni Funds
  Average ...................................    8.51%     5.04%    5.26%

--------------------------------------------------------------------------------

+ Inception of Fund.

Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and the indices (except as noted below) assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 1000 Growth Index measures the performance of those companies with an approximate median market capitalization of $3.5 billion that have higher than average price-to-book ratios and higher than average forecasted growth values. The Russell 2000 Growth Index is a measurement of changes in stock market conditions based on the average performance of small U.S. growth oriented securities with a median market capitalization of approximately $800 million. Lipper Analytical Services (Lipper) and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. The Lehman Brothers Aggregate Index is a market weighted blend of all investment grade corporate issues, all mortgage securities and all government issues. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years.

WEISS, PECK & GREER MUTUAL FUNDS - UNAUDITED

MAJOR PORTFOLIO CHANGES - EQUITY FUNDS - QUARTER ENDING DECEMBER 31, 2002

TUDOR FUND                           LARGE CAP GROWTH FUND

ADDITIONS                            ADDITIONS
Bio-Rad Laboratories, Inc.           AmerisourceBergen Corp.
Cambior Inc.                         Amgen, Inc.
FSI International, Inc.              Broadcom Corporation
Maxtor Corp.                         Clear Channel Communications
Meridian Gold Inc.                   Forest Laboratories, Inc.
Neoware Systems Inc.                 Harley Davidson, Inc.
Safenet, Inc.                        Linear Technology Corp.
Take Two Interactive Software, Inc.  Maxim Integrated Products
United Online Inc.                   Microsoft Corp.
Western Digital Corp.                Univision Communications Inc.

DELETIONS                            DELETIONS
Cor Therapeutics                     AOL Time Warner, Inc.
Cryptologic, Inc.                    Apache Corp.
Genesis Microchip, Inc.              Baxter International Inc.
Metalink Ltd.                        Costco Wholesale Corp.
Microtune, Inc.                      Eli Lilly & Co.
Northwest Biotherapeutics, Inc.      Federal National Mortgage Association Corp.
Sonicblue Inc.                       First Data Corp.
Tier Technologies, Inc.              J.C. Penny Co.
Waddell & Reed Financial Cl A        Philip Morris Companies Inc.
Zoran Corp.                          Tyco International Ltd.


QUANTITATIVE EQUITY FUND

ADDITIONS
Allstate Corp.
Becton, Dickinson & Co.
Chevron Corporation
Exelon Corp.
Ingersoll Rand Co.
MBNA Corp.
Pharmacia Corporation
St. Jude Medical, Inc.
U.S. Bancorp
United Parcel Service - Cl B

DELETIONS
Beckman Instruments, Inc.
Cardinal Health Inc.
FirstEnergy Corp.
Household International Inc.
Office Depot, Inc.
Progress Energy Inc.
Sempra Energy
Southtrust Corp.
Sunoco Inc.
USX-Marathon Group

WEISS, PECK & GREER MUTUAL FUNDS

TEN LARGEST HOLDINGS AT DECEMBER 31, 2002*

                                                         PERCENT
                                          VALUE          OF NET
TUDOR FUND                                (000'S)        ASSETS
XTO Energy Inc.                           $1,649         3.5%
Safenet Inc.                              1,549          3.3%
Fair, Isaac & Co., Inc.                   1,313          2.8%
Meridian Gold Inc.                        1,192          2.5%
Neoware Systems Inc.                      1,076          2.3%
Pioneer Natural Resources Co.             965            2.0%
Maxtor Corp.                              953            2.0%
Hubco, Inc.                               939            2.0%
EMCOR Group, Inc.                         912            1.9%
Centene Corp.                             863            1.8%
                                      -------           -----
                                      $11,411           24.1%
                                      =======           =====

QUANTITATIVE EQUITY FUND
Microsoft Corp.                        $  532            3.5%
General Electric Co.                      480            3.2%
Exxon Mobil Corp.                         431            2.8%
Pfizer Inc.                               427            2.8%
Wal-Mart Stores Inc.                      379            2.5%
Citigroup Inc.                            369            2.4%
Merck & Co. Inc.                          360            2.4%
Johnson & Johnson                         322            2.1%
International Business
Machines Corp.                            322            2.1%
Bank of America Corp.                     317            2.1%
                                       ------           -----
                                       $3,939           25.9%
                                       ======           =====


                                                         PERCENT
                                       VALUE             OF NET
LARGE CAP GROWTH FUND                  (000'S)           ASSETS
Microsoft Corp.                        $2,239            5.2%
Amgen, Inc.                             2,098            4.8%
Viacom Inc. Cl B                        1,912            4.4%
Wyeth                                   1,836            4.2%
Carnival Corp.                          1,804            4.2%
Cisco Systems Inc.                      1,804            4.2%
Johnson & Johnson                       1,686            3.9%
Citigroup Inc.                          1,552            3.6%
Schlumberger Ltd.                       1,477            3.4%
Pfizer Inc.                             1,425            3.3%
                                      -------           -----
                                      $17,833           41.2%
                                      =======           =====

WEISS, PECK & GREER MUTUAL FUNDS

TEN LARGEST HOLDINGS AT DECEMBER 31, 2002* - CONTINUED
                                                                                                                           PERCENT
                                                                                                               VALUE       OF NET
CORE BOND FUND                                                                                                 (000'S)     ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association Discount Note Due 1/13/03 ............................................   $19,832      18.8%
U. S. Treasury Note 5.750% Due 11/15/05 ....................................................................    16,825      16.0%
Federal National Mortgage Association 6.500% Due 1/1/33** ..................................................    13,688      13.0%
Federal National Mortgage Association 6.000% Due 1/1/33** ..................................................     4,242       4.0%
U. S. Treasury Note 2.000% Due 11/30/04 ....................................................................     4,179       4.0%
Government National Mortgage Association 6.500% Due 2/15/24-10/15/24 .......................................     3,866       3.7%
Federal National Mortgage Association 6.500% Due 1/1/18** ..................................................     3,812       3.6%
Federal National Mortgage Association 5.250% Due 6/15/06 ...................................................     2,980       2.8%
U. S. Treasury Bond 5.375% Due 2/15/31 .....................................................................     2,529       2.4%
Salomon Brothers Mortgage Securities Series 2000-C2 Class A2 7.455% Due 7/18/33 ............................     2,363       2.2%
                                                                                                               -------   -------
                                                                                                               $74,316      70.5%
                                                                                                               =======   =======
INTERMEDIATE MUNICIPAL BOND FUND

Chicago Illinois O'Hare International Airport Revenue Refunding - 2nd Lien Series C
  (MBIA Insured) 5.750% Due 1/1/09 .........................................................................   $ 1,133       5.5%
Rhode Island Housing & Mortgage Finance Corporation Multifamily Housing Revenue Series A
  (AMBAC Insured) 5.700% Due 7/1/07 ........................................................................     1,014       5.0%
New York State Thruway Authority State Personal Income Tax Revenue Transportation
  Series A 5.500% Due 3/15/13 ..............................................................................       926       4.5%
Oklahoma County Oklahoma Home Finance Authority Single Family Refunding Subordinated
  Mortgage Revenue Series B 4.163% Due 7/1/12@ .............................................................       863       4.2%
Metropolitan Transportation Authority - New York City Transitional Triborough Bridge & Tunnel
  Authority Series A (AMBAC Insured) 5.630% Due 1/1/12 .....................................................       849       4.2%
Charlotte North Carolina Water & Sewer System Revenue 5.500% Due 6/1/12 ....................................       839       4.1%
Louisiana State Office Facilities Corporate Lease Revenue Capital Complex Program
  (AMBAC Insured) 5.000% Due 5/1/12 ........................................................................       826       4.0%
New Orleans Louisiana Public Improvement General Obligation
  (FSA Insured) 7.200% Due 11/1/08 .........................................................................       776       3.8%
Mobile Alabama Water & Sewer Commissioners Water & Sewer Revenue 5.250% Due 1/1/13 .........................       745       3.6%
Illinois State Sales Tax Revenue 5.500% Due 6/15/09 ........................................................       685       3.4%
                                                                                                               -------   -------
                                                                                                               $ 8,656      42.3%
                                                                                                               =======   =======
-----------------------------------------------------------------------------------------------------------------------------------

 * The composition of the largest securities in each portfolio is subject to change.
** Mortgage pass-through securities.
@  Indicates yield-to-maturity at December 31, 2002.



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002


NUMBER                                                                    VALUE
OF SHARES       SECURITY                                                 (000'S)
---------       --------                                                 -------
                                      TUDOR

                  COMMON STOCKS (95.0%)
                  CAPITAL GOODS
                  AEROSPACE/DEFENSE (1.2%)
 26,400            EDO Corp. ...................................         $   549
                                                                         -------
                  BIOTECHNOLOGY (2.2%)
 36,800         * Abgenix ......................................             271
 14,300         * Enzon Pharmaceuticals Inc. ...................             239
 13,900         * ICOS Corp. ...................................             325
 57,100         * Medarex Inc. .................................             226
                                                                         -------
                                                                           1,061
                                                                         -------
                  COMMUNICATION (4.4%)
128,400         * Arris Group Inc. .............................             458
102,300         * Emerson Radio Corp. ..........................             508
 25,300         * Emmis Broadcasting Series A ..................             527
154,700         * Harmonic Inc. ................................             356
 48,800         * Powerwave Technologies Inc. ..................             264
                                                                         -------
                                                                           2,113
                                                                         -------

                  COMPUTER SOFTWARE &
                  SERVICES (7.4%)
 79,100         * Concurrent Computers Corp. ...................             228
 28,100         * Intermagnetics General Corp. .................             552
 69,100         * J. D. Edwards & Co. ..........................             779
 28,300         * Lexar Media Inc. .............................             177
188,300         * Maxtor Corp. .................................             953
131,500         * Western Digital Corp. ........................             840
                                                                         -------
                                                                           3,529
                                                                         -------

                 CONSTRUCTION SERVICES (1.7%)
 27,600          Dr. Horton Inc. ...............................             479
 13,300          Standard Pacific Corp. ........................             329
                                                                         -------
                                                                             808
                                                                         -------

                 ELECTRONICS (2.5%)
 26,500        * ESS Technologies Inc. .........................             167
112,600        * Integrated Silicon Solution, Inc. .............             491
172,800        * SRS Labs Inc. .................................             534
                                                                         -------
                                                                           1,192
                                                                         -------

                 INTERNET CONTENT (2.2%)
 21,400         * Alloy Online, Inc. ...........................             234
 51,800         * United Online Inc. ...........................             826
                                                                         -------
                                                                           1,060
                                                                         -------
                 PHARMACEUTICALS (1.4%)
 30,800      # * Adolor Corp. ..................................             423
 39,000        * Alkermes Inc. .................................             245
                                                                         -------
                                                                             668
                                                                         -------
                 PUBLISHING (1.1%)
 14,600        * Scholastic Corp. ..............................             525
                                                                         -------

NUMBER                                                                    VALUE
OF SHARES       SECURITY                                                 (000'S)
---------       --------                                                 -------

                                TUDOR (CONTINUED)

                 SEMICONDUCTORS (4.1%)
 39,900        * Axcelis Technologies Inc. .....................         $   224
155,800        * FSI International, Inc. .......................             701
 39,700        * Pericom Semiconductor Corp. ...................             330
 81,300        * Simple Tech Inc. ..............................             246
 19,600        * Varian Semiconductor Equipment
                  Associates, Inc. .............................             465
                                                                         -------
                                                                           1,966
                                                                         -------
                 TECHNOLOGY (4.2%)
 35,400        * Activision, Inc. ..............................             516
 19,300        * Bio-Rad Laboratories, Inc. ....................             747
 31,400       #* Take Two Interactive Software, Inc. ...........             738
                                                                         -------
                                                                           2,001
                                                                         -------
                                                                          15,472
                                                                         -------
                 CONSUMER
                 BUSINESS SERVICES (0.2%)
 26,756       #* Surebeam Corp-Cl A ............................             108
                                                                         -------
                 ENTERTAINMENT (4.2%)
 28,600        * Alliance Gaming Corp. .........................             487
 36,500        * Racing Champions Ertl Corporation .............             498
 18,800       #* Shuffle Master, Inc. ..........................             359
 47,650       #* THQ Inc .......................................             631
                                                                         -------
                                                                           1,975
                                                                         -------
                 FOOD (6.3%)
 19,600        * American Italian Pasta Co. Cl A ...............             705
 18,900        * California Pizza Kitchen Inc. .................             476
128,700        * Coolbrands International, Inc. ................             436
  8,500        * Horizon Organic Holding Corp ..................             138
 15,000        * Red Robin Gourmet Burgers .....................             191
 14,600        * United Natural Foods Inc ......................             370
 13,200        * Whole Foods Market Inc ........................             696
                                                                         -------
                                                                           3,012
                                                                         -------
                 HEALTH CARE SERVICES (5.4%)
 18,000       #* CTI Molecular Imaging Inc. ....................             444
 10,100        * Edwards Lifesciences Corp. ....................             257
 13,700        * Mid Atlantic Medical Services Inc. ............             444
 23,000        * NPS Pharmaceutical Inc. .......................             579
 23,800        * The Medicines Co. .............................             381
 13,800        * Zoll Medical Corp. ............................             492
                                                                         -------
                                                                           2,597
                                                                         -------
                 MEDICAL BIOTECHNOLOGY (2.0%)
 33,300        * NBTY Inc. .....................................             585
  8,500        * Neurocrine Biosciences Inc. ...................             388
                                                                         -------
                                                                             973
                                                                         -------

                        See notes to financial statements


                                                                          Page 9

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

NUMBER                                                                    VALUE
OF SHARES       SECURITY                                                 (000'S)
---------       --------                                                 -------

                                TUDOR (CONTINUED)

                 MEDICAL-HOSPITALS (2.8%)
 25,700        * Centene Corp. .................................         $   863
 15,900        * Lifepoint Hospitals Inc. ......................             476
                                                                         -------
                                                                           1,339
                                                                         -------
                 OTHER (1.7%)
 81,300        * Princeton Review Inc. .........................             402
 26,100        * Yankee Candle Co. .............................             418
                                                                         -------
                                                                             820
                                                                         -------
                 RETAIL (5.8%)
 28,800        * Big 5 Sporting Goods Corp. ....................             311
139,900        * Casual Male Retail Group, Inc. ................             541
 33,800        * Copart Inc. ...................................             400
 22,500        * Linens `N Things, Inc. ........................             509
 19,700          Tiffany & Co. .................................             471
 19,200        * Williams-Sonoma, Inc. .........................             521
                                                                         -------
                                                                           2,753
                                                                         -------
                                                                          13,577
                                                                         -------
                 ENERGY
                 OIL & GAS PRODUCTION (6.4%)
 38,200        * Pioneer Natural Resources Co. .................             965
 21,800        * Universal Compression Holdings ................             417
 66,750          XTO Energy Inc. ...............................           1,649
                                                                         -------
                                                                           3,031
                                                                         -------
                 OIL FIELD SERVICES (2.0%)
 23,600        * Pride International, Inc. .....................             352
 51,800        * Tesco Corp. ...................................             612
                                                                         -------
                                                                             964
                                                                         -------
                                                                           3,995
                                                                         -------
                 INTERMEDIATE GOODS & SERVICES
                 APPLICATIONS SOFTWARE (4.3%)
 15,700          Integrated Circuit Systems, Inc. ..............             286
 45,900        * Magma Design Automation, Inc. .................             440
 72,200      # * Neoware Systems Inc. ..........................           1,076
 63,000        * Pervasive Software, Inc. ......................             260
                                                                         -------
                                                                           2,062
                                                                         -------
                 CONSTRUCTION SERVICES (1.4%)
 17,400          MDC Holdings, Inc. ............................             666
                                                                         -------


NUMBER                                                                   VALUE
OF SHARES       SECURITY                                                 (000'S)
---------       --------                                                 -------

                                TUDOR (CONTINUED)

                 DATA SERVICES (3.5%)
 30,750          Fair, Isaac & Co., Inc. .......................         $ 1,313
 25,300        * SPSS Inc. .....................................             354
                                                                         -------
                                                                           1,667
                                                                         -------
                 ENGINEERING (1.9%)
 17,200        * EMCOR Group, Inc. .............................             912
                                                                         -------
                 GOLD & SILVER (4.1%)
526,400      # * Cambior Inc. ..................................             753
 67,600          Meridian Gold Inc. ............................           1,192
                                                                         -------
                                                                           1,945
                                                                         -------
                 INTERNET SOFTWARE (3.3%)
 61,100        * Safenet Inc. ..................................           1,549
                                                                         -------

                 TRANSPORTATION (1.1%)
 13,100          Teekay Shipping Marshall Island ...............             533
                                                                         -------
                                                                           9,334
                                                                         -------
                 INTEREST SENSITIVE
                 BANKS (4.3%)
 10,570          Commerce Bancorp Inc. .........................             457
 30,200          Hubco, Inc. ...................................             939
 25,505          Washington Federal Inc. .......................             634
                                                                         -------
                                                                           2,030
                                                                         -------
                 INSURANCE (0.1%)
  2,400          Odyssey Re Holdings Corp. .....................              42
                                                                         -------
                 OTHER (1.8%)
 96,755          AB Watley Co. .................................              46
350,000      # * Earthshell Corp. ..............................             203
  4,400        * Leapfrog Enterprises Inc. .....................             111
 33,700        * VCA Antech, Inc. ..............................             505
                                                                         -------
                                                                             865
                                                                         -------
                                                                           2,937
                                                                         -------
                 TOTAL COMMON STOCK
                 (Cost $43,790) ................................          45,315
                                                                         -------


                        See notes to financial statements

                                                                         Page 10


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

NUMBER                                                                    VALUE
OF WARRANTS     SECURITY                                                 (000'S)
-----------     --------                                                 -------

                                TUDOR (CONTINUED)

                 WARRANTS (0.0%)
                 (Cost $0)
 94,750          Cambior, Inc. .................................         $    24
                                                                         -------
PRINCIPAL
AMOUNT
(000'S)
                 FIXED INCOME (0.0%)
                 (Cost $3)
$37,500          Microstrategy Inc.
                 7.500% Due 6/24/07 ............................              15
                                                                         -------
                 REPURCHASE AGREEMENTS (5.4%)
                 (Cost $2,555)
  2,555          UBS Warburg LLC
                 1.100% Due 1/2/03 with
                 proceeds at maturity of $2,555
                 (collateralized by 1,908
                 United States Treasury Bond
                 7.500% Due 11/15/24
                 with value of $2,607) .........................           2,555
                                                                         -------
                 TOTAL INVESTMENTS (100.4%)
                 (Cost $46,348) ................................          47,909
                                                                         -------
                 LIABILITIES IN EXCESS OF
                 OTHER ASSETS (-0.4%) ..........................            (204)
                                                                         -------

                 TOTAL NET ASSETS (100.0%) .....................         $47,705
                                                                         -------

* Non-income producing securities.
# Portion of security out on loan (See Note 3).

NUMBER                                                                    VALUE
OF SHARES       SECURITY                                                 (000'S)
---------       --------                                                 -------

                                LARGE CAP GROWTH

                 COMMON STOCKS (95.6%)
                 CAPITAL GOODS
                 BROADCASTING/ADVERTISING (10.7%)
 35,500        * Clear Channel Communications ..................         $ 1,324
 58,000        * Univision Communications Inc. .................           1,421
 46,900        * Viacom Inc. Cl B ..............................           1,912
                                                                         -------
                                                                           4,657
                                                                         -------
                 COMPUTER SOFTWARE &
                 SERVICES (11.3%)
137,700        * Cisco Systems Inc. ............................           1,804
140,800        * EMC Corp. .....................................             864
 43,300        * Microsoft Corp. ...............................           2,239
                                                                         -------
                                                                           4,907
                                                                         -------
                 INTERNET SOFTWARE (1.1%)
 35,700        * Check Point Software
                 Technologies Ltd. .............................             463
                                                                         -------
                 OTHER (2.1%)
 37,800          General Electric Co. ..........................             920
                                                                         -------

                 SEMICONDUCTORS (12.7%)
 44,500        * Analog Devices, Inc. ..........................           1,062
 37,800        * Applied Materials, Inc. .......................             493
 35,500        * KLA-Tencor Corp. ..............................           1,256
 34,000          Linear Technology Corp ........................             874
 31,700          Maxim Integrated Products .....................           1,047
 53,200          Texas Instruments, Inc. .......................             799
                                                                         -------
                                                                           5,531
                                                                         -------

                 TECHNOLOGY (3.0%)
 85,300        * Broadcom Corporation ..........................           1,285
                                                                         -------
                                                                          17,763
                                                                         -------
                 CONSUMER
                 HEALTH CARE (18.5%)
 16,200          AmerisourceBergen Corp. .......................             880
 18,500        * Gilead Sciences Inc. ..........................             629
 31,400          Johnson & Johnson .............................           1,686
 46,600          Pfizer Inc. ...................................           1,425
 14,900          Pharmacia Corp ................................             623
 13,400        * Wellpoint Health Network ......................             954
 49,100          Wyeth .........................................           1,836
                                                                         -------
                                                                           8,033
                                                                         -------
                 MEDICAL (11.5%)
 43,400        * Amgen, Inc. ...................................           2,098
 13,700        * Forest Laboratories, Inc. .....................           1,346
 12,100        * Genzyme Corp. .................................             358
 14,300        * Medimmune Inc. ................................             388
 19,300        * Zimmer Holdings, Inc. .........................             801
                                                                         -------
                                                                           4,991
                                                                         -------


                        See notes to financial statements


                                                                         Page 11

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

NUMBER                                                                    VALUE
OF SHARES       SECURITY                                                 (000'S)
---------       --------                                                 -------

                          LARGE CAP GROWTH (CONTINUED)

                 OTHER (8.4%)
 72,300          Carnival Corp. ................................         $ 1,804
 23,200          Harley Davidson, Inc. .........................           1,072
 26,700          Walgreen Co. ..................................             779
                                                                         -------
                                                                           3,655
                                                                         -------
                                                                          16,679
                                                                         -------
                 INTEREST SENSITIVE
                 BANKS (1.5%)
 19,300          North Fork Bancorporation .....................             651

                 INSURANCE (5.4%)
 11,000          American International
                 Group Inc .....................................             636
 15,300          Everest Re Group Ltd. .........................             846
 27,800          Principal Financial Group .....................             838
                                                                         -------
                                                                           2,320
                                                                         -------
                 OTHER (6.0%)
 44,100          Citigroup Inc. ................................           1,552
  6,300          Golden West Financial Corp. ...................             452
  9,000          The Goldman Sachs Group Inc. ..................             613
                                                                         -------
                                                                           2,617
                                                                         -------
                                                                           5,588
                                                                         -------
                 NATURAL RESOURCES
                 ENERGY & RELATED (3.4%)
 35,100          Schlumberger Ltd. .............................           1,477
                                                                         -------
                 TOTAL INVESTMENTS (95.6%)
                 (Cost $43,262) ................................          41,507

                 OTHER ASSETS IN EXCESS
                 OF LIABILITIES (4.4%) .........................           1,905
                                                                         -------

                 TOTAL NET ASSETS (100.0%) .....................         $43,412
                                                                         =======

* Non-income producing securities.


NUMBER                                                                    VALUE
OF SHARES       SECURITY                                                 (000'S)
---------       --------                                                 -------

                               QUANTITATIVE EQUITY

                 COMMON STOCKS
                 AEROSPACE (0.9%)
  1,900          Boeing Corp. ..................................         $    63
  1,000          General Dynamics Corp. ........................              79
                                                                         -------
                                                                             142
                                                                         -------

                 BANKING/FINANCIAL (7.4%)
  2,300          Bank One Corp. ................................              84
  4,550          Bank of America Corp. .........................             317
  2,625          Charter One Financial, Inc. ...................              75
  2,300          First Tennessee National Corp. ................              83
  6,100          MBNA Corp. ....................................             116
  4,200          National City Corp. ...........................             115
  7,600          US Bancorp ....................................             161
  3,700          Wells Fargo ...................................             173
                                                                         -------
                                                                           1,124
                                                                         -------

                 BASIC INDUSTRIES (2.6%)
  2,900          Alcan Inc. ....................................              86
  2,200          Du Pont (E.I.) De Nemours .....................              93
  5,750        * Pactiv Corporation ............................             126
  5,300          RPM, Inc. .....................................              81
                                                                         -------
                                                                             386
                                                                         -------

                 BROADCAST (1.3%)
  2,400        * Clear Channel Communications ..................              90
  2,500        * Comcast Corp. .................................              59
  3,400          Walt Disney Co. ...............................              55
                                                                         -------
                                                                             204
                                                                         -------

                 CAPITAL GOODS (0.3%)
  1,000          Deere & Co. ...................................              46
                                                                         -------

                 COMMERCIAL SERVICES (0.9%)
  9,300        * Cendant Corp. .................................              97
  1,800          Equifax, Inc. .................................              42
                                                                         -------
                                                                             139
                                                                         -------
                 CONSUMER CYCLICALS (5.7%)
  7,350        * AOL Time Warner Inc. ..........................              96
  5,200          Dana Corp. ....................................              61
  1,800          General Motors Corp. ..........................              66
  4,550          Home Depot, Inc. ..............................             109
  6,400        * Kroger Co. ....................................              99
  2,000          Sears Roebuck & Co. ...........................              48
  7,500          Wal-Mart Stores Inc. ..........................             379
                                                                         -------
                                                                             858
                                                                         -------


                        See notes to financial statements

                                                                         Page 12

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

NUMBER                                                                    VALUE
OF SHARES       SECURITY                                                 (000'S)
---------       --------                                                 -------

                         QUANTITATIVE EQUITY (CONTINUED)

                 CONSUMER NON-CYCLICALS (7.6%)
  2,200          Clorox Co. ....................................         $    91
  2,450          Coca-Cola Company .............................             107
  4,700          Coca-Cola Enterprises .........................             102
  1,150          Coors (Adolph) Co. Cl B .......................              70
  3,100          Newell Rubbermaid .............................              94
  5,250          Pepsico, Inc. .................................             222
  4,800          Philip Morris Companies Inc. ..................             195
  3,150          Procter & Gamble Co. ..........................             271
                                                                         -------
                                                                           1,152
                                                                         -------
                 CONSUMER SERVICES (1.1%)
  4,200        * Viacom Inc. ...................................             171
                                                                         -------
                 ELECTRIC SERVICES (1.3%)
  1,550          Dominion Resources, Inc. ......................              85
  2,100          Exelon Corp. ..................................             111
                                                                         -------
                                                                             196
                                                                         -------
                 ELECTRONICS (1.0%)
  1,800        * Jabil Circuit .................................              32
  1,400        * L-3 Communications
                  Holdings Inc. ................................              63
 10,300        * LSI Logic Corp. ...............................              60
                                                                         -------
                                                                             155
                                                                         -------

                 ELECTRONICS-SEMICONDUCTORS (2.3%)
  2,050        * Analog Devices Inc. ...........................              49
 15,000          Intel Corp. ...................................             234
  4,400          Texas Instruments, Inc. .......................              66
                                                                         -------
                                                                             349
                                                                         -------
                 ENERGY (4.1%)
 12,350          Exxon Mobil Corp. .............................             431
  3,200          Occidental Petroleum Corp. ....................              91
  2,700          PPL Corp. .....................................              94
                                                                         -------
                                                                             616
                                                                         -------
                 ENTERTAINMENT (0.4%)
  1,100        * Electronic Arts ...............................              55
                                                                         -------

                 FINANCE (10.3%)
  4,550          American International
                 Group Inc. ....................................             263
  1,150          Bear Stearns Companies, Inc. ..................              68
 10,500          Citigroup Inc. ................................             369
  1,700          Countrywide Financial
                  Corporation ..................................              88
  2,700          Fannie Mae ....................................             174
  1,300        * Freddie Mac ..................................               77
  6,600          JP Morgan Chase & Co. .........................             158
  2,100          Merrill Lynch & Co., Inc. .....................              80


NUMBER                                                                    VALUE
OF SHARES       SECURITY                                                 (000'S)
---------       --------                                                 -------

                         QUANTITATIVE EQUITY (CONTINUED)

  2,600          Morgan Stanley ................................          $  104
    800          United Health Group ...........................              67
  3,400          Washington Mutual, Inc. .......................             117
                                                                         -------
                                                                           1,565
                                                                         -------
                 FOOD (2.0%)
  3,950          Conagra Food Inc. .............................              99
  4,900          Darden Restaurants Inc. .......................             100
  4,500          Sara Lee Corp. ................................             101
                                                                         -------
                                                                             300
                                                                         -------
                 HEALTH CARE (10.3%)
  3,900          Bristol Myers Squibb Co. ......................              90
    625        * Forest Laboratories, Inc. .....................              61
  1,000          HCA Inc. ......................................              42
  6,000          Johnson & Johnson .............................             322
  2,600          McKesson Corp. ................................              70
  6,350          Merck & Co. Inc. ..............................             360
 13,950          Pfizer Inc. ...................................             427
  2,800        * St. Jude Medical, Inc. ........................             111
  1,000        * Wellpoint Health Networks .....................              71
                                                                         -------
                                                                           1,554
                                                                         -------
                 HOMEBUILDING (0.5%)
  1,600          Pulte Homes, Inc. .............................              77
                                                                         -------
                 INDUSTRIAL (4.4%)
 19,700          General Electric Co. ..........................             480
  2,600          Ingersoll Rand Co. ............................             112
  3,950          Tyco International Ltd. .......................              67
                                                                         -------
                                                                             659
                                                                         -------
                 INSURANCE (3.2%)
  3,100          Allstate Corp. ................................             115
  1,300          Everest Reinsurance ...........................              72
  2,400          John Hancock
                  Financial Services ...........................              67
  2,700          Metlife Inc. ..................................              73
  3,550          Old Republic
                  International Corp. ..........................              99
  1,800          Torchmark Corp. ...............................              66
                                                                         -------
                                                                             492
                                                                         -------
                 MEDICAL PRODUCTS (3.8%)
  2,300          Abbott Laboratories ...........................              92
  3,250        * Amgen, Inc. ...................................             157
  3,600          Becton, Dickinson & Co. .......................             110
  2,350          Mylan Laboratories, Inc. ......................              82
  3,150          Pharmacia Corporation .........................             132
                                                                         -------
                                                                             573
                                                                         -------


                       See notes to financial statements


                                                                         Page 13



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002


NUMBER                                                                    VALUE
OF SHARES       SECURITY                                                 (000'S)
---------       --------                                                 -------

                        QUANTITATIVE EQUITY (CONTINUED)

                 OIL AND GAS (2.5%)
  1,500          Anadarko Petroleum Corp. ......................         $    72
  2,000          Chevron Corporation ...........................             133
  1,600          ConocoPhillips ................................              77
  4,400          Transocean Offshore Inc. ......................             102
                                                                         -------
                                                                             384
                                                                         -------
                 OTHER (1.7%)
  3,800          Carnival Cruise Lines .........................              95
    700          3M Company ....................................              86
  1,600          Tribune Co. ...................................              73
                                                                         -------
                                                                             254
                                                                         -------
                 RETAIL (3.5%)
  6,400        * AutoNation Inc. ...............................              80
    850        * Autozone, Inc. ................................              60
  2,200          CVS Corp. .....................................              55
    700        * EBAY Inc. .....................................              47
  3,100          Gap, Inc. .....................................              48
  4,600          J. C. Penny Co. Inc. ..........................             106
  2,500          Sherwin Williams Co. ..........................              71
  1,900          Target Corp. ..................................              57
                                                                         -------
                                                                             524
                                                                         -------
                 SPECIALTY PRINTING (0.5%)
  1,200          McGraw-Hill Companies Inc. ....................              73
                                                                         -------
                 TECHNOLOGY (12.1%)
 10,800        * Cisco Systems Inc. ............................             141
  2,150        * Computer Sciences Corp. .......................              74
  5,600        * Dell Computer .................................             150
  4,200        * EMC Corp. .....................................              26
  2,400          First Data Corp. ..............................              85
  5,700          Hewlett Packard Co. ...........................              99
  1,450          Hillenbrand Industries, Inc. ..................              70
  4,150          International Business
                  Machines Corp. ...............................             322
  1,000        * Intuit Inc. ...................................              47
  1,250        * Lexmark International
                  Group Inc., Cl-A .............................              76
 10,300        * Microsoft Corp. ...............................             532
  7,300        * Oracle Corp. ..................................              79
  1,700          United Technologies Corp. .....................             105
  2,050        * Veritas Software Corp. ........................              32
                                                                         -------
                                                                           1,838
                                                                         -------


NUMBER                                                                    VALUE
OF SHARES       SECURITY                                                 (000'S)
---------       --------                                                 -------

                        QUANTITATIVE EQUITY (CONTINUED)

                 TELECOMMUNICATIONS (2.5%)
  2,000          AT&T Corp. ....................................         $    52
  3,800          Bellsouth Corp. ...............................              98
  2,500        * Qualcomm Inc. .................................              91
  1,850          SBC Communications ............................              50
  6,400          Sprint Corp. ..................................              93
                                                                         -------
                                                                             384
                                                                         -------
                 TRANSPORTATION (2.3%)
  1,200          FedEx Corp. ...................................              65
  1,800          Textron, Inc. .................................              77
  1,500          Union Pacific Corp. ...........................              90
  1,800          United Parcel Service-Cl B ....................             114
                                                                         -------
                                                                             346
                                                                         -------
                 UTILITIES (0.8%)
  2,750          Entergy Corp. .................................             125
                                                                         -------

                 WASTE MANAGEMENT (0.5%)
  3,850        * Republic Services Inc. Cl-A ...................              81
                                                                         -------
                 WIRELESS COMMUNICATIONS (2.2%)
  7,550        * AT&T Wireless Services ........................              42
  7,350          Verizon Communications ........................             285
                                                                         -------
                                                                             327
                                                                         -------
                 TOTAL INVESTMENTS (100.0%)
                 (Cost $17,198) ................................          15,149

                 LIABILITIES IN EXCESS OF
                 OTHER ASSETS (0.0%) ...........................              (4)
                                                                         -------
                 TOTAL NET ASSETS (100.0%) .....................         $15,145
                                                                         =======

 * Non-income producing securities.



                        See notes to financial statements

                                                                         Page 14


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)         SECURITY                                                 (000'S)
---------       --------                                                 -------

                                    CORE BOND

                 LONG-TERM SECURITIES
                 ASSET BACKED SECURITIES (1.4%)
                  (Cost $1,486)
   $300          Bank One Insurance Trust
                  Series 2002-A4 Class A4
                  2.940% Due 6/16/08 ...........................         $   305
    500          Fleet Credit Card Master Trust II
                  Series 2002-C Class A
                  2.750% Due 4/15/08 ...........................             505
    620          MBNA Master Credit Card Trust
                  Series 2000-I Class A
                  6.900% Due 1/15/08 ...........................             688
                                                                         -------
                                                                           1,498
                                                                         -------
                 CORPORATE DEBENTURES (21.3%)
                 BANKING (3.7%)
    800          ABN-AMRO Bank N.V.
                  6.473% Due 11/5/12 (B)(D) ....................             812
    600          Barclays Bank
                  6.860% Due 9/29/49 (B) .......................             615
  1,000          JP Morgan Chase
                  5.750% Due 1/2/13 ............................           1,013
    425          JP Morgan Capital Trust I
                  7.540% Due 1/15/27 (D) .......................             432
    900          Societe Generale Real Estate LLC
                  7.640% Due 12/29/49(B)(D)(E) .................             990
                                                                         -------
                                                                           3,862
                                                                         -------
                 BASIC INDUSTRIES (1.4%)
    350          Westvaco Corp.
                  8.200% Due 1/15/30 ...........................             406
  1,050          Weyerhaeuser Co.
                  6.876% Due 12/15/33 ..........................           1,059
                                                                         -------
                                                                           1,465
                                                                         -------

                 BROADCAST MEDIA & CABLE (1.1%)
    175          AOL Time Warner
                  6.875% Due 5/1/12 ............................             185
    200          ATT Broadband
                  9.455% Due 11/15/22 ..........................             235
    300          Clear Channel Communications
                  7.875% Due 6/15/05 ...........................             328
    350          TCI Communications Inc.
                  8.750% Due 8/1/15 ............................             407
                                                                         -------
                                                                           1,155
                                                                         -------
                 BROKERAGE (2.9%)
    375          Bear Stearns Co.
                  4.000% Due 1/31/08 ...........................             379
    455          Credit Suisse First Boston USA Inc.
                  4.625% Due 1/15/08 ...........................             462

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)         SECURITY                                                 (000'S)
---------       --------                                                 -------

                              CORE BOND (CONTINUED)

 $2,110          Morgan Stanley
                  5.625% Due 1/20/04 ...........................         $ 2,195
                                                                         -------
                                                                           3,036
                                                                         -------
                 CAPITAL GOODS (0.5%)
    250          Goodrich (BF) Corp.
                  7.625% Due 12/15/12 ..........................             259
    260          USA Interactive
                  7.000% Due 1/15/13 (B) .......................             268
                                                                         -------
                                                                             527
                                                                         -------
                 COMMUNICATIONS (1.7%)
    325          AT&T Corp.
                  6.500% Due 3/15/13 ...........................             326
    150          AT&T Wireless Services
                  8.750% Due 3/1/31 ............................             147
     50          Citizens Communications
                  7.625% Due 8/15/08 ...........................              56
    350          Deutsche Telekom
                 International Financing
                  8.750% Due 6/15/30 (E) .......................             404
    350          France Telecom
                  10.000% Due 3/1/31 (E) .......................             422
     55          Sprint Capital Corp.
                  6.000% Due 1/15/07 ...........................              52
    200          Sprint Corp.
                  8.750% Due 3/15/32 ...........................             191
    200          Verizon Global Funding
                  7.375% Due 9/1/12 ............................             230
                                                                         -------
                                                                           1,828
                                                                         -------
                 CONSUMER CYCLICAL (1.4%)
    235          DaimlerChrysler NA Holding
                  7.200% Due 9/1/09 ............................             261
    200          News America Holdings
                  7.750% Due 12/1/45 ...........................             197
    325          News America Inc.
                  7.250% Due 5/18/18 ...........................             327
    650          Pulte Homes Inc.
                  7.875% Due 6/15/32 ...........................             668
                                                                         -------
                                                                           1,453
                                                                         -------
                 ELECTRIC UTILITIES (1.0%)
     95          Duke Capital Corp.
                  6.250% Due 2/15/13 ...........................              87
    145          Duke Capital Corp.
                  6.750% Due 2/15/32 ...........................             119
    150          FirstEnergy Corp.
                  6.450% Due 11/15/11 ..........................             149
    330          NiSource Inc.
                  7.625% Due 11/15/05 ..........................             345
    170          Teco Energy
                  10.500% Due 12/1/07 (B)(D) ...................             167


                       See notes to financial statements



                                                                         Page 15


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)         SECURITY                                                 (000'S)
---------       --------                                                 -------

                 CORE BOND (CONTINUED)
   $230          Teco Energy Inc.
                  7.200% Due 5/1/11 ............................         $   193
                                                                         -------
                                                                           1,060
                                                                         -------
                 ENERGY (2.0%)
  1,000          Amerada Hess Co.
                  7.875% Due 10/1/29 ...........................           1,156
    525          Pemex Project Funding
                 Master Trust Series
                  7.375% Due 12/15/14 (B) ......................             537
    425          Petronas Capital
                  7.875% Due 5/22/22 (B) .......................             459
                                                                         -------
                                                                           2,152
                                                                         -------
                 FINANCE (3.3%)
    450          Associates Corp. NA
                  5.750% Due 11/1/03 ...........................             466
    850          Ford Motor Credit
                  7.250% Due 10/25/11 ..........................             826
  1,000          General Electric Capital Corp.
                  5.450% Due 1/15/13 ...........................           1,038
    650          GMAC
                  6.650% Due 11/15/05 ..........................             669
    500          Household Finance Corp.
                  6.375% Due 5/15/12 ...........................             523
                                                                         -------
                                                                           3,522
                                                                         -------
                 INSURANCE (0.6%)
    325          American General Capital
                  8.125% Due 3/15/46 (B) .......................             410
    200          MetLife Inc.
                  6.500% Due 12/15/32 ..........................             211
                                                                         -------
                                                                             621
                                                                         -------
                 NATURAL GAS PIPELINES (0.4%)
    365          Kinder Morgan Energy Partners
                  7.300% Due 8/15/33 (B) .......................             392
                                                                         -------
                 REAL ESTATE INVESTMENT TRUST (REIT) (1.3%)
    800          Boston Properties, Inc.
                  6.250% Due 1/15/13 (B) .......................             810
    500          Equity Office Properties Trust
                  6.750% Due 2/15/12 ...........................             537
                                                                         -------
                                                                           1,347
                                                                         -------
                 TOTAL CORPORATE DEBENTURES
                  (Cost $21,504) ...............................          22,420
                                                                         -------
                 U. S. GOVERNMENT OBLIGATIONS (26.2%)
                 S. TREASURY BONDS (2.4%)
  2,320           5.375% Due 2/15/31 ...........................           2,529
                                                                         -------


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)         SECURITY                                                 (000'S)
---------       --------                                                 -------

                              CORE BOND (CONTINUED)

                 U. S. TREASURY NOTES (22.7%)
 $4,145          2.000% Due 11/30/04 ...........................         $ 4,179
 15,220        # 5.750% Due 11/15/05 ...........................          16,825
    845          6.000% Due 8/15/09 ............................             982
  1,875          4.000% Due 11/15/12 ...........................           1,902
                                                                         -------
                                                                          23,888
                                                                         -------
                 U. S. TREASURY STRIPS (1.1%)
  3,895          5.406% Due 8/15/25@ ...........................           1,180
                                                                         -------
                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                  (Cost $27,298) ...............................          27,597
                                                                         -------
                 MORTGAGE PASS THROUGH
                  SECURITIES (41.4%) ...........................
                 FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION (29.7%)
    289          9.000% Due 11/1/10 ............................             310
  2,044          6.500% Due 12/1/14 ............................           2,157
  1,910          5.500% Due 1/1/18 (C) .........................           1,979
  2,050          6.000% Due 1/1/18 (C) .........................           2,142
  3,615          6.500% Due 1/1/18 (C) .........................           3,812
    881          7.500% Due 2/1/31 .............................             935
  1,955          5.500% Due 1/1/33 (C) .........................           1,994
  4,105          6.000% Due 1/1/33 (C) .........................           4,242
 13,150          6.500% Due 1/1/33 (C) .........................          13,688
                                                                         -------
                                                                          31,259
                                                                         -------
                 GOVERNMENT NATIONAL MORTGAGE
                   ASSOCIATION (5.5%)
    581          7.500% Due 9/15/07 ............................             623
  1,247          8.000% Due 9/15/17 - 12/15/17 .................           1,345
  3,680          6.500% Due 2/15/24 - 10/15/24 .................           3,866
                                                                         -------
                                                                           5,834
                                                                         -------
                 OTHER (6.2%)
  1,176          Chase Commercial
                  Mortgage Securities Corp.
                  Series 1996-2 Class A2
                  6.900% Due 9/19/06 ...........................           1,289
    660          First Union - Bank of America
                  Series 2001 - C1 Class A2
                  6.136% Due 3/15/33 ...........................             734
    470          GE Capital Commercial
                  Mortgage Corporation
                  Series 2002-1A Class A3
                  6.269% Due 12/10/35 ..........................             525
  1,050          JP Morgan Commercial
                  Mortgage Finance Corp. U.
                  Series 1998-C6, Class A3
                  6.613% Due 1/15/30 ...........................           1,183



                        See notes to financial statements



                                                                         Page 16



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)         SECURITY                                                 (000'S)
---------       --------                                                 -------

                              CORE BOND (CONTINUED)

   $365          PNC Mortgage Securities Corp.
                  Series 2000-1 Class A2
                  7.610% Due 2/15/10 ...........................         $   433
  2,005          Salomon Brothers Mortgage
                  Securities
                  Series 2000-C2 Class A2
                  7.455% Due 7/18/33 ...........................           2,363
                                                                         -------
                                                                           6,527
                                                                         -------
                 TOTAL MORTGAGE PASS THROUGH
                  SECURITIES
                  (Cost $42,256) ...............................          43,620
                                                                         -------
                 NON-MORTGAGE PASS
                  THROUGH NOTES (7.3%)
                 FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION (4.4%)
  2,735          5.250% Due 6/15/06 ............................           2,980
  1,580          5.250% Due 3/22/07 (D) ........................           1,654
                                                                         -------
                                                                           4,634
                                                                         -------
                 FEDERAL HOME LOAN MORTGAGE
                  CORP. (1.7%)
  1,705          4.125% Due 6/15/05 ............................           1,795
                                                                         -------
                 COLLATERALIZED MORTGAGE OBLIGATIONS (1.2%)
  1,165          Federal National Mortgage Association
                  Series 1999-28 Class PL
                  6.000% Due 1/25/28 ...........................           1,226
                                                                         -------

                 TOTAL NON-MORTGAGE PASS THROUGH NOTES
                  (Cost $7,434) ................................           7,655
                                                                         -------
                 SHORT-TERM SECURITIES
                  ASSET BACKED SECURITIES (6.6%)
                 CREDIT CARDS (5.3%)
    305          American Express Master Trust
                  Series 1999-3 Class A
                  1.560% Due 5/17/04 (A) .......................             305
    330          American Express Master Trust
                  Series 2003-3 Class A
                  1.580% Due 11/15/07 (A) ......................             331
    340          American Express Master Trust
                  Series 2000-5 Class A
                  1.560% Due 4/15/08 (A) .......................             341
    210          Chase Manhattan Credit Card Trust
                  Series 2001-5A Class A
                  1.470% Due 2/15/07 (A) .......................             210
    450          Citibank Credit Card Master Trust
                  Series 2002-A5 Class A
                  1.450% Due 9/17/07 (A) .......................             450
    595          Citibank Credit Card Master Trust
                  Series 2002-A9 Class A
                  1.450% Due 12/17/07 (A) ......................             595

 PRINCIPAL
 AMOUNT                                                                   VALUE
 (000'S)         SECURITY                                                (000'S)
---------        --------                                                -------

                 CORE BOND (CONTINUED)

   $580          Discover Card Master Trust I
                  Series 2001-4 Class A
                  1.510% Due 10/16/06 (A) ......................         $   580
  1,000          First Chicago Master Trust
                  Series 1999-X Class A
                  1.570% Due 6/15/05 (A) .......................           1,000
    210          First USA Credit Card Master Trust
                  Series 1998-4 Class A
                  1.560% Due 3/18/08 (A) .......................             210
    590          First USA Credit Card Master Trust
                  Series 2001-3 Class A
                  1.970% Due 11/19/08 (A) ......................             591
    600          MBNA Master Credit Card Trust
                  Series 1997-C Class A
                  1.530% Due 8/15/06 (A) .......................             600
    415          MBNA Master Credit Card Trust
                  Series 2002 Class A12
                  1.480% Due 4/15/08 (A) .......................             415
                                                                         -------
                                                                           5,628
                                                                         -------
                 FINANCE (0.8%)
    415          Student Loan Marketing Association
                  Series 2002-4 Class A2
                  1.440% Due 12/15/09 (A) ......................             415
    415          Student Loan Marketing Association
                  Series 2002-7 Class A1
                  1.436% Due 12/1/04 (A) .......................             415
                                                                         -------
                                                                             830
                                                                         -------
                 REAL ESTATE INVESTMENT TRUST
                  (REIT) (0.5%)
    487          JP Morgan Commercial Mortgage
                  Corp. Series 2000-Fl1 Class
                  1.645% Due 4/15/10 (A)(B) ....................             487
                                                                         -------

                 TOTAL ASSET BACKED SECURITIES
                  (Cost $6,950)                                            6,945
                                                                         -------
                 GOVERNMENT AGENCY
                 FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION (18.8%)
                  (Cost $19,832)
 19,840          Discount Note Due 1/13/03 .....................          19,832
                                                                         -------
                 REPURCHASE AGREEMENT (5.0%)
                  (Cost $5,206)
  5,206          UBS Warburg, LLC
                  1.100% Due 1/2/03 with
                  proceeds at maturity of $5,206
                  (collateralized by 3,538
                  United States Treasury Bond
                  8.875% Due 8/15/17
                  with value of $5,313) ........................           5,206
                                                                         -------



                        See notes to financial statements
                                                                         Page 17


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002


                                                                       VALUE
                                                                      (000'S)
                                                                      -------

                 CORE BOND (continued)

                 TOTAL INVESTMENTS (128.0%)
                   (Cost $131,966) .............................       $134,773

                 LIABILITIES IN EXCESS OF OTHER
                   ASSETS (-28.0%) .............................        (29,512)
                                                                       --------

                 TOTAL NET ASSETS (100.0%) .....................       $105,261
                                                                       ========



(A) Adjustable rate security. Rate stated is as of December 31, 2002. Principal payments on demand at periodic intervals.

(B) SEC Rule 144A Security. Such security has limited markets and is traded among qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines established by the Board of Trustees.

(C)  When issued security.

(D)  Callable security.

(E)  Step Up Net - Coupon rises if credit rating falls (and vice versa).

#    Portion of security out on Loan (see Note 3).

@    Indicates yield-to-maturity at December 31, 2002.








PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)         SECURITY                                                 (000'S)
---------       --------                                                 -------


                          INTERMEDIATE MUNICIPAL BOND

   $670          ALABAMA (3.6%)
                 Mobile Alabama Water & Sewer Commissioners
                   Water & Sewer Revenue
                   5.25% Due 1/1/13 ............................            $745

    180          CALIFORNIA (1.9%)
                 Bay Area Toll Authority California Toll
                   Bridge Revenue San Francisco Bay
                   Area-Series D
                   5.125% Due 4/1/13 ...........................             199

    175          Santa Monica-Malibu University School
                   District California Refunding
                   5.25% Due 8/1/14 ............................             197

                 COLORADO (0.8%)
    145          Westminster Colorado Multifamily Revenue
                   Refunding Housing Oasis Wexford Apts Project
                   5.35% Due 12/1/25 ...........................             154

                 GEORGIA (4.2%)
    285          Atlanta Georgia Water & Wastewater Revenue
                   Series A
                   5.00% Due 11/1/38 ...........................             322

    500          Savannah Georgia Economic Development
                   Authority College of Art & Design Inc.
                   Project Revenue Bonds
                   5.80% Due 10/1/05 ...........................             541

                 ILLINOIS (13.5%)
  1,000          Chicago Illinois O'Hare International
                   Airport Revenue Refunding-2nd
                   Lien Series C (MBIA Insured)
                   5.75% Due 1/1/09 ............................           1,133

    100          Cook & DuPage Counties Illinois Combined
                    School District #113 A Lemont Capital
                   Appreciation - Series B (FGIC Insured)
                   3.945% Due 12/1/05@ .........................              94

    570          DuPage & Cook Counties Illinois Community Unit
                   School District #205
                   5.00% Due 1/1/13 ............................             630









Page 18                 See notes to financial statements





WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)         SECURITY                                                 (000'S)
---------       --------                                                 -------

                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

   $111          Illinois Health Facilities Authority
                   Revenue Unrefunded Series A
                   (MBIA Insured)
                   7.90% Due 8/15/03 ...........................            $112

    600          Illinois State Sales Tax Revenue
                   5.50% Due 6/15/09 ...........................             685

    100          Illinois State Sales Tax Revenue
                   First Series
                   5.00% Due 6/15/13 ...........................             110

                 INDIANA (7.5%)
    500          Indianapolis Indiana Local Public
                   Improvement Bond Bank Series A
                   5.00% Due 7/1/09 ............................             555

    395          La Porte County Indiana General
                   Obligation (FGIC Insured)
                   5.00% Due 1/15/12 ...........................             435

    500          Purdue University Indiana
                   University Revenue Student
                   Fees Series O
                   4.25% Due 7/1/08 ............................             534

                 KENTUCKY (0.3%)
     60          Dayton Kentucky Elderly Housing
                   Mortgage Revenue Speers
                   Court (FHA Insured)
                   5.35% Due 9/1/05 ............................              62

                 LOUISIANA (7.8%)
    750          Louisiana State Office Facilities
                   Corporate Lease Revenue
                   Capital Complex Program
                   (AMBAC Insured)
                   5.00% Due 5/1/12 ............................             826

    630          New Orleans Louisiana Public
                   Improvement General
                   Obligation (FSA Insured)
                   7.20% Due 11/1/08 ...........................             776

                 MARYLAND (0.5%)
    100            Maryland State Single Family Mortgage
                   6.20% Due 4/1/04 ............................             104







                     INTERMEDIATE MUNICIPAL BOND (CONTINUED)

                 MICHIGAN (0.6%)
    $10            Ferris State College Michigan
                   Special Obligation
                   7.50% Due 8/15/03 ...........................             $10

    100          Michigan State Building Authority
                   Revenue Chippewa Correctional
                   Facilities Escrowed to Maturity
                   7.25% Due 10/1/04 ...........................             110

                 NEBRASKA (1.2%)
    230          Nebraska Investment Finance
                   Authority Multifamily Revenue
                   Refunding Housing Wycliffe West-Series A
                   5.50% Due 12/1/25 ...........................             239

                 NEW JERSEY (2.7%)
    320          Arlington Arms Financing Corporation New Jersey
                   Mortgage Revenue Arlington Arms Apartments
                   Section 8 (FHA Insured)
                   10.25% Due 3/1/25 ...........................             322

    225          Gateway New Jersey Housing Development
                   Corporation Revenue Multifamily Housing
                   Section 8 (FHA Insured)
                   10.50% Due 8/1/25 ...........................             235

                 NEW YORK (15.5%)
    750          Metropolitan Transportation Authority -
                   New York City Transitional Triborough
                   Bridge & Tunnel Authority Series A
                  (AMBAC Insured)
                   5.63% Due 1/1/12 ............................             849

    500          New York City Transitional Finance Authority
                   Revenue Bonds Series A
                   5.50% Due 11/1/26 ...........................             559

     50          New York New York Series C
                   5.25% Due 10/1/04 ...........................              52

    500          New York State Dormitory
                   Authority Revenue Series B
                   5.25% Due 11/15/23 ..........................             549







                        See notes to financial statements                Page 19




WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

PRINCIPAL
AMOUNT                                                                VALUE
(000'S)          SECURITY                                            (000'S)
-------          --------                                            -------

                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

   $200          New York State Power Authority Series A
                   5.00% Due 11/15/13 ..........................            $222

   820           New York State Thruway Authority
                   State Personal Income Tax
                   Revenue Transportation Series A
                   5.50% Due 3/15/13 ...........................             926

                 NORTH CAROLINA (4.1%)
   730           Charlotte North Carolina Water &
                   Sewer System Revenue
                   5.50% Due 6/1/12 ............................             839

                 OKLAHOMA (4.2%)
  1,625          Oklahoma County Oklahoma
                   Home Finance Authority Single
                   Family Refunding Subordinated
                   Mortgage Revenue Series B
                   4.163% Due 7/1/12@ ..........................             863

                 OREGON (2.9%)
    275          McMinnville Oregon School District
                   #40 Refunding Yamhill County
                   5.50% Due 6/15/12 ...........................             317

    270          Oregon State Housing & Community
                   Services Department Mortgage
                   Revenue Single Family Mortgage
                   Program Series B
                   6.88% Due 7/1/28 ............................             275

                 RHODE ISLAND (5.0%)
    950          Rhode Island Housing & Mortgage
                   Finance Corporation Multifamily
                   Housing Revenue Series A
                   (AMBAC Insured)
                   5.70% Due 7/1/07 ............................           1,014

                 TEXAS (14.5%)
    500          Arlington Texas School District
                   General Obligation
                   5.00% Due 2/15/11 ...........................             542

    540          Garland Texas Tax & Revenue
                   Certificates of Obligation
                   5.25% Due 2/15/16 ...........................             588

    265          Lower Colorado River Authority
                   Texas Revenue Prerefunded
                   6.25% Due 5/1/07 ............................             303


  PRINCIPAL
  AMOUNT                                                              VALUE
  (000'S)                 SECURITY                                   (000'S)

                     INTERMEDIATE MUNICIPAL BOND (CONTINUED)

   $500          Lower Colorado River Authority
                   Texas Revenue Refunding
                   Improvement (FSA Insured)
                   5.00% Due 5/15/12 ...........................            $544

    400          San Antonio Texas General Obligation
                   5.65% Due 2/1/13 ............................             446

    500          Texas State Water Financial Assistance Series A
                   General Obligation
                   5.20% Due 8/1/15 ............................             536

                 WASHINGTON (6.4%)
    250          Lynnwood Washington Water & Sewer Revenue
                   Refunding (FGIC Insured)
                   6.00% Due 12/1/07 ...........................             290

    600          Washington State Motor Vehicle Fuel Tax-Ser C
                   5.00% Due 1/1/10 ............................             664

    300          Washington State Non-Callable Motor Vehicle
                   Tax General Obligation
                   6.20% Due 3/1/08 ............................             351

                 WISCONSIN (1.6%)
    330          Elkhorn Wisconsin Area School
                   District Refunding - Series A
                   (FSA Insured)
                   4.00% Due 4/1/13 ............................             334
                                                                        --------

                 TOTAL INVESTMENTS (98.8%)
                   (Cost $19,067) ..............................          20,193

                 OTHER ASSETS IN EXCESS
                   OF LIABILITIES (1.2%) .......................             254
                                                                       ---------

                 TOTAL NET ASSETS (100.0%) .....................         $20,447
                                                                       =========

  @ Indicates yield-to-maturity at December 31, 2002.









Page 20                   See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002





                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)


                 WPG INTERMEDIATE MUNICIPAL BOND FUND
                 INDUSTRY CONCENTRATIONS
% OF NET                                                                 VALUE
 ASSETS                                                                  000'S
 ------                                                                  -----
   25.9%         General Obligations .........................           $ 5,298
   11.9%         Water/Sewer/Utility .........................             2,429
   11.1%         Special Tax .................................             2,280
    8.7%         Multifamily Housing .........................             1,787
    6.7%         Annual Appropriation ........................             1,375
    6.5%         Transportation ..............................             1,332
    5.7%         Pre-Refunded ................................             1,166
    5.3%         Education ...................................             1,075
    4.8%         Municipal ...................................               986
    4.2%         Miscellaneous Revenue .......................               849
    2.7%         Public Power ................................               544
    1.9%         Single-Family Housing .......................               379
    1.2%         Housing Development .........................               239
    1.1%         Electric ....................................               222
    0.6%         Escrow-to-Maturity ..........................               120
    0.5%         Health Care .................................               112
 -------                                                                --------
   98.8%         Total Investments ...........................            20,193

                 Other Assets in Excess
    1.2%           of Liabilities ............................               254
 -------                                                                --------

  100.0%         Total Net Assets ............................           $20,447
 =======                                                                ========




  PRINCIPAL
  AMOUNT                                                              VALUE
  (000'S)             SECURITY                                       (000'S)

                             GOVERNMENT MONEY MARKET

                  U.S. GOVERNMENT AGENCY
                  OBLIGATIONS (79.3%)
                  FEDERAL AGRICULTURAL (3.9%)
 $5,000           Discount Note Due 1/10/03 ....................          $4,998
                                                                        --------

                  FEDERAL FARM CREDIT (1.6%)
  2,000           Discount Note Due 10/7/03 ....................           1,979
                                                                        --------

                  FEDERAL HOME LOAN BANK (9.6%)
  5,400           Discount Note Due 1/3/03 .....................           5,400
  5,000           Discount Note Due 1/8/03 .....................           4,999
  1,000           Discount Note Due 1/8/03 .....................           1,000
  1,000           Discount Note Due 4/10/03 ....................             996
                                                                        --------
                                                                          12,395
                                                                        --------

                  FEDERAL HOME LOAN MORTGAGE
                  CORP. (24.1%)
  5,000           Discount Note Due 1/28/03 ....................           4,996
  5,000           Discount Note Due 1/30/03 ....................           4,994
  5,000           Discount Note Due 2/12/03 ....................           4,993
 10,000           Discount Note Due 2/13/03 ....................           9,986
  5,000           Discount Note Due 2/20/03 ....................           4,991
  1,050           Discount Note Due 7/17/03 ....................           1,042
                                                                        --------
                                                                          31,002
                                                                        --------

                  FEDERAL NATIONAL MORTGAGE

                  ASSOCIATION (40.1%)
  5,000           Discount Note Due 1/9/03                                 4,999
  1,000           Discount Note Due 1/22/03                                  999
  5,000           Discount Note Due 1/23/03                                4,994
  5,000           Discount Note Due 1/29/03                                4,994
  5,000           Discount Note Due 1/29/03                                4,994
  5,000           Discount Note Due 2/5/03                                 4,994
  5,000           Discount Note Due 2/7/03                                 4,992
  3,000           Discount Note Due 2/26/03                                2,994
  3,000           Discount Note Due 3/7/03                                 2,993
  5,000           Discount Note Due 3/14/03                                4,988
  5,000           Discount Note Due 3/26/03                                4,981
  1,000           Discount Note Due 3/31/03                                  996
  2,000           Discount Note Due 7/25/03                                1,980
  2,000           Discount Note Due 9/19/03                                1,979
                                                                        --------
                                                                          51,877
                                                                        --------

                  TOTAL U.S. GOVERNMENT
                  AGENCY NOTES
                  (Cost $102,251) ..............................         102,251
                                                                        --------






                    See notes to financial statements                    Page 21




WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

PRINCIPAL
AMOUNT                                                                VALUE
(000'S)                   SECURITY                                   (000'S)
-------                   --------                                   -------

                      GOVERNMENT MONEY MARKET (CONTINUED)

                 REPURCHASE AGREEMENT (14.7%)
                   (Cost $18,895)
$18,895          UBS Warburg Inc.
                   1.100% Due 1/2/03 with
                   proceeds at maturity $18,896
                   (collateralized by 17,422
                   United States Treasury Bond
                   5.500% Due 8/15/28
                   with value of $19,286) ......................         $18,895
                                                                        --------

                 TOTAL INVESTMENTS (94.0%)
                   (Cost $121,146) .............................         121,146

                 OTHER ASSETS IN EXCESS
                   OF LIABILITIES (6.0%) .......................           7,730
                                                                        --------

                 TOTAL NET ASSETS (100. 0%) ....................        $128,876
                                                                        ========




PRINCIPAL
AMOUNT                                                               VALUE
(000'S)                 SECURITY                                    (000'S)
-------                 --------                                    -------

                              TAX FREE MONEY MARKET

                 CALIFORNIA (0.6%)
 $1,000          California Higher Education
                   Loan Authority Inc. (Student Loan Revenue)
                   2.90% Due 7/1/03 ............................          $1,005

                 COLORADO (3.4%)
  1,800          Castle Pines North Colorado
                   Metro District Refunding
                   1.65% Due 12/1/28 (A) .......................           1,800

    300          Colorado Health Facilities Authority
                   Revenue The Visiting Nurse Corp.
                   1.80% Due 7/1/31 (A) ........................             300

  1,125          Colorado Springs Colorado
                   Revenue Goodwill Industries
                   1.70% Due 2/1/07 (A) ........................           1,125

    675          Summit County Colorado Recreational
                   Facilities Revenue Refunding
                   (Copper Mountain) Inc. Project
                   1.45% Due 4/1/17 (A) ........................             675

  1,550          Summit County Colorado Recreational
                   Facilities Revenue Refunding
                   (Copper Mountain) Inc. Project
                   1.45% Due 4/1/17 (A) ........................           1,550

                 FLORIDA (2.3%)
  1,000          Capital Trust Agency Florida
                   Multifamily Housing Revenue
                   Community Loan Program
                   1.73% Due 12/1/32 (A) .......................           1,000

  2,685          Pasco County Health Facility
                 Authority Multifamily Housing
                   Arms Magnolia Valley
                   1.33% Due 12/1/07 (A) .......................           2,685

                 GEORGIA (3.0%)
    200          Fulton County Georgia Multifamily
                   Housing Revenue Champions
                   Green Apartments
                   1.50% Due 10/1/25 (A) .......................             200

    600          Gwinnett County Georgia
                 Development Authority Revenue
                   (Wesleyan School Project)
                   1.55% Due 3/1/17 (A) ........................             600








Page 22                      See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

PRINCIPAL
AMOUNT                                                                 VALUE
(000'S)                    SECURITY                                   (000'S)
-------                    --------                                   -------

                       TAX FREE MONEY MARKET (CONTINUED)

   $900         Gwinnett County Georgia
                Development Authority Revenue
                (Wesleyan School Project)
                1.55% Due 3/1/21 (A) ...........................           $900

  1,975         Marietta Georgia Housing
                Authority Multifamily Housing
                Revenue (Falls at Bells Ferry)
                2.00% Due 1/15/09 (A) ..........................           1,975

  1,100         Savannah Housing Authority
                Multifamily Housing
                Revenue Refunding-Somerset
                Wharf Project B
                1.20% Due 6/15/26 (A) ..........................           1,100

                ILLINOIS (13.3%)
    500         Belleville Illinois Industrial
                Development Revenue Refunding -
                Wetterau Inc. Project
                1.65% Due 12/1/08 (A) ..........................             500

  1,000         Illinois Educational Facilities
                Lincoln Park Art
                1.55% Due 1/1/29 (A) ...........................           1,000

  3,000         Illinois Development Finance
                Authority Revenue Bonds
                (Museum of Contemporary
                Arts Project) Ser. 1994
                1.60% Due 2/1/29 (A) ...........................           3,000

    800         Illinois Development Finance
                Authority (Dart Container)
                1.85% Due 8/1/25 (A) ...........................             800

    800         Illinois Development Finance
                Authority Educational Facilities
                Revenue - Trinity International
                University Project Series A
                1.60% Due 10/1/30 (A) ..........................             800

  1,500         Illinois Development Finance
                Authority Revenue - Casa
                Central Padres Project
                1.70% Due 8/1/26 (A) ...........................           1,500

  1,700         Illinois Development Finance
                Authority Revenue (Palos
                Community Hospital)
                1.60% Due 11/15/24 (A) .........................           1,700


 PRINCIPAL
 AMOUNT                                                              VALUE
 (000'S)                  SECURITY                                  (000'S)
 -------                  --------                                  -------

 TAX FREE MONEY MARKET (CONTINUED)

 $1,300            Illinois Development Finance
                   Authority Revenue Bonds
                   (Dart Container Corp.)
                   1.80% Due 12/1/09 (A) .......................         $1,300

  1,000            Illinois Educational Facilities
                   Authority Revenue B (Field
                   Museum of Natural History)
                   1.55% Due 11/1/25 (A) .......................          1,000

  2,100            Illinois Educational Facilities
                   Authority Revenue Bonds Field
                   Museum of Natural History
                   1.55% Due 11/1/32 (A) .......................          2,100

    550            Illinois Educational Facilities
                   Authority Revenue Concordia
                   University River Project
                   1.85% Due 10/1/31 (A) .......................            550

  3,900            Illinois Health Facilities
                   Authority Revenue Elmhurst
                   Memorial Health - B
                   1.85% Due 1/1/20 (A) ........................          3,900

  1,000            Rockford Illinois School District
                   No 205 Tax Anticipation Warrants
                   2.78% Due 10/30/03 ..........................          1,005

  2,300            Village of Troy Grove Illinois
                   (Unimin Corp.)
                   2.50% Due 5/1/10 (A) .......................           2,300

                   INDIANA (7.5%)
  1,000            Avon Indiana Community School
                   Corp. Tax Anticipation Warrants
                   1.95% Due 12/31/03 ..........................          1,003

  2,906            Bartholomew Consolidated School
                   Tax Anticipation Warrants
                   2.25% Due 12/31/03 ..........................          2,931

  1,000            Crawfordsville Indiana
                   Multifamily Housing -
                   Autumn Woods Phase II - A
                   1.70% Due 1/1/32 (A) ........................          1,000

  1,000            Frankfort Indiana Economic
                   Development Revenue
                   Frito Lay Inc. Project
                   2.10% Due 11/1/14 (A) .......................          1,000



                           See notes to financial statements             Page 23








WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

PRINCIPAL
AMOUNT                                                                VALUE
(000'S)                    SECURITY                                  (000'S)
-------                    --------                                  -------

                       TAX FREE MONEY MARKET (CONTINUED)

 $2,000          Indiana Bond Bank Advanced
                 Funding Program Notes Series B
                 2.00% Due 1/22/03 .............................          $2,001

    500          Indiana Health Facilities Financing
                 Authority Revenue Capital
                 Access Pool Program - Series A
                 1.55% Due 4/1/12 (A) ..........................             500

  1,300          Indiana Health Facility Financing
                 Authority Revenue Bethesda
                 Living Center Series B
                 1.60% Due 8/1/31 (A) ..........................          1,300

    150          Indiana State Development
                 Authority Revenue Educational
                 Facilities Cathedral Trustees Inc.
                 1.85% Due 9/1/26 (A) ..........................             150

  1,000          Indianapolis Indiana
                 Economic Development
                 (Joint & Clutch Series 1984)
                 2.00% Due 12/1/14 (A) .........................           1,000

  1,300          North Side Indiana
                 High School Building Corp.
                 Bond Anticipation Notes
                 2.05% Due 4/15/03 .............................           1,300

                 IOWA (3.8%)
  1,500          Chillicothe Iowa Pollution Control
                 Revenue Iowa-Illinois
                 Gas & Electric Project
                 1.70% Due 1/1/23 (A) ..........................           1,500

  1,800          Council Bluffs Iowa Pollution
                 Control Revenue Iowa -
                 Illinois Gas & Electric Project
                 1.70% Due 1/1/25 (A) ..........................           1,800

    300          Iowa Finance Authority Private
                 College Drake University
                 1.85% Due 7/1/31 (A) ..........................             300

  1,100          Iowa Finance Authority Revenue
                 Burlington Medical Center
                 1.85% Due 6/1/27 (A) ..........................           1,100

  1,500          Iowa Higher Education Loan
                 Authority Revenue Maharishi
                 University of Management
                 1.70% Due 10/1/30 (A) .........................           1,500



 PRINCIPAL
 AMOUNT                                                              VALUE
 (000'S)                  SECURITY                                  (000'S)
 -------                  --------                                  -------

 TAX FREE MONEY MARKET (CONTINUED)

                   KANSAS (7.2%)
 $4,090            Kansas State Development
                   Finance Authority Lease Revenue
                   Kansas Department Admin J2
                   1.85% Due 12/1/34 (A) .......................          $4,090

  2,800            Olathe Kansas Health Facilities
                   Revenue Olathe Medical Center
                   1.85% Due 9/1/32 (A) ........................          2,800

  2,800            Prairie Village Multifamily Revenue
                   Corinth Place Apts Project
                   1.60% Due 11/1/30 (A) .......................          2,800

  2,000            Salina Kansas Central Mall
                   (Salina Central Mall Dillard)
                   1.75% Due 12/1/14 (A) .......................          2,000

                   KENTUCKY (3.2%)
    430            Elva - New Harmony - Oak Level
                   Kentucky Fire Protection District
                   1.75% Due 12/1/31 (A) .......................            430

  1,935            Fort Thomas Kentucky Industrial
                   Building Revenue
                   (Carmel Manor Project)
                   1.70% Due 10/1/14 (A) .......................          1,935

    490            Harvey Brewers Fire Protection
                   District Kentucky Lease
                   Revenue Program Series C2
                   1.75% Due 12/1/31 (A) .......................            490

    490            Muhlenberg County Kentucky
                   Airport District Area Development
                   Financial Trust
                   1.75% Due 12/1/31 (A) .......................            490

  1,900            Owensboro Kentucky Limited
                   Obligation Revenue Dart
                   Polymers Inc. Proj-A
                   1.75% Due 7/1/11 (A) ........................          1,900

                   LOUISIANA (1.1%)
    200            East Baton Rouge Parish-Louisiana
                   Pollution Control Revenue
                   Rhone-Poulene Inc. Project
                   1.80% Due 6/1/11 (A) ........................            200







Page 24                     See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

PRINCIPAL
AMOUNT                                                    VALUE
(000'S)         SECURITY                                  (000'S)

TAX FREE MONEY MARKET (CONTINUED)

$1,600          Louisiana Public Facilities
                Authority Revenue
                St. Martins Episcopal School
                1.70% Due 9/1/19 (A)                      $1,600

                MARYLAND (1.9%)
2,300           Howard County Maryland
                Revenue Owen Brown
                Joint Venture Facility
                1.40% Due 5/1/11 (A)                      2,300

815             Maryland State Industrial
                Development Authority Financing
                Authority Revenue Baltimore
                International Culinary
                1.65% Due 5/1/24 (A)                      815

                MASSACHUSETTS (0.6%)
1,000           Blackstone Valley Massachusetts
                Vocational Regional School
                District Bond Anticipation Notes
                2.50% Due 7/15/03                         1,003

                MICHIGAN (6.9%)
865             Birmingham Michigan Economic
                Development Corporation
                (Brown Street Project 83)
                1.58% Due 12/1/18 (A)                     865

1,755           Lansing Michigan Economic
                Development Corp.
                (Atrium Office Building)
                1.95% Due 5/1/15 (A)                      1,755

490             Leelanau County Michigan
                Economic Development Corp.
                Revenue (American Community
                Mutual Insurance Co. Project)
                1.70% Due 6/15/06 (A)                     490

1,900           Michigan State Grant
                Anticipation Notes Series B
                1.45% Due 9/15/08 (A)                     1,900

600             Michigan State Job Development
                Authority Revenue
                (Kentwood Residence)
                1.30% Due 11/1/14 (A)                     600

 PRINCIPAL
 AMOUNT                                                                VALUE
 (000'S)                   SECURITY                                   (000'S)
 -------                   --------                                   -------

                        TAX FREE MONEY MARKET (CONTINUED)

   $270            Michigan State Strategic Fund
                   Limited Obligation Revenue
                   Refunding (Woodbridge
                   Commercial Properties)
                   1.65% Due 10/15/05 (A) ......................           $270

  2,645            Oakland County Michigan Economic
                   Development Corporation
                   (Corners Shopping Center)
                   1.80% Due 8/1/15 (A) ........................          2,645

  2,000            Pinckney Michigan Community
                   Schools State Aid Notes
                   1.85% Due 8/21/03 ...........................          2,003

    640            Sterling Heights Michigan
                   Economic Development Corp.
                   Sterling Shopping Center
                   1.65% Due 12/1/10 (A) .......................            640

                   MINNESOTA (3.9%)
  1,300             Brooklyn Center Industrial
                   Development Revenue
                   Brookdale Corp. III Project
                   1.85% Due 12/1/14 (A) .......................          1,300

    395            Duluth Health Care Facilities
                   Miller Dwan Medical Center
                   1.85% Due 6/1/19 (A) ........................            395

    770            Hutchinson Minnesota Economic
                   Development Authority Revenue
                   Refunding (Developers Diversified)
                   1.75% Due 8/15/06 (A) .......................            770

    791            International Falls Minnesota
                   Economic Development Revenue
                   (Developers Diversified)
                   Ltd. Project
                   1.87% Due 7/1/06 (A) ........................            791

    100            Minnesota and St. Paul Housing
                   and Revenue Development
                   Authority Children's
                   Healthcare System - B
                   1.85% Due 8/15/25 (A) .......................            100

  3,000            Minnesota School District Tax &
                   Aid Anticipated Borrowing
                   Program Certificates Aid
                   Anticipation Notes Series A
                   2.25% Due 8/20/03 ...........................          3,014


                See notes to financial statements                        Page 25








WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

PRINCIPAL
AMOUNT                                                                 VALUE
(000'S)                    SECURITY                                   (000'S)
-------                    --------                                   -------

                       TAX FREE MONEY MARKET (CONTINUED)

                 MISSOURI (3.6%)
   $500          Clayton Industrial Development
                 Authority Industrial
                 Development Revenue
                 Refunding Bailey Court Project
                 1.67% Due 1/1/09 (A) ..........................           $500

    100          Kansas City Missouri Industrial
                 Development Authority Revenue
                 Multifamily Housing -
                 Springs Apartment
                 1.70% Due 9/1/25 (A) ..........................            100

    100          Missouri State Health & Educational
                 Facilities Authority -
                 Kansas City Art Institute
                 1.90% Due 11/1/29 (A) .........................            100

    100          Missouri State Health & Educational
                 Facilities Authority -
                 St. Louis University Series 99B
                 1.85% Due 10/1/24 (A) .........................            100

  1,325          Missouri State Health & Educational
                 Facilities Authority School District
                 Advanced Funding Program
                 2.25% Due 10/24/03 ............................          1,332

    900          St. Charles County Industrial
                 Development Authority Revenue
                 Sun River Village
                 1.52% Due 12/1/27 (A) .........................            900

  2,800          University of Missouri Facilities
                 Revenue Series B
                 1.80% Due 11/1/30 (A) .........................          2,800

                 NEW YORK (6.1%)
  1,500          Board Cooperative Educational
                 Services New York Sole
                 Supervisory Trust Revenue
                 Anticipation Notes
                 2.375% Due 8/12/03 ............................          1,508

  1,500          Herkimer County New York
                 Industrial Development Authority
                 Civic Facilities Revenue
                 Templeton Foundation Project
                 1.65% Due 12/1/14 (A) .........................          1,500

    380          Marathon New York
                 Central School District
                 3.00% Due 4/15/03 .............................            381



 PRINCIPAL
 AMOUNT                                                                VALUE
 (000'S)                    SECURITY                                  (000'S)
 -------                    --------                                  -------

                        TAX FREE MONEY MARKET (CONTINUED)

 $6,000            New York City New York
                   Transitional Finance Authority
                   1.58% Due 11/1/09 (A) .......................         $6,000

    500            New York City General
                   Obligation Series 92 D
                   1.60% Due 2/1/21 (A) ........................            500

                   NORTH CAROLINA (2.9%)
  1,465            Granville North Carolina
                   Industrial Facilities & Pollution
                   Control Finance Authority
                   Lenox Inc. Project
                   1.61% Due 8/1/14 (A) ........................          1,465

  3,180            North Carolina Medical Care
                   Community Health Care Facility
                   Lutheran Services for Aging
                   1.60% Due 3/1/28 (A) ........................          3,180

                   OHIO (5.1%)
    505            Clermont County Ohio Economic
                   Development Revenue
                   (John Q. Hammons Project)
                   1.85% Due 5/1/12 (A) ........................            505

  2,390            Lakewood Ohio Hospital Revenue
                   (Hospital Improvement
                   Series 1983)
                   1.81% Due 11/1/10 (A) .......................          2,390

  1,300            Shaker Heights Ohio
                   Shaker Towne Centre
                   Community Development
                   2.25% Due 7/10/03 ...........................          1,305

    470            Stark County Ohio Health Care
                   Facilities (Canton Christian
                   Home) Project Series 90
                   1.55% Due 9/15/16 (A) .......................            470

  1,640            Stark County Ohio Health Care
                   Facilities (Canton Christian
                   Home) Series 90
                   1.60% Due 9/1/15 (A) ........................          1,640

    200            Stark County Ohio Industrial
                   Development Revenue (Belpar
                   Professional Building)
                   1.65% Due 10/1/04 (A) .......................            200











Page 26                  See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

PRINCIPAL
AMOUNT                                                               VALUE
(000'S)                  SECURITY                                   (000'S)
-------                  --------                                   -------

                       TAX FREE MONEY MARKET (CONTINUED)

 $1,800        Stark County Ohio Industrial
               Development Revenue
               (Newmarket Packing Ltd.)
               1.85% Due 11/1/14 (A) ...........................         $1,800

               OKLAHOMA (2.2%)
  3,600        Tulsa Oklahoma Authority Revenue
               Tulsa County Housing Fund Inc.
               1.73% Due 10/1/32 (A) ...........................          3,600

               OREGON (0.6%)
  1,000        Oregon State Tax
               Anticipation Notes
               3.25% Due 5/1/03 ................................          1,004

               PENNSYLVANIA (5.4%)
    600        Allegheny County Pennsylvania
               Higher Education Building
               Authority-- Thiel College - B
               1.65% Due 11/15/29 (A) ..........................            600

  1,445        Allegheny County Pennsylvania
               Industrial Development
               Authority Revenue Jewish
               Home & Hospital Ser-B
               1.65% Due 10/1/26 (A) ...........................          1,445

  4,000        Allegheny County Pennsylvania
               Refunding Series C-50
               2.05% Due 5/1/27 (A) ............................          4,000

  1,500        Pennsylvania State Higher
               Education Facilities Authority
               St. Francis College Project
               1.65% Due 11/1/23 (A) ...........................          1,500

  1,115        South Fork Municipal Authority
               Hospital Lee Hospital
               Project Series B
               1.70% Due 7/1/23 (A) ............................          1,115

               TENNESSEE (1.6%)
  2,000        Franklin County Tennessee Health
               & Educational Facilities Revenue
               (University of the South Sewanee)
               1.40% Due 9/1/10 (A) ............................          2,000

    575        Metropolitan Government of
               Nashville & Davidson County
               Tennessee Health & Education
               Board Revenue -
               Franklin Road Academy
               1.55% Due 7/1/21 (A) ............................            575

 PRINCIPAL
 AMOUNT                                                                 VALUE
 (000'S)                  SECURITY                                     (000'S)

                        TAX FREE MONEY MARKET (CONTINUED)

                   TEXAS (1.3%)
 $2,090            Gulf Coast Waste Disposal
                   Authority Texas Revenues -
                   Armco Inc. Project
                   1.65% Due 12/1/08 (A) .......................         $2,090

                   VERMONT (1.5%)
  1,030            Vermont Educational & Health
                   Buildings Financing
                   Agency Revenues
                   1.65% Due 8/1/05 (A) ........................          1,030

    780            Vermont Educational and
                   Health Buildings Finance
                   Agency Hospital Revenue
                   Bonds Northeastern
                   Vermont Regional Hospital
                   1.55% Due 10/1/25 (A) .......................            780

    545            Vermont Industrial Development
                   Authority Hydroelectric
                   Revenue Bond Central
                   Vermont Public Services Corp.
                   1.35% Due 12/1/13 (A) .......................            545

                   WASHINGTON (5.2%)
    300            Washington State Housing Finance
                   Commission - Panorama City
                   Project Series 1997
                   1.85% Due 1/1/27 (A) ........................            300

    100            Washington State Housing Finance
                   Commission Nonprofit Housing
                   Revenue (Emerald Heights)
                   1.75% Due 1/1/21 (A) ........................            100

  2,315            Washington State Housing Finance
                   Commission Nonprofit Housing
                   Revenue Christian Ministries B
                   1.60% Due 7/1/11 (A) ........................          2,315

  3,200            Washington State Housing
                   Finance Commission Nonprofit
                   Housing Revenue Rockwood
                   Retirement Communities
                   1.85% Due 1/1/34 (A) ........................          3,200

  1,025            Washington State Housing
                   Finance Commission Nonprofit
                   Housing Revenue Tacoma
                   Art Museum Project
                   1.70% Due 6/1/32 (A) ........................          1,025


              See notes to financial statements                          Page 27





WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002

PRINCIPAL
AMOUNT                                                                 VALUE
(000'S)                        SECURITY                               (000'S)
-------                        --------                               -------

                       TAX FREE MONEY MARKET (CONTINUED)

 $1,400          Washington State Housing
                 Finance Commission Spokane
                 United Methodist Homes
                 Program -A
                 1.85% Due 1/1/30 (A) ..........................         $1,400

                 WEST VIRGINIA (0.4%)
    700          Putnam County West Virginia
                 Industrial Development
                 Revenue FMC Corp. Project
                 1.45% Due 10/1/11 (A) .........................            700


                 WISCONSIN (5.4%)
    850          Bruce Wisconsin School District
                 2.03% Due 7/25/03 .............................            851

  1,200          Wisconsin State Health &
                 Education Facilities Authority
                 Revenue Alverno College Project
                 1.85% Due 11/1/17 (A) .........................          1,200


  5,500          Wisconsin State Health &
                 Education Facilities Authority
                 Revenue Gundersen Lutheran
                 Series A
                 1.85% Due 12/1/15 (A) .........................          5,500

1,000            Wisconsin State Health &
                 Educational Facilities Authority
                 Revenue Oakwood Series B
                 1.65% Due 8/15/30 (A) .........................          1,000

    250          Wisconsin State Health &
                 Educational Facilities
                 Authority Revenue Meriter
                 Hospital Inc. Project
                 1.85% Due 12/1/32 (A) .........................            250

                 WYOMING (1.5%)
  1,500          Campbell County Wyoming
                 School District No. 001
                 Gillette General Fund-Tax
                 Anticipation Warrants
                 2.50% Due 6/26/03 .............................          1,503

    845          Cheyenne County Wyoming
                 Revenue Refunding (Holiday Inn)
                 1.70% Due 10/1/10 (A) .........................            845

                 MULTI STATE (4.9%)
  6,300          GAF Tax Exempt Bond
                 Grantor Trust Series A
                 1.95% Due 4/1/08 (A)(B) .......................          6,300

PRINCIPAL
AMOUNT                                                                 VALUE
(000'S)                    SECURITY                                   (000'S)

                       TAX FREE MONEY MARKET (CONTINUED)

   $730        Greystone Municipal Lease
               Certificates Series A
               1.69% Due 7/1/05 (A)(C) .........................           $730

    300        Greystone Tax Exempt Certificate
               Trust 1 Series Certificates of
               Beneficial Ownership
               1.75% Due 5/1/28 (A)(D) .........................            300

    665        McDonald Tax-Exempt Mortgage Trust#
               2.10% Due 1/15/09 (A)(E) ........................            666
                                                                      ---------


               TOTAL INVESTMENTS (106.4%)
               (Cost $172,291) .................................        172,291

               LIABILITIES IN EXCESS OF
               OTHER ASSETS (-6.4%) ............................        (10,351)
                                                                      ---------

               TOTAL NET ASSETS (100.0%) .......................       $161,940
                                                                      ---------



(A) Interest rate subject to change approximately every 1 to 397 days.
    Principal payable on demand at periodic intervals at the fund's option.

(B) IN - 36%, TN- 64%.
(C) AL - 1.6%, CA - 9.5%, CO - 0.2%, CT - 0.2%,
FL - 5.0%, GA - 5.1%, IL - 1.3%, IN - 6.9%,
KS - 0.1%, KY - 2.6%, MA - 0.9%, ME - 5.5%,
MI - 7.5%, MN - 0.9%, NH - 3.9%, NJ - 17.3%,
NY - 7.6%, OH - 3.8% OK - 0.2%, PA - 7.2%,
SC -5.7%, TX - 6.5%, VA - 0.5%.
(D) AK - 6.0%, FL - 9.1%, GA - 30.4%, KS - 4.5%,
TN - 34.0%, VA - 16.0%.
(E) MI - 15%, OH - 70%, PA - 15%.





Page 28                     See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002




                       TAX FREE MONEY MARKET (CONTINUED)



                         WPG TAX FREE MONEY MARKET FUND
                         INDUSTRY CONCENTRATIONS
% OF NET                                                                VALUE
ASSETS                                                                  000'S
------                                                                  -----
   20.6%         Industrial Revenue Bond ...................          $  33,291
   17.9%         Health Care ...............................             29,055
   12.0%         Cashflow Notes ............................             19,460
   11.6%         Not-for-Profit ............................             18,750
   11.4%         Multifamily Housing .......................             18,510
    8.3%         Education .................................             13,395
    5.0%         Asset Backed ..............................              7,996
    4.7%         General Obligations .......................              7,661
    3.7%         Special Tax ...............................              6,000
    2.8%         Nursing Home ..............................              4,600
    2.8%         Annual Appropriation ......................              4,520
    2.6%         Bond Anticipation Notes ...................              4,203
    2.4%         Investor Owned Utility ....................              3,845
    0.6%         Student Loans .............................              1,005
  -----                                                               ---------
  106.4%         Total Investments .........................            172,291

                 Liabilities in Excess of
   (6.4%)        Other Assets ..............................            (10,351)
  -----                                                               ---------
  100.0%         Total Net Assets ..........................          $ 161,940
  =====                                                               =========







                    See notes to financial statements                    Page 29





WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 2002

                                                               LARGE CAP  QUANTITATIVE
$ IN THOUSANDS                                       TUDOR      GROWTH      EQUITY
----------------------------------------------------------     ---------  ------------

   ASSETS
Investments at value # .........................   $ 45,354    $ 41,507    $ 15,149
Investments in Repurchase Agreements, at value #      2,555           0           0
Cash ...........................................          0           0           3
Receivable for investment securities sold ......      1,410       2,422          19
Receivable for Fund shares sold ................        248           0           0
Dividends and interest receivable ..............          8          15          23
Other assets ...................................          4           3           1
                                                   --------    --------    --------
                                                     49,579      43,947      15,195
                                                   --------    --------    --------

   LIABILITIES
Distributions payable ..........................          0           0           0
Cash overdraft .................................          3         354           0
Payable for investment securities purchased ....        931           0           0
Payable for Fund shares redeemed ...............        837          97           0
Accrued investment advisory fee payable - Note 5         38          31          10
Accrued administration fee payable - Note 5 ....          6           5           1
Accrued expenses ...............................         59          48          39
                                                   --------    --------    --------
                                                      1,874         535          50
                                                   --------    --------    --------
   NET ASSETS ..................................     47,705      43,412      15,145
                                                   ========    ========    ========

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ..........      1,415       2,266           6
Paid-in surplus ................................     61,946      47,187      20,423
Distributions in excess of net investment income          0           0         (68)
Accumulated net realized losses on investments .    (17,217)     (4,286)     (3,167)
Net unrealized appreciation/(depreciation) on
   investments .................................      1,561      (1,755)     (2,049)
                                                   --------    --------    --------
NET ASSETS APPLIED TO OUTSTANDING SHARES .......     47,705      43,412      15,145
                                                   ========    ========    ========
CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding (000's) ............................      4,246       2,266       5,518
                                                   ========    ========    ========
Par Value ......................................    $.331/3    $   1.00    $  0.001
                                                   ========    ========    ========
Net asset value per share ......................    $ 11.24    $  19.16    $   2.74
                                                   ========    ========    ========

# INVESTMENTS AT COST ..........................     46,348      43,262      17,198
                                                   ========    ========    ========

UNREALIZED APPRECIATION/(DEPRECIATION):
Gross appreciation .............................      7,163       3,455         761
Gross depreciation .............................     (5,602)     (5,210)     (2,810)
                                                   --------    --------    --------
NET UNREALIZED APPRECIATION/(DEPRECIATION) .....      1,561      (1,755)     (2,049)
                                                   ========    ========    ========












Page 30                      See notes to financial statements






               INTERMEDIATE
                MUNICIPAL      GOVERNMENT      TAX FREE
CORE BOND          BOND       MONEY MARKET    MONEY MARKET
---------          ----       ------------    ------------


$ 129,567       $  20,193       $ 102,251       $ 172,291
    5,206               0          18,895               0
        0               0               0              50
    5,184               0               0               0
      336               0          10,160           1,053
      637             333               1             495
        7               1              10              12
---------       ---------       ---------       ---------
  140,937          20,527         131,317         173,901
---------       ---------       ---------       ---------


       70              29               0               1
        7               1               0               0
   35,475               0               0           9,834
       53              21           2,299           2,005
       20               4              57              68
        0               0               2               4
       51              25              83              49
---------       ---------       ---------       ---------
   35,676              80           2,441          11,961
---------       ---------       ---------       ---------
  105,261          20,447         128,876         161,940
=========       =========       =========       =========


       10               2             129             162
  129,572          19,344         130,288         161,802
      (37)            (25)              0               0
  (27,091)              0          (1,541)            (24)
    2,807           1,126               0               0
---------       ---------       ---------       ---------
  105,261          20,447         128,876         161,940
=========       =========       =========       =========


   10,081           1,891         128,692         161,965
=========       =========       =========       =========
$   0.001       $   0.001       $   0.001       $   0.001
=========       =========       =========       =========
$   10.44       $   10.81       $    1.00       $    1.00
=========       =========       =========       =========

  131,966          19,067         121,146         172,291
=========       =========       =========       =========


    2,863           1,127               0               0
      (56)             (1)              0               0
---------       ---------       ---------       ---------
    2,807           1,126               0               0
=========       =========       =========       =========












                  See notes to financial statements                      Page 31





WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF OPERATIONS FOR YEAR ENDED DECEMBER 31, 2002

                                                                  LARGE CAP  QUANTITATIVE
$ IN THOUSANDS                                           TUDOR     GROWTH       EQUITY
---------------------------------------------------------------   ---------  ------------
INVESTMENT INCOME:
Dividends .........................................   $    190    $    450    $    283
Interest ..........................................         50          43           0
Income from securities loaned - Note 3 ............         13           0           0
Class action litigation settlement proceeds .......        149           0           0
Other .............................................          0           1           1
                                                      --------    --------    --------
                                                           402         494         284
                                                      --------    --------    --------
EXPENSES:
Investment advisory fee - Note 5 ..................        500         450         136
Transfer agent fees and expenses ..................        121          82          41
Administration fees - Note 5 ......................         69          64          13
Custodian fees and expenses - Note 7 ..............         18          14           6
Fund accounting fees and expenses .................         26          27          16
Professional fees .................................         56          48          44
Trustees' fees and expenses .......................         17          17          16
Registration fees .................................         20          19          17
Shareholders' reports .............................          9           8           6
Other expenses ....................................         17          21           9
                                                      --------    --------    --------
                                                           853         750         304
Less fees waived by adviser .......................          0           0           0
Less expenses paid indirectly - Note 7 ............         (1)         (1)         (1)
                                                      --------    --------    --------
                                                           852         749         303
                                                      --------    --------    --------
NET INVESTMENT INCOME/(LOSS) ......................       (450)       (255)        (19)
                                                      --------    --------    --------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain/(loss) on investments .........    (12,152)     (3,508)     (2,407)
  Net change in unrealized appreciation/
    (depreciation) on investments .................     (5,566)    (15,143)     (1,770)
                                                      --------    --------    --------
NET GAIN/(LOSS) ON INVESTMENTS ....................    (17,718)    (18,651)     (4,177)
                                                      --------    --------    --------

NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ......................    (18,168)    (18,906)     (4,196)
                                                      ========    ========    ========























Page 32                           See notes to financial statements



                                  INTERMEDIATE       GOVERNMENT        TAX FREE
                                   MUNICIPAL           MONEY             MONEY
                CORE BOND            BOND              MARKET            MARKET
                ---------            ----              ------            ------


                $       0          $      0          $      0          $      0
                    4,881               943             4,421             3,487
                        5                 0                 0                 0
                        0                 0                 0                 0
                        0                 0                 0                 0
                ---------          --------          --------          --------
                    4,886               943             4,421             3,487
                ---------          --------          --------          --------

                      649                99             1,165             1,018
                       42                36               259                63
                        0                 0                34                61
                       31                 4                28                29
                       53                19                95                88
                       65                28                85                72
                       19                16                22                21
                       16                16                19                27
                        6                 5                10                 7
                       21                10                42                25
                ---------          --------          --------          --------
                      902               233             1,759             1,411
                     (359)              (64)                0                 0
                       (3)                0                (6)               (2)
                ---------          --------          --------          --------
                      540               169             1,753             1,409
                ---------          --------          --------          --------
                    4,346               774             2,668             2,078
                ---------          --------          --------          --------


                    4,858               311                 3                (5)

                    1,868               759                 0                 0
                ---------          --------          --------          --------
                    6,726             1,070                 3                (5)
                ---------          --------          --------          --------


                   11,072             1,844             2,671             2,073
                =========          ========          ========          ========























                     See notes to financial statements                   Page 33





WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                      LARGE CAP                QUANTITATIVE
                                                                TUDOR                   GROWTH                    EQUITY
-----------------------------------------------------------------------------------------------------------------------------------

$ IN THOUSANDS                                          2002          2001          2002         2001        2002         2001

OPERATIONS:
Net investment income/(loss) ......................   ($    450)   $      81    ($    255)   ($     98)   ($     19)   ($     74)
Net realized gain/(loss) on investments ...........     (12,152)      (5,468)      (3,508)        (827)      (2,407)        (636)
Change in unrealized
  appreciation/(depreciation)
  on investments ..................................      (5,566)      (8,289)     (15,143)     (20,799)      (1,770)      (1,777)
                                                      ---------    ---------    ---------    ---------    ---------    ---------
NET INCREASE/(DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .................................     (18,168)     (13,676)     (18,906)     (21,724)      (4,196)      (2,487)
                                                      ---------    ---------    ---------    ---------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ........................           0            0            0            0            0            0
From realized gains ...............................           0       (2,158)           0         (766)           0            0
                                                      ---------    ---------    ---------    ---------    ---------    ---------
NET DECREASE DUE TO
  DISTRIBUTIONS ...................................           0       (2,158)           0         (766)           0            0
                                                      ---------    ---------    ---------    ---------    ---------    ---------

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
RECEIVED ON ISSUANCE:
  Shares sold .....................................      18,801       17,011        3,459        3,359        1,095          924
  Distributions reinvested ........................           0        1,953            0          643            0            0
  Shares redeemed .................................     (24,252)     (26,224)     (16,072)     (15,928)      (4,141)      (5,874)
                                                      ---------    ---------    ---------    ---------    ---------    ---------
NET INCREASE/(DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS ......................      (5,451)      (7,260)     (12,613)     (11,926)      (3,046)      (4,950)
                                                      ---------    ---------    ---------    ---------    ---------    ---------

TOTAL INCREASE/(DECREASE)
  IN NET ASSETS ...................................     (23,619)     (23,094)     (31,519)     (34,416)      (7,242)      (7,437)

NET ASSETS:
Beginning of year .................................      71,324       94,418       74,931      109,347       22,387       29,824
                                                      ---------    ---------    ---------    ---------    ---------    ---------
End of year* ......................................      47,705       71,324       43,412       74,931       15,145       22,387
                                                      =========    =========    =========    =========    =========    =========

*Includes distributions in excess of
  net investment income ...........................   $       0    $       0    $       0    $       0    ($     68)   ($     68)
                                                      =========    =========    =========    =========    =========    =========

Transactions in shares of the funds (in thousands):
  Sold ............................................       1,557        1,079          151          117          355          262
  Reinvestment of distributions ...................           0          130            0           24            0            0
  Redeemed ........................................      (1,999)      (1,651)        (718)        (563)      (1,258)      (1,576)
                                                      ---------    ---------    ---------    ---------    ---------    ---------
Net increase/(decrease) ...........................        (442)        (442)        (567)        (422)        (903)      (1,314)
                                                      =========    =========    =========    =========    =========    =========









Page 34                                            See notes to financial statements




                                       INTERMEDIATE
              CORE                       MUNICIPAL                    GOVERNMENT                    TAX FREE
              BOND                         BOND                      MONEY MARKET                 MONEY MARKET

      2002          2001          2002           2001           2002           2001            2002           2001


$     4,346    $     6,198    $       774    $       778    $     2,668    $    14,678    $     2,078    $     5,880
      4,858          5,918            311            177              3            470             (5)            (4)


      1,868           (695)           759           (189)             0              0              0              0
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


     11,072         11,421          1,844            766          2,671         15,148          2,073          5,876
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


     (4,346)        (6,199)          (774)          (778)        (2,668)       (14,678)        (2,078)        (5,881)
          0              0           (303)          (102)             0              0              0              0
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

     (4,346)        (6,199)        (1,077)          (880)        (2,668)       (14,678)        (2,078)        (5,881)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------




     18,135         21,970          4,636          5,079      4,746,181      3,616,844      1,438,355      1,097,432
      3,396          4,964            669            503          2,528         14,463          2,032          5,803
    (46,793)       (22,906)        (4,692)        (3,342)    (5,011,689)    (3,615,603)    (1,484,346)    (1,106,237)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    (25,262)         4,028            613          2,240       (262,980)        15,704        (43,959)        (3,002)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    (18,536)         9,250          1,380          2,126       (262,977)        16,174        (43,964)        (3,007)


    123,797        114,547         19,067         16,941        391,853        375,679        205,904        208,911
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    105,261        123,797         20,447         19,067        128,876        391,853        161,940        205,904


($       37)   ($       20)   ($       25)   ($       28)   $         0    $         0    $         0    ($        1)
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========


      1,744          2,323            429            484      4,746,181      3,616,844      1,438,355      1,097,432
        376            475             66             44          2,528         14,463          2,032          5,803
     (4,669)        (2,357)          (437)          (317)    (5,011,689)    (3,615,602)    (1,484,346)    (1,106,237)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
     (2,549)           441             58            211       (262,980)        15,705        (43,959)        (3,002)
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========








                                 See notes to financial statements                                         Page 35



WEISS, PECK & GREER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

1- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization
     The following are open-end management investment companies (the "Funds") registered under the Investment Company Act of 1940 (the "Act"):

     WPG Tudor Fund ("Tudor")
     WPG Large Cap Growth Fund ("Large Cap Growth")
     Weiss, Peck & Greer Funds Trust ("WPG Funds Trust"):
          WPG Quantitative Equity Fund ("Quantitative Equity")
          WPG Core Bond Fund ("Core Bond")
          WPG Intermediate Municipal Bond Fund ("Intermediate Municipal Bond") WPG Government Money Market Fund ("Government Money Market")
          WPG Tax Free Money Market Fund ("Tax Free Money Market")

     Each fund is diversified.

     Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of the significant accounting policies followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles.

Portfolio Valuation
     COMMON STOCK -- Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices.

     BONDS -- Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued by a pricing service which utilizes both dealer-supplied valuations and other techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchanges or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

     MONEY MARKET SECURITIES -- Securities are valued at amortized cost, in accordance with Rule 2a-7 of the Act, which has been determined by the Funds' Boards of Trustees to represent the fair value of the Fund's investments.

     SHORT TERM SECURITIES (OTHER THAN THE MONEY MARKET FUND) - Securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value.

     FOREIGN SECURITIES -- Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at 11:00 AM Eastern Time.

     OTHER SECURITIES -- Other securities and assets for which market quotations are not readily available are valued at their fair value as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

Securities Transactions and Investment Income
     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized with a corresponding decrease in cost basis.

WEISS, PECK & GREER MUTUAL FUNDS

Federal Income Taxes
     The Funds intend to comply with the requirements of the Internal Revenue Code that pertain to regulated investment companies and to distribute all of their taxable income to their shareholders. No federal income tax provision is required. As of December 31, 2002, the following Funds had capital loss carryforwards to offset future capital gain net income:

(IN THOUSANDS)
                                                        YEAR OF EXPIRATION
                                                        ------------------
FUND                             2003     2004      2005     2006    2007     2008   2009     2010
----                             ----     ----      ----     ----    ----     ----   ----     ----
Tudor                              0        0        0        0        0        0    5,160    8,956
Large Cap Growth                   0        0        0        0        0        0      329    2,170
Quantitative Equity                0        0        0        0        0        0      238    2,380
Core Bond                     20,113      753        0        0    6,170        0        0        0
Intermediate Municipal Bond        0        0        0        0        0        0        0        0
Government Money Market        1,541        0        0        0        0        0        0        0
Tax Free Money Market              1        3        4        1        5        0        5        5


     In addition, Tudor, Large Cap Growth and Quantitative Equity generated post-October 31, 2002, net capital losses of $3,050,875, $1,344,797 and $361,528, respectively, which, if unused, will expire on December 31, 2011.

     At December 31, 2002 the components of accumulated earnings on a tax basis were as follows:

(IN THOUSANDS)                DISTRIBUTIONS       ACCUMULATED          NET UNREALIZED
                               IN EXCESS OF      NET REALIZED           APPRECIATION
                              NET INVESTMENT      LOSSES ON            (DEPRECIATION)
FUND                             INCOME          INVESTMENTS           ON INVESTMENTS
----                             ------          -----------           --------------
Tudor                               0              (14,115)               1,510
Large Cap Growth                    0               (2,499)              (2,197)
Quantitative Equity                 0               (2,618)              (2,236)
Core Bond                           0              (27,036)               2,751
Intermediate Municipal Bond         0                    0                1,126
Government Money Market             0               (1,541)                   0
Tax-Free Money Market               0                  (24)                   0


     The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and post-October losses.

     At December 31, 2002, the cost of investments for federal income tax purposes is as follows:

(IN THOUSANDS)                                                                    NET
                                   COST OF         GROSS          GROSS       APPRECIATION
FUND                             INVESTMENTS    APPRECIATION  (DEPRECIATION) (DEPRECIATION)
----                             -----------    ------------  -----------------------------
Tudor                              46,399          7,112         (5,602)          1,510
Large Cap Growth                   43,704          3,190         (5,387)         (2,197)
Quantitative Equity                17,385            696         (2,932)         (2,236)
Core Bond                         132,022          2,807            (56)          2,751
Intermediate Municipal Bond        19,067          1,127             (1)          1,126
Government Money Market           121,146              0              0               0
Tax-Free Money Market             172,291              0              0               0

WEISS, PECK & GREER MUTUAL FUNDS

Reclassification of capital accounts
------------------------------------
     On the statements of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made to increase (decrease) distributions in excess of net investment income, distributions in excess of net realized gains on investments and currencies and paid-in surplus for the Funds as follows:

    (IN THOUSANDS)               DISTRIBUTIONS IN      ACCUMULATED
                                   EXCESS OF NET       NET REALIZED         PAID IN
    FUND                        INVESTMENT INCOME  LOSSES ON INVESTMENTS     SURPLUS
    ----                        -----------------  ---------------------     -------
    Tudor                               450               151                 (601)
    Large Cap Growth                    255                 0                 (255)
    Quantitative Equity                  19                 1                  (20)
    Core Bond                           (17)            3,158               (3,141)
    Intermediate Municipal Bond           3                (3)                   0
    Government Money Market               0                 0                    0
    Tax-Free Money Market                 1                (1)                   0


     The primary permanent differences causing such reclassifications are due to currency gains and losses, the expiration of net operating losses and litigation income. The reclassifications have no impact on the net assets of the respective Funds.

Distributions to shareholders
-----------------------------
     DIVIDENDS FROM NET INVESTMENT INCOME - Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for Tudor, Quantitative Equity, and Large Cap Growth Funds. Dividends from net investment income are declared daily and paid monthly for the Core Bond, Intermediate Municipal Bond, Government Money Market and Tax Free Money Market Funds.

     DISTRIBUTIONS FROM NET REALIZED GAINS - Distributions from net realized gains are declared and paid by December 31 of the year in which they are earned. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Funds not to distribute such gains.

     The character of distributions for each Funds' fiscal years ended December 31, 2002 and December 31, 2001 is as follows:

              (IN THOUSANDS)         ORDINARY (A)          CAPITAL GAIN (B)        EXEMPT-INTEREST
      FUND                         2002       2001         2002       2001         2002        2001
      ----                         ----       ----         ----       ----         ----        ----
      Tudor                          0         799           0       1,948           0           0
      Large Cap Growth               0         765           0           0           0           0
      Quantitative Equity            0           0           0           0           0           0
      Core Bond                  4,327       6,179           0           0           0           0
      Intermediate
      Municipal Bond                77           1         229         102         771         777
      Government Money Market    2,667      14,678           0           0           0           0
      Tax-Free Money Market          0           0           0           0       2,078       5,881


     Notes: (a) Includes distributions from Funds' level net short-term capital gains. (b) To the extent reported, each Fund designates these amounts as capital gain dividends for federal income tax purposes.

Repurchase Agreements (TUDOR, CORE BOND, GOVERNMENT MONEY MARKET)
     It is each Funds' policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

Futures (TUDOR, QUANTITATIVE EQUITY, CORE BOND)
     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a

WEISS, PECK & GREER MUTUAL FUNDS

     "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges. At December 31, 2002, the Funds did not hold any futures.

Options Writing (TUDOR, LARGE CAP GROWTH, QUANTITATIVE EQUITY, CORE BOND)
     A Fund may write covered options to protect against adverse movements in the price of securities in the investment portfolio. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor which can enter into non-exchange options with counterparties as authorized by the Board of Trustees. At December 31, 2002, the Funds did not have any written options outstanding.

Foreign Securities (TUDOR, LARGE CAP GROWTH)
     Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

Forward Currency Contracts (TUDOR, LARGE CAP GROWTH,)
     A Fund may enter into forward contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract. At December 31, 2002, the Funds did not hold any foreign currency contracts.

Foreign Currency Transactions (TUDOR, LARGE CAP GROWTH)
     The books and records of each Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates prevailing at 11:00 AM Eastern time.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

Use of Estimates
     Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

WEISS, PECK & GREER MUTUAL FUNDS

2- SECURITIES TRANSACTIONS
     For the year ended December 31, 2002, sales proceeds, cost of securities purchased, (other than short-term investments), total commissions and commissions received by Weiss, Peck & Greer ("WPG"), on such transactions were as follows:

                                        PROCEEDS        COST OF                         COMMISSIONS
                                     OF SECURITIES      SECURITIES        TOTAL         RECEIVED BY
                                          SOLD          PURCHASED      COMMISSIONS           WPG
                                        (000'S)          (000'S)          (000'S)          (000'S)
                                        -------          -------          -------          -------
     Tudor                             $ 62,407        $ 56,588        $    322        $     25
     Large Cap Growth                    75,541          61,886             253             156
     Quantitative Equity                 16,540          13,603              37              18
     Core Bond                          507,121         485,783               0               0
     Intermediate Municipal Bond          8,590           9,548               0               0


3- SECURITIES LENDING (TUDOR, CORE BOND)
     At December 31, 2002, the Tudor Fund loaned securities valued at $3,196,840. For collateral the Tudor Fund received a letter of credit from Danske Bank in an amount equal to $3,700,000. At December 31, 2002, the Core Bond Fund loaned securities valued at $12,822,988. For collateral, the Core Bond Fund received a U.S. Treasury Note 5.500% Due 8/15/28 with fair value of $13,419,125. For the year ended December 31, 2002, the Tudor Fund and the Core Bond Fund earned $12,587 and $5,034 in securities lending fees, net of custodian expenses, respectively.

4- FORWARD COMMITMENT SALES (CORE BOND)
     The Core Bond Fund may enter into the sale of mortgage-backed securities on a forward commitment basis. Forward commitment sales are entered into prior to the announcement of the monthly paydown scheduled for a pool of mortgage-backed securities and delivery is made subsequent to the paydown. The Fund may choose to close out the transaction prior to the settlement date rather than make delivery of the underlying security. When the Fund enters into a forward commitment sale it records an unrealized gain or loss daily equal to the difference between the original value of the sale and the current market value. When the sale is completed, the gain or loss becomes realized.

5- INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
     WPG serves as the Funds' investment adviser. The advisory fees of each Fund are as follows, and are paid monthly:

      Tudor .90% of net assets up to $300 million .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

      Large Cap Growth                   .75% of net assets

      Quantitative Equity                .75% of net assets

      Core Bond                          .60% of net assets up to $300 million
                                         .55% of net assets $300 million to $500
                                         million .50% of net assets in excess of
                                         $500 million

       Intermediate Municipal Bond       .00% while net assets under $17 million
                                         .50% while net assets in excess of $17
                                         million

      Government Money Market            .50% of net assets up to $500 million
                  &                      .45% of net assets $500 million
                                         to $1 billion
      Tax Free Money Market              .40% of net assets $1 billion to
                                         $1.5 billion .35% of net assets
                                         in excess of $1.5 billion

WEISS, PECK & GREER MUTUAL FUNDS

     Each Fund has entered into an Administration Agreement with WPG. For the period January 1, 2002 through April 30, 2002 WPG was entitled to receive the following fees based upon a percentage of average daily net assets:
     Tudor 0.10%, Large Cap Growth 0.09%, Quantitative Equity 0.07%, Core Bond 0.00%, Intermediate Municipal Bond 0.00%, Government Money Market 0.01%, and Tax Free Money Market 0.03%. As of May 1, 2002, WPG is entitled to receive the following fees based upon a percentage of average daily net assets: Tudor 0.14%, Large Cap Growth 0.12%, Government Money Market 0.02%. The fee for all of the other Funds remained the same.

6- DISTRIBUTION PLAN (CORE BOND)
     The Trust has adopted a plan of Distribution (the "Plan") under Section 12
     (b) of the 1940 Act and Rule 12b-1 there-under. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

     For the year ended December 31, 2002, expenses incurred under the Plan were $0.

     Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

7- CUSTODIAN FEES
     Each Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2002 the Funds' custodian fees and related offset were as follows:

                                      CUSTODIAN                OFFSET
                                         FEE                   CREDIT
                                         ---                   ------
           Tudor                       $17,874                  $606
           Large Cap Growth             14,352                   654
           Quantitative Equity           6,300                   637
           Core Bond                    30,836                 2,796
           Municipal Bond                3,864                   475
           Government Money Market      28,385                 5,628
           Tax Free Money Market        28,637                 2,268


     The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with their custodian.


WEISS, PECK & GREER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS                                                                              (FOR THE YEARS ENDED DECEMBER 31)

               $ PER SHARE                                                                                                  RATIOS

                                                                                                                  RATIO OF
                                       TOTAL                                                                         NET
                              NET     INCOME/   DIVI-   DISTRI-                                                   INVESTMENT
                           REALIZED   (LOSS)    DENDS   BUTIONS                                  NET     RATIO OF  INCOME
         NET        NET       AND      FROM     FROM     FROM                 NET               ASSETS   EXPENSES  (LOSS)
        ASSET      INVEST- UNREALIZED INVEST-    NET      NET                ASSET                AT        TO       TO       PORT-
       VALUE AT     MENT   GAINS OR    MENT     MENT    REALIZED   TOTAL    VALUE AT            END OF   AVERAGE   AVERAGE    FOLIO
       BEGINNING   INCOME (LOSSES)ON   OPERA-  INVEST-  CAPITAL   DISTRI-    END OF    TOTAL     YEAR      NET      NET     TURNOVER
        OF YEAR    (LOSS) INVESTMENTS  TIONS   INCOME    GAINS    BUTIONS     YEAR     RETURN  ($000'S)   ASSETS   ASSETS     RATE
------------------------------------------------------------------------------------------------------------------------------------
TUDOR
2002     $15.21    $ 0.00  ($3.97)    ($3.97)   $ 0.00   $ 0.00     $0.00    $11.24   (26.10%)  $47,705    1.54%    (0.81%)   105.6%
2001      18.41      0.00   (2.73)     (2.73)     0.00    (0.47)    (0.47)    15.21   (14.78)    71,324    1.38      0.11     128.1
2000      22.91      0.00   (1.50)     (1.50)     0.00    (3.00)    (3.00)    18.41    (5.20)    94,418    1.28     (0.22)     84.0
1999      15.74      0.00    9.88       9.88      0.00    (2.71)    (2.71)    22.91    63.26    108,780    1.37     (0.37)    139.4
1998      21.90     (0.02)  (4.86)     (4.88)     0.00    (1.28)    (1.28)    15.74   (22.01)    86,817    1.28     (0.22)    143.6

LARGE CAP GROWTH
2002      26.46      0.00   (7.30)     (7.30)     0.00     0.00      0.00     19.16   (27.59)    43,412    1.25     (0.42)    107.9
2001      33.60     (0.01)  (6.86)     (6.87)     0.00    (0.27)    (0.27)    26.46   (20.45)    74,931    1.14     (0.11)     56.4
2000      39.88      0.01   (0.94)     (0.93)     0.00    (5.35)    (5.35)    33.60    (1.68)   109,347    1.01     (0.03)     78.2
1999      40.64      0.14    4.91       5.05     (0.16)   (5.65)    (5.81)    39.88    12.68    145,734    1.03      0.40      68.1
1998      35.11      0.26    9.38       9.64     (0.26)   (3.85)    (4.11)    40.64    27.51    160,698    1.04      0.71      64.6

QUANTITATIVE EQUITY
2002       3.49      0.00   (0.75)     (0.75)     0.00     0.00      0.00      2.74   (21.49)    15,145    1.67     (0.10)     74.7
2001       3.86      0.00   (0.37)     (0.37)     0.00     0.00      0.00      3.49    (9.59)    22,387    1.41     (0.30)     91.5
2000       5.23      0.00   (0.42)     (0.42)    (0.01)   (0.94)    (0.95)     3.86    (7.32)    29,824    1.23      0.02     106.6
1999       5.79      0.02    0.73       0.75     (0.03)   (1.28)    (1.31)     5.23    13.90     76,452    1.08      0.24      95.6
1998       5.84      0.05    1.46       1.51     (0.06)   (1.50)    (1.56)     5.79    26.71     73,884    1.06      0.49      89.4











Page 42                                                    See notes to financial statements.





WEISS, PECK & GREER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS                                                                              (FOR THE YEARS ENDED DECEMBER 31)

               $ PER SHARE                                                                                                  RATIOS

                                                                                                                  RATIO OF
                                       TOTAL                                                                         NET
                              NET     INCOME/   DIVI-   DISTRI-                                                   INVESTMENT
                           REALIZED   (LOSS)    DENDS   BUTIONS                                  NET     RATIO OF  INCOME
         NET        NET       AND      FROM     FROM     FROM                 NET               ASSETS   EXPENSES  (LOSS)
        ASSET      INVEST- UNREALIZED INVEST-    NET      NET                ASSET                AT        TO       TO       PORT-
       VALUE AT     MENT   GAINS OR    MENT     MENT    REALIZED   TOTAL    VALUE AT            END OF   AVERAGE   AVERAGE    FOLIO
       BEGINNING   INCOME (LOSSES)ON   OPERA-  INVEST-  CAPITAL   DISTRI-    END OF    TOTAL     YEAR      NET      NET     TURNOVER
        OF YEAR    (LOSS) INVESTMENTS  TIONS   INCOME    GAINS    BUTIONS     YEAR     RETURN  ($000'S)   ASSETS   ASSETS     RATE
------------------------------------------------------------------------------------------------------------------------------------

CORE BOND
2002      $9.80     $0.40   $0.64      $1.04    ($0.40)   $0.00    ($0.40)   $10.44    10.87%  $105,261    0.50%     4.02%    539.2%
2001       9.40      0.49    0.40       0.89     (0.49)    0.00     (0.49)     9.80     9.64    123,797    0.50      5.04     431.5
2000       9.07      0.60    0.33       0.93     (0.60)    0.00     (0.60)     9.40    10.66    114,547    0.50      6.58     509.0
1999       9.64      0.56   (0.57)     (0.01)    (0.56)    0.00     (0.56)     9.07    (0.12)   137,487    0.50      5.98     531.2
1998       9.34      0.54    0.30       0.84     (0.54)    0.00     (0.54)     9.64     9.26    139,463    0.50      5.71     684.9

INTERMEDIATE MUNICIPAL BOND
2002      10.40      0.42    0.57       0.99     (0.42)   (0.16)    (0.58)    10.81     9.70     20,447    0.85      3.90      43.5
2001      10.44      0.46    0.00       0.46     (0.44)   (0.06)    (0.50)    10.40     4.42     19,067    0.84      4.18      34.6
2000      10.05      0.46    0.39       0.85     (0.46)    0.00     (0.46)    10.44     8.73     16,941    0.81      4.58      23.8
1999      10.55      0.44   (0.50)     (0.06)    (0.44)    0.00     (0.44)    10.05    (0.54)    20,210    0.85      4.32      83.2
1998      10.45      0.45    0.14       0.59     (0.47)   (0.02)    (0.49)    10.55     5.72     25,341    0.85      4.23      45.7

GOVERNMENT MONEY MARKET
2002       1.00      0.01    0.00       0.01     (0.01)    0.00     (0.01)     1.00     1.07    128,876    0.75      1.15      N/A
2001       1.00      0.04    0.00       0.04     (0.04)    0.00     (0.04)     1.00     3.61    391,853    0.69      3.57      N/A
2000       1.00      0.06    0.00       0.06     (0.06)    0.00     (0.06)     1.00     5.74    375,679    0.68      5.59      N/A
1999       1.00      0.04    0.00       0.04     (0.04)    0.00     (0.04)     1.00     4.45    372,448    0.70      4.36      N/A
1998       1.00      0.05    0.00       0.05     (0.05)    0.00     (0.05)     1.00     4.80    428,443    0.73      4.62      N/A

TAX FREE MONEY MARKET
2002       1.00      0.01    0.00       0.01     (0.01)    0.00     (0.01)     1.00     1.02    161,940    0.69      1.02      N/A
2001       1.00      0.03    0.00       0.03     (0.03)    0.00     (0.03)     1.00     2.51    205,904    0.67      2.52      N/A
2000       1.00      0.04    0.00       0.04     (0.04)    0.00     (0.04)     1.00     3.71    208,911    0.70      3.67      N/A
1999       1.00      0.03    0.00       0.03     (0.03)    0.00     (0.03)     1.00     2.80    117,520    0.76      2.76      N/A
1998       1.00      0.03    0.00       0.03     (0.03)    0.00     (0.03)     1.00     3.05    131,268    0.75      3.01      N/A










Page 43                                                              See notes to financial statements.



WEISS, PECK & GREER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS


     The Adviser agreed to cap certain Funds' operating expenses and not to impose its full fee for certain periods. This has resulted in a waiver of a portion of the Investment Advisory Fee for Core Bond and Intermediate Municipal Bond. The Adviser may not discontinue or modify this cap without the approval of the Funds' Trustees. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the net investment income/(loss) per share, ratio of expenses to average net assets and ratio of net income to average net assets would have been:
                                                                Ratio of Net
                                                    Ratio of      Investment
                                                    Expenses     Income (Loss)
                                                   to Average     to Average
                                                   Net Assets     Net Assets
         QUANTITATIVE EQUITY
                  2001                                1.42%         (0.31)%
                  2000                                1.24%          0.01%
                  1998                                1.07%          0.48%
         CORE BOND
                  2002                                0.83%          3.69%
                  2001                                0.81%          4.73%
                  2000                                0.79%          6.29%
                  1999                                0.81%          5.67%
                  1998                                0.89%          5.32%
         INTERMEDIATE MUNICIPAL BOND
                  2002                                1.17%          3.58%
                  2001                                1.15%          3.87%
                  2000                                1.04%          4.35%
                  1999                                1.08%          4.09%
                  1998                                1.06%          4.02%
         GOVERNMENT MONEY MARKET
                  2002                                0.76%          1.14%
         TAX FREE MONEY MARKET
                  1998                                0.76%          3.00%

     For the Tudor and Large Cap Growth Funds, custody fee earnings credit had an effect of less than 0.01% per share on the above ratios. The custody fee earnings credit had an effect of less than 0.01% on the above ratios in 1999 and 2002 for the Quantitative Equity Fund, in 1998, 1999, 2000 and 2001 for the Government Money Market Fund and 1999, 2000, 2001 and 2002 for the Tax Free Money Market Fund.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Shareholders and Board of Trustees of:

      WPG TUDOR FUND
      WPG LARGE CAP GROWTH FUND
      WPG QUANTITATIVE EQUITY FUND
      WPG CORE BOND FUND
      WPG INTERMEDIATE MUNICIPAL BOND FUND
      WPG GOVERNMENT MONEY MARKET FUND
      WPG TAX FREE MONEY MARKET FUND

We have audited the accompanying statements of asset and liabilities of the WPG Tudor Fund, WPG Large Cap Growth Fund, WPG Quantitative Equity Fund, WPG Core Bond Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund (the "Funds"), including the schedules of investments as of December 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WPG Tudor Fund, WPG Large Cap Growth Fund, WPG Quantitative Equity Fund, WPG Core Bond Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for the each of the years in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            KPMG LLP


February 7, 2003


WEISS, PECK & GREER MUTUAL FUNDS

INFORMATION ON TRUSTEES - UNAUDITED

TRUSTEES
NAME, ADDRESS, DATE OF BIRTH
POSITION(S) HELD WITH                   PRINCIPAL
FUND AND LENGTH OF SERVICE              OCCUPATION(S)                                      OTHER DIRECTORSHIPS
AS A TRUSTEE                            PAST 5 YEARS                                       HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

ROGER J. WEISS                          Senior Managing                                    Trustee Fellow of Cornell University
One New York Plaza                      Director of WPG,                                   Member of Board of Overseers
New York, NY 10004                      Executive Vice President                           of Cornell Medical College
4/29/39                                 and Director of WPG                                Vice Chairman of Cornell University
Chairman of the Board and               Advisers, Inc.                                     Investment Committee
Trustee since 1988                                                                         Member of Cornell Law School
                                                                                           and Athletic Advisory Councils
                                                                                           Trustee of the Chess-in-the-Schools
                                                                                           Program
                                                                                           Member of the Board of
                                                                                           Gray Peak Technologies
-----------------------------------------------------------------------------------------------------------------------------------

RAYMOND R. HERRMANN, JR.                Chairman of the Board of                           Life Member of Board of Overseers
60 E. 42nd Street                       Sunbelt Beverage Corp.                             of Cornell Medical College
Suite 1915                              Former Vice Chairman and                           Director of Sky Ranch for Boys
New York, NY 10165                      Director McKesson Corp.
9/11/20
Trustee since 1970
-----------------------------------------------------------------------------------------------------------------------------------

ROBERT A. STRANIERE                     Member of New York State                           Director of various Reich and
182 Rose Avenue                         Assembly                                           Tang Funds
Staten Island, NY 10306                 Sole proprietor of Straniere
3/28/41                                 Law Firm
Trustee since 1992
-----------------------------------------------------------------------------------------------------------------------------------

WILLIAM B. ROSS                         Self-employed Financial Consultant
4044 N. Farwell Avenue
Shorewood, WI 53211
8/22/27
Trustee since 1972
-----------------------------------------------------------------------------------------------------------------------------------

LAWRENCE J. ISRAEL                      Private Investor                                   Member of Board of Governors
170 Broadway                                                                               of Touro Infirmary
Suite 249                                                                                  Member of Touro Foundation Board
New Orleans, LA 70018                                                                      Member of Board of Administrators
12/13/34                                                                                   and Executive Committee of
Trustee since 1990                                                                         Tulane University
                                                                                           Member of the Intercollegiate
                                                                                           Athletics Committee of the
                                                                                           Administrators of Tulane
                                                                                           Educational Fund
-----------------------------------------------------------------------------------------------------------------------------------

GRAHAM E. JONES                         Senior Vice President, BGK Realty Inc.             Trustee of various investment
330 Garfield Street                                                                        companies of Deutsche Asset
Santa Fe, NM 87501                                                                         Management
1/31/33                                                                                    Trustee various investment companies
                                                                                           Trustee since 1985 managed by Sun
                                                                                           Capital Advisors.

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                     WEISS, PECK & GREER INVESTMENTS [LOGO]


                     ONE NEW YORK PLAZA, NEW YORK, NY 10004

INDEPENDENT TRUSTEES AND MEMBERS           INVESTMENT ADVISER
OF AUDIT COMMITTEE                         Weiss, Peck & Greer, LLC
Raymond R. Herrmann, Jr.                   One New York Plaza
Lawrence J. Israel                         New York, NY  10004
Graham E. Jones
William B. Ross                            CUSTODIAN
Robert A. Straniere                        Boston Safe Deposit and Trust Company
                                           One Exchange Place
OFFICERS                                   Boston, MA 02109
ROGER J. WEISS
Chairman of the Board and Trustee -        DIVIDEND DISBURSING AND
all funds                                  TRANSFER AGENT
                                           PFPC Inc.
WALTER PRENDERGAST                         P.O. Box 60448
  President - WPG Tudor Fund               King of Prussia, PA  19406-0448

RONALD M. HOFFNER                          DISTRIBUTOR
  Executive Vice President and             PFPC Distributors, Inc.
  Treasurer - all funds                    760 Moore Road
                                           King of Prussia, PA 19406
JOSEPH J. REARDON
  Vice President and Secretary -           LEGAL COUNSEL
  all funds                                Hale and Dorr
                                           60 State Street
STEVEN M. PIRES                            Boston, MA  02109
  Assistant Vice President - all funds
                                           INDEPENDENT AUDITORS
C. LENNIS KOONTZ                           KPMG LLP
  Vice President - WPG Large Cap           757 Third Avenue
  Growth Fund                              New York, NY  10017

DANIEL S. VANDIVORT                        This report is submitted for the
  President - WPG Funds Trust              general information of shareholders
                                           and is not authorized for
JANET A. FIORENZA                          distribution to prospective
  Vice President - WPG Tax Free Money      investors unless preceded or
  Market Fund                              accompanied by an effective
                                           prospectus. Nothing herein is to be
S. BLAKE MILLER                            considered an offer of sale or
  Vice President - WPG Intermediate        solicitation of an offer to buy
  Municipal Bond Fund                      shares of the Weiss, Peck & Greer
                                           Funds. Such offering is made only
                                           by prospectus, which includes
                                           details as to offering and other
                                           material information.